SCHEDULE 14A

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Wells Fargo & Company

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WELLS FARGO & COMPANY

March 17, 2015

Dear Stockholder:

The 2015 annual meeting of stockholders of Wells Fargo & Company will be held on April 28, 2015 at 8:30 a.m., Central Daylight Time, at The Ritz-Carlton, St. Louis, 100 Carondelet Plaza, St. Louis, Missouri. Please read the notice of meeting and proxy statement accompanying this letter carefully so that you will know what you are being asked to vote on at the meeting and what you will need to do if you want to attend the meeting in person or listen to live audio of the meeting.

Our proxy materials are available over the internet, and most of our stockholders will receive only a notice containing instructions on how to access the proxy materials over the internet and vote online. If you receive this notice but would still like to receive paper copies of the proxy materials, please follow the instructions on the notice or on the website referred to on the notice.

Your vote is important. Please vote as soon as possible even if you plan to attend the annual meeting. The notice and the proxy statement contain instructions on how you can vote your shares over the internet, by telephone, or by mail. If you need help at the meeting because of a disability, please call us at 1-866-878-5865, at least one week before the meeting.

Thank you for your interest in Wells Fargo.

Sincerely,

John G. Stumpf Chairman, President and Chief Executive Officer

WELLS FARGO & COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:	Tuesday, April 28, 2015 8:30 a.m., Central Daylight Time (CDT)

PLACE:	The Ritz-Carlton, St. Louis 100 Carondelet Plaza St. Louis, Missouri 63105

ITEMS OF BUSINESS:	• Elect as directors the 16 nominees named in the accompanying proxy statement;
• Vote on an advisory resolution to approve executive compensation;

• Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015;

•      Vote on the following two stockholder proposals, if properly presented at the meeting and not previously withdrawn:

–     Adopt a policy to require an independent chairman;

–     Provide a report on the Company’s lobbying policies and practices; and

• Consider any other business properly brought before the meeting.

WHO CAN VOTE:	You may vote only if you owned shares of common stock at the close of business on March 3, 2015, the record date.

VOTING:	It is important that your shares be represented and voted at the meeting. You can vote your shares over the internet or by telephone. If you received a paper proxy card or voting instruction form by mail, you may also vote by signing, dating, and returning the proxy card or voting instruction form in the envelope provided. Voting in any of these ways will not prevent you from attending or voting your shares at the meeting. For specific instructions on how to vote your shares, see the information beginning on page 81 of the proxy statement. Please call us at 1-866-878-5865, if you need directions to attend the meeting and vote in person.

MEETING ADMISSION:	You or your legal proxy may attend the meeting if you owned shares of our common stock at the close of business on March 3, 2015. If you or your legal proxy holder plan to attend the meeting in person, you must follow the admission procedures described beginning on page 84 of the proxy statement. If you do not comply with these procedures, you will not be admitted to the meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS:	Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on April 28, 2015: Wells Fargo’s 2015 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2014 are available at: www.proxydocs.com/wfc (for record holders) or www.proxyvote.com (for street name holders).

By Order of the Board of Directors,

Anthony R. Augliera Corporate Secretary

This notice and the accompanying proxy statement, 2014 annual report, and proxy card or voting instruction form were first made available to stockholders beginning on or about March 17, 2015.

PROXY STATEMENT SUMMARY

This summary highlights certain information contained in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

Wells Fargo 2015 Annual Meeting of Stockholders

Date and Time:	Tuesday, April 28, 2015 8:30 a.m., CDT

Place:	The Ritz-Carlton, St. Louis 100 Carondelet Plaza, St. Louis, Missouri 63105

Items of Business and Voting Recommendations

Items for Vote		Board Recommendation
1.	Elect 16 directors	FOR all nominees
2.	Advisory resolution to approve executive compensation (Say on Pay)	FOR
3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015	FOR
4-5.	Two stockholder proposals as described in our Notice of Annual Meeting	AGAINST both proposals

In addition, stockholders may be asked to consider any other business properly brought before the meeting.

Voting and Admission to Wells Fargo 2015 Annual Meeting of Stockholders

Voting. Stockholders as of the record date, March 3, 2015, are entitled to vote. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on at our annual meeting.

Even if you plan to attend our annual meeting in person, please cast your vote as soon as possible by:

using the Internet	scanning the QR Barcode on your voting materials, where available	calling toll-free from the U.S., U.S. territories and Canada	mailing your signed proxy or voting instruction form

Check your notice of internet availability of proxy materials or your proxy or voting instruction form for the web address of our internet voting site and toll-free telephone voting number.

Admission. Wells Fargo stockholders as of the record date are entitled to attend the annual meeting. Our admission procedures require all stockholders attending the annual meeting to present proper verification of stock ownership and a valid photo ID. Please review the admission procedures under “Voting and Other Meeting Information—Meeting Admission Information” beginning on page 84.

Live Audio of Meeting. You may listen to live audio of the annual meeting, but will not be able to vote your shares or ask questions while you are listening to the meeting. Please see page 85 for more information on how to listen to the live annual meeting.

Each stockholder’s vote is important. Please submit your vote and proxy over the internet or by telephone, or complete, sign, date and return your proxy or voting instruction form.

Wells Fargo & Company 2015 Proxy Statement            i

Corporate Governance Highlights

Board of Directors	Stockholder Rights and Engagement	Compensation	Strategy and Risk

•   Independent Lead Director

•   15 of 16 director nominees are independent

•   All standing Board committees consist solely of independent directors

•   Held 9 Board meetings in 2014

•   Board meets regularly in executive session

•   98.95% average attendance by directors in 2014 at Board and committee meetings

•   100% of directors serve on four or fewer public company boards, and no director who is CEO of a public company serves on more than three public company boards

•   Annual director elections

•   Directors elected by a majority of votes cast in uncontested elections, and by plurality vote in contested elections

•   Stockholders may call special meetings and act by written consent

•   Lead Director and senior management participate in investor outreach program with the Company’s largest institutional investors

•   Investor feedback resulted in enhanced disclosures in our 2015 proxy statement about Board performance evaluations, Board succession planning and the experience of our directors

•   Pay-for-performance compensation philosophy and approach

•   Robust stock ownership and retention policies for our non-management directors and executive officers

•   Prohibit hedging of Company securities

•   Prohibit pledging by directors and executive officers of Company equity securities as collateral for margin or other similar loan transactions

•   Multiple executive compensation clawback and recoupment policies

•   Independent compensation consultant engaged by Human Resources Committee

•   Board oversight of Company strategy, financial performance, risk management framework and risk appetite

•   Risk oversight by full Board and its committees

•   Risk Committee includes the chairs of each of the Board’s standing committees

•   Board reinforcement and oversight of strong ethics and risk cultures

•   Compensation program designed consistent with safety and soundness and without undue risk

•   Board oversight of CEO and management succession planning

The Board has a robust process for evaluating its performance. In 2014, the Board enhanced its self-evaluation process by encouraging directors to provide feedback on the individual contributions of directors to the work of the Board and its committees. The Board’s annual performance evaluation is a key component of its director nomination process and succession planning. The Board’s succession planning in 2014 focused primarily on:

•	the composition of the Board and its committees,

•	the upcoming retirements of directors and succession plans for committee chairs,

•	our commitment to Board diversity, and

•

recruiting strategies for adding new directors to complement the existing skills and experience of the Board in areas identified in the Board’s self-assessment and consistent with the Company’s strategic priorities such as managing risk.

The Board’s succession planning takes into account its views on the importance of Board refreshment and having an appropriate balance of experience and perspectives on the Board. Recently, the Board added two new directors (Elizabeth A. Duke and Suzanne M. Vautrinot) who enhance the overall mix of skills and experience on the Board and reflect the Board’s efforts to bring fresh perspectives to the Board. The accompanying charts illustrate the varying tenure of our independent directors and the diversity of our Board. In addition, the chart on the following page provides information about the principal qualifications and experience of all of our directors.

ii            Wells Fargo & Company 2015 Proxy Statement

Item 1 — Election of Directors

The table below provides a summary of information about each director nominee for election at the annual meeting.

Nominee	Age	Director Since	Principal Occupation or Affiliation	Principal Qualifications and Experience	Indep- endent	Committees (* Chair)
John D. Baker II	66	2009	Executive Chairman and Director, FRP Holdings, Inc.	Financial Management; Business Development; Business Operations; Regulatory; Legal	Yes	AEC; CRC; Credit
Elaine L. Chao	61	2011	Former U.S. Secretary of Labor	Governmental Relations; Social Responsibility; Community Affairs; Regulatory; HR; Governance	Yes	Credit; Finance
John S. Chen	59	2006	Executive Chairman and Chief Executive Officer, BlackBerry Limited	Technology; Information Security; Marketing/Consumer; International; Public Policy; Community Affairs	Yes	HRC
Lloyd H. Dean	64	2005	President, Chief Executive Officer and Director, Dignity Health	Business Operations; Regulatory; Social Responsibility; Strategic Planning; Community Affairs; Governance	Yes	CRC; GNC; HRC*; Risk
Elizabeth A. Duke	62	2015	Former member of the Federal Reserve Board of Governors	Financial Services; Risk Management; Financial Management; Governmental Relations; Regulatory	Yes	Risk
Susan E. Engel	68	1998	Retired Chief Executive Officer, Portero, Inc.	Marketing/Consumer; Technology; Business Operations; Strategic Planning; Business Development	Yes	Credit; Finance; HRC
Enrique Hernandez, Jr.	59	2003	Chairman, President, Chief Executive Officer and Director, Inter-Con Security Systems, Inc.	Risk Management; Legal; Financial Management; Strategic Planning; Management Succession Planning; Governance	Yes	AEC; CRC; Finance*; Risk*
Donald M. James	66	2009	Chairman and Director, Vulcan Materials Company	Risk Management; Legal; Strategic Planning; Regulatory; Management Succession Planning; Governance	Yes	Finance; HRC
Cynthia H. Milligan	68	1992	Dean Emeritus, College of Business Administration, University of Nebraska-Lincoln	Financial Services; Academia/Public Policy; Regulatory; Risk Management; Legal	Yes	CRC; Credit*; GNC; Risk
Federico F. Peña	68	2011	Senior Advisor, Vestar Capital Partners; Former U.S. Secretary of Energy and Former U.S. Secretary of Transportation	Governmental Relations; Public Policy; Regulatory; Risk Management; Legal; Financial Management; Business Development; Social Responsibility	Yes	AEC; CRC; GNC
James H. Quigley	63	2013	CEO Emeritus and a retired Partner of Deloitte	Accounting and Financial Reporting; Financial Management; Regulatory; Risk Management; Business Operations; Strategic Planning; Governance	Yes	AEC*; Credit; Risk
Judith M. Runstad	70	1998	Former Partner and currently Of Counsel, Foster Pepper PLLC	Financial Services; Regulatory; Risk Management; Legal; Governmental Relations; Governance; Community Affairs	Yes	CRC*; Credit; Finance; Risk
Stephen W. Sanger	68	2003	Retired Chairman and Chief Executive Officer, General Mills, Inc.	Marketing/Consumer; Strategic Planning; HR; Management Succession Planning; Governance	Yes	Lead Director GNC*; HRC; Risk
John G. Stumpf	61	2006	Chairman, Chief Executive Officer and President, Wells Fargo & Company	Financial Services; Business Leadership; Business Operations; Risk Management	No	N/A
Susan G. Swenson	66	1998	Retired President and Chief Executive Officer, Sage Software-North America, Inc.	Technology; Marketing/Consumer; Financial Management; Business Operations	Yes	AEC; GNC
Suzanne M. Vautrinot	55	2015	President, Kilovolt Consulting Inc.; Major General (retired), U.S. Air Force	Information/Cyber Security; Technology; Governmental Relations; Public Policy; Business Operations; International	Yes	AEC

AEC Audit and Examination Committee	GNC Governance and Nominating Committee
CRC Corporate Responsibility Committee	HRC Human Resources Committee
Credit Credit Committee	Risk Risk Committee
Finance Finance Committee

The Board recommends that you vote FOR each of the nominees above.

Wells Fargo & Company 2015 Proxy Statement            iii

2014 Company Performance Highlights

We highlight below the Company’s 2014 performance and compensation decisions for our named executives—John G. Stumpf (CEO), John R. Shrewsberry (CFO since May 2014, and previously President and CEO of Wells Fargo Securities, LLC), Timothy J. Sloan (Senior Executive Vice President, Wholesale Banking, and former CFO during part of 2014), David M. Carroll (Senior Executive Vice President, Wealth, Brokerage and Retirement), Avid Modjtabai (Senior Executive Vice President, Consumer Lending), and Carrie L. Tolstedt (Senior Executive Vice President, Community Banking).

Company Performance Highlights

•      Record net income of $23.1 billion, up 5% from 2013

•      Record diluted earnings per share of $4.10, up 5% from 2013

•      Revenue of $84.3 billion, compared with $83.8 billion for 2013

•      Return on assets of 1.45%, compared with 1.51% for 2013

•      Return on equity of 13.41%, compared with 13.87% for 2013

•      Returned $12.5 billion to stockholders through dividends and net share repurchases, up from $7.2 billion in 2013

•      Tier 1 capital ratio of 12.45% under Basel III (General Approach), up from 12.33% at year-end 2013

•      Efficiency ratio of 58.1%, compared with 58.3% for 2013

•      Loans of $862.6 billion, up $40.3 billion from year-end 2013

•      Deposits of $1,168.3 billion, up $89.1 billion from year-end 2013

•      Credit losses down 35% from 2013, and nonaccrual loans down 18% from year-end 2013

2014 Compensation Decision Highlights

Based on application of our compensation principles to the Company’s 2014 results, consideration of the Company’s performance and the individual performance of the named executives, and the other relevant factors described in our CD&A, the HRC approved the 2014 compensation decisions shown in the table below for our named executives, including decisions in July 2014 to align the compensation structure for Mr. Shrewsberry to be consistent with the compensation structure for our other named executives. This table is not a substitute for, and should be read together with, the Summary Compensation Table on page 56 which presents 2014 named executive compensation paid, accrued or awarded for 2014 in accordance with SEC disclosure rules and includes additional compensation elements and other important information.

Named Executive	Base Salary Rate ($)		Annual Incentive Award ($)(1)	Long-Term Equity Incentives		Total ($)
				Performance Share Award ($)(2)	RSR Award ($)(3)
John G. Stumpf Chairman, President and CEO	2,800,000		4,000,000	12,500,000	–	19,300,000
John R. Shrewsberry Senior Executive Vice President and CFO	1,700,000	(4)	1,600,000	2,800,000	2,000,000	8,100,000(4)
Timothy J. Sloan Senior Executive Vice President (Wholesale Banking) and former CFO during part of 2014	2,000,000	(4)	1,600,000	5,500,000	1,500,000	10,600,000(4)
David M. Carroll Senior Executive Vice President (Wealth, Brokerage and Retirement)	1,700,000		1,400,000	5,500,000	1,000,000	9,600,000
Avid Modjtabai Senior Executive Vice President (Consumer Lending)	1,700,000		1,300,000	5,500,000	1,000,000	9,500,000
Carrie L. Tolstedt Senior Executive Vice President (Community Banking)	1,700,000		1,300,000	5,500,000	1,000,000	9,500,000

(1)	One-third of the annual incentive award amount over $1 million was paid in RSRs that vest over three years. See pp. 48-49.
(2)	Dollar value of 2014 Performance Shares at “target.” Actual pay delivered or realized for Performance Shares will be determined in the first quarter of 2017 and may range from zero to 150% of the target shares, or zero to 125% of the target shares in the case of Mr. Shrewsberry whose grant was made prior to his becoming an executive officer, depending on Company performance. See pp. 51-53.
(3)	Dollar value of July 2014 RSR grants vesting over 4 years beginning on the first anniversary of the grant date. See p. 53.
(4)	Reflects current base salary rate based on increases approved by the HRC in July 2014, following Mr. Sloan’s appointment as the Head of Wholesale Banking and Mr. Shrewsberry succeeding him as the Company’s CFO on May 15, 2014. See p. 48 as well as the Summary Compensation Table on p. 56 which reports actual salary amounts earned for 2014.

iv            Wells Fargo & Company 2015 Proxy Statement

Consistent with our pay for performance philosophy and as reflected in the table below, the compensation structure and decisions for our CEO and other named executive officers emphasize variable compensation which is determined based on Company, line of business and individual performance. In addition, the Company’s executive compensation program provides a high proportion of pay (including part of annual incentives) for our named executives in the form of long-term equity awards subject to performance conditions which further align our named executives’ and our stockholders’ interests in increasing stockholder value over the long-term. Our long-term equity awards are granted primarily in the form of Performance Shares that vest based on achievement of three-year Return on Realized Common Equity (RORCE) performance criteria. Percentages below are based on the total in the 2014 Compensation Decisions table above.

	Emphasis on Variable Over Fixed Pay		High Proportion of Pay in Equity
	Fixed (Base Salary)	Variable “At-Risk” (Annual Incentive and LTI)	Cash	Equity(1)
CEO	15%	85%	30%	70%
Other NEO Average	19%	81%	32%	68%
(1)	Includes Performance Shares that vest subject to RORCE performance criteria over a three-year performance period, RSRs granted as a portion of annual incentive award that vest over three years, and RSRs granted in July 2014 to named executives, other than our CEO, that vest over four years.

Item 2 — Advisory Resolution to Approve Executive Compensation (Say on Pay)

The HRC believes its 2014 compensation decisions were consistent with our compensation principles, they will benefit stockholders for short-term and long-term Company performance, and the compensation paid to the named executives for 2014 was reasonable and appropriate. Although your vote is advisory and not binding on the Company, the Board values our stockholders’ views on executive compensation matters and will consider the outcome of this vote when making future executive compensation decisions for named executives.

The Board recommends that you vote FOR the advisory resolution to approve the compensation paid to the Company’s named executives.

Item 3 — Ratify Appointment of Independent Registered Public Accounting Firm

As a matter of good corporate governance, the Board is asking our stockholders to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2015.

The Board recommends that you vote FOR the ratification of KPMG as our independent registered public accounting firm for 2015.

Items 4 and 5 — Stockholder Proposals

Stockholders are being asked to vote on the following stockholder proposals, if properly presented at the meeting and not previously withdrawn:

•	Adopt a policy to require an independent chairman; and

•	Provide a report on the Company’s lobbying policies and practices.

The Board recommends that you vote AGAINST each stockholder proposal for the reasons stated under “Stockholder Proposals” in this proxy statement.

Wells Fargo & Company 2015 Proxy Statement            v

vi            Wells Fargo & Company 2015 Proxy Statement

WELLS FARGO & COMPANY

420 Montgomery Street

San Francisco, California 94104

PROXY STATEMENT

You are invited to attend Wells Fargo’s 2015 annual meeting of stockholders to be held on Tuesday, April 28, 2015, and to vote on the items of business described in this proxy statement. Please read this proxy statement carefully and consider the information it contains when deciding how to vote your shares at the annual meeting. When we use the term “proxy materials” in this proxy statement, we mean the notice of the 2015 annual meeting of stockholders, this proxy statement, our annual report to stockholders for the fiscal year ended December 31, 2014, and the proxy card or voting instruction form. The proxy materials were first made available to stockholders beginning on or about March 17, 2015.

Your vote is important. Our Board is soliciting your proxy to vote your shares of our common stock at the annual meeting, or at any adjournment or postponement of the meeting. We encourage you to vote as soon as possible before the meeting, even if you plan to attend in person. Information about the annual meeting and voting your shares appears beginning on page 81 of this proxy statement.

The following table describes the items to be considered at the meeting and, for the reasons detailed elsewhere in the proxy statement, how the Board recommends that you vote:

Items for Vote		Board Recommendation
1.	Elect 16 directors	FOR all nominees
2.	Advisory resolution to approve executive compensation (Say on Pay)	FOR
3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015	FOR
4-5.	Two stockholder proposals as described in our Notice of Annual Meeting	AGAINST both proposals

If any other business properly comes before the meeting, the persons named as proxies for stockholders will vote on those matters in a manner they consider appropriate. See “Voting and Other Meeting Information” beginning on page 81 for more information.

Wells Fargo & Company 2015 Proxy Statement            1

ITEM 1 — ELECTION OF DIRECTORS

Director Nominees for Election

The Board has set 16 directors as the number to be elected at the annual meeting and has nominated the individuals named below. All nominees are currently directors of Wells Fargo & Company and, except for Elizabeth A. Duke and Suzanne M. Vautrinot, have been previously elected by our stockholders. Ms. Duke and Ms. Vautrinot were elected as directors by our Board effective January 1, 2015 and February 24, 2015, respectively, and are standing for election by our stockholders for the first time at the annual meeting. The Board has determined that each nominee for election as a director at the annual meeting is an independent director, except for John G. Stumpf, as discussed below under “Director Independence.”

The Board recommends you vote FOR each of the nominees below.

Directors are elected to hold office until the next annual meeting and until their successors are elected and qualified. All nominees have told us that they are willing to serve as directors. If any nominee is no longer a candidate for director at the annual meeting, the proxy holders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion. In addition, as described below under “Director Election Standard,” each of the nominees has tendered his or her resignation as a director in accordance with our Corporate Governance Guidelines to be effective only if he or she fails to receive the required vote for election to the Board and the Board accepts the resignation.

As described under “Director Nomination Process,” the Board has identified certain minimum qualifications for its directors, including having a demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role, such as chief
executive officer, president or partner, in a large or recognized organization or governmental entity. The Board believes that this particular qualification provides our directors with substantial experience relevant to serving as a director of our Company, including in many of the areas highlighted in the accompanying chart which the Board views as important when evaluating director nominees. The Board believes that each of our nominees satisfies our director qualification standards and during the course of their business and professional careers as a chief executive officer or other senior leader has acquired extensive executive management experience in these and other areas. In addition, the GNC and the Board believe that each nominee brings to the Board his or her own unique background and range of expertise, knowledge, and experience, including as a result of his or her valued service on our Board and its committees, that provide the Board as a whole with an appropriate and diverse mix of qualifications, skills and attributes necessary for the Board to fulfill its oversight responsibility to the Company’s stockholders.

DIRECTOR QUALIFICATIONS AND EXPERIENCE

REPRESENTED ON OUR BOARD

•     financial services,

•     financial management,

•     accounting or financial reporting,

•     risk management,

•     strategic planning,

•     regulatory and/or legal,

•     technology and information security,

•     marketing/consumer,

•     human resources, including management succession planning,

•     business development,

•     community affairs,

•     corporate governance,

•     governmental relations or public policy,

•     social responsibility,

•     international, and

•     business operations.

Below we provide information about the nominees, including their age and the year in which they first became a director of the Company, their business experience for at least the past five years, the names of publicly-held companies (other than the Company) where they currently serve as a director or served as a director during the past five years, and additional information about the specific experience, qualifications, skills or attributes that led to the Board’s conclusion that each nominee should serve as a director of the Company.

2            Wells Fargo & Company 2015 Proxy Statement

JOHN D. BAKER II CURRENT PUBLIC COMPANY DIRECTORSHIPS: FRP Holdings, Inc.

Age: 66

Director Since: 2009

Business Experience:    Mr. Baker has served as Executive Chairman and a director of FRP Holdings, Inc. (successor to Patriot Transportation Holding, Inc.), Jacksonville, Florida (real estate company) since October 2010. He served as President and Chief Executive Officer of Patriot from February 2008 until October 2010. He served as President from May 1989, and Chief Executive Officer from February 1997 of Florida Rock Industries, Inc., Jacksonville, Florida until November 2007. Mr. Baker also currently serves as Chairman of Panadero Aggregates Holdings, LLC, a construction aggregates company located in Jacksonville, Florida, and a senior advisor for Brinkmere Capital Partners, a private equity firm. He was formerly a director of Duke Energy Corporation, Progress Energy Inc., Texas Industries, Inc., and Patriot Transportation Holding, Inc.

Principal Qualifications and Experience
–	As the CEO or chairman of two public companies during the past 18 years, including a company involved in real estate activities, Mr. Baker brings leadership and executive management experience to the Board.
–	Mr. Baker has led or founded several public and private companies doing business in the Southeast, including more recently as the lead investor and senior advisor for a private equity firm, and his business development skills and deep knowledge of the business climate in the Southeast provide unique insight into the operating environment of some of the Company’s largest banking markets.
–	Mr. Baker has extensive financial management expertise that he gained as a CEO or chairman and as a past member of the audit committees of two other public companies.
–	Mr. Baker has a law degree from the University of Florida School of Law, and his experience as a lawyer and former member of the board of a large public utility company also contribute important risk management and regulatory oversight skills to the Board.

ELAINE L. CHAO CURRENT PUBLIC COMPANY DIRECTORSHIPS: News Corporation Vulcan Materials Company

Age: 61

Director Since: 2011

Business Experience:    Ms. Chao served as the 24th U.S. Secretary of Labor from January 2001 until January 2009. Ms. Chao presently serves as chairman of the Ruth Mulan Chu Chao Foundation (family foundation). From August 1996 to January 2001, and January 2009 to August 2014, Ms. Chao was a Distinguished Fellow at the Heritage Foundation, Washington, D.C. She was President and Chief Executive Officer of United Way of America from November 1992 until August 1996. Ms. Chao’s previous government experience also includes serving as Director of the Peace Corps and Deputy Secretary of the U.S. Department of Transportation. She was formerly a director of Dole Food Company, Inc. and Protective Life Corporation.

Principal Qualifications and Experience
–	As the first Asian Pacific American woman in U.S. history to be appointed to a President’s cabinet and a leader of large high-profile organizations operating in complex regulatory and public policy environments, Ms. Chao has extensive leadership, executive management, and governmental experience.
–	Ms. Chao’s skills in building constructive working relationships with diverse stakeholders also provide useful insight for the Company in various social responsibility and community affairs areas as it strives to enhance its relationships in the communities where it does business.
–	Her experience as Secretary of Labor provides the Board with a valuable perspective on workforce issues, and her previous work at two large financial services companies contributes relevant industry experience to the Board.
–	Having overseen corporate governance issues at the Department of Labor Employee Benefits Security Administration and as a current and former board member of a number of prominent public companies, including past chair of the governance committee of Dole Food Company and a member of the nominating and corporate governance committee of News Corp, she also brings additional corporate governance experience to the Board.
–	Ms. Chao has a Master of Business Administration from Harvard Business School.

Wells Fargo & Company 2015 Proxy Statement            3

JOHN S. CHEN CURRENT PUBLIC COMPANY DIRECTORSHIPS: BlackBerry Limited The Walt Disney Company

Age: 59

Director Since: 2006

Business Experience:    Mr. Chen has served as Executive Chairman and Chief Executive Officer of BlackBerry Limited, Waterloo, Ontario, Canada (wireless telecommunications) since November 2013. Prior to joining BlackBerry, he served as Chairman and Chief Executive Officer of Sybase, Inc. from July 2010, when SAP AG acquired Sybase, until he retired in November 2012. He also served as Chairman, CEO, President, and as a director of Sybase from November 1998 until July 2010. Mr. Chen also serves as a Special Advisor of Silver Lake Partners, a private investment firm. He was formerly a director of Sybase, Inc.

Principal Qualifications and Experience

–      As the executive chairman and CEO of BlackBerry Limited and as a former CEO of Sybase, Mr. Chen has over 16 years of leadership and executive management experience. Mr. Chen also served as president of the Open Enterprise Computing Division of Siemens Nixdorf, and president and chief operating officer of Pyramid Technology Corporation.

–      Mr. Chen’s experience and perspective on information technology, information security, and software matters are particularly important to the Company, which uses numerous complex information technology applications and systems.

–      Mr. Chen also brings to the Board finance and business strategy experience and, as a result of his work with several public sector organizations, an important focus on international relations and business and community affairs.

–      His experience at BlackBerry and serving on the board of a large well-known entertainment company also provides valuable insight into the importance of developing and maintaining an internationally recognized brand.

–      Mr. Chen holds a Master of Science from California Institute of Technology.

LLOYD H. DEAN CURRENT PUBLIC COMPANY DIRECTORSHIPS: Navigant Consulting, Inc. Premier, Inc.

Age: 64

Director Since: 2005

Business Experience:    Mr. Dean has served as President, Chief Executive Officer, and a director of Dignity Health, San Francisco, California (health care) since April 2000. He was formerly a director of Cytori Therapeutics, Inc.

Principal Qualifications and Experience

–      As the president and CEO of Dignity Health, a large multi-state healthcare organization that is the fifth largest hospital provider in the nation, and as a former executive vice president and chief operating officer of Advocate Health Care and officer of The Upjohn Company, Mr. Dean brings over 23 years of leadership, executive management, and business strategy experience to the Board. Similar to the Company, Dignity Health is subject to significant regulatory oversight, which provides Mr. Dean with additional insight in analyzing and advising on complex regulatory issues affecting the Company.

–      The Board also benefits from Mr. Dean’s substantial finance, systems operations, service quality, human resources, and community affairs expertise, which he gained as a result of his responsibilities with Dignity Health.

–      Mr. Dean’s prior service as the non-executive chairman and a director of Cytori Therapeutics provides an additional corporate governance perspective to the Board.

–      Mr. Dean holds a Master’s Degree in Education from Western Michigan University and also is a graduate of Pennsylvania State University’s Executive Management Program.

4            Wells Fargo & Company 2015 Proxy Statement

ELIZABETH A. DUKE CURRENT PUBLIC COMPANY DIRECTORSHIPS: None

Age: 62

Director Since: 2015

Business Experience:    Ms. Duke has served as an executive-in-residence at Old Dominion University (higher education), Norfolk, Virginia, since March 2014. She served as a member of the Federal Reserve Board of Governors from August 2008 to August 2013, where she served as Chair of the Federal Reserve’s Committee on Consumer and Community Affairs and as a member of its Committee on Bank Supervision and Regulation, Committee on Bank Affairs, and Committee on Board Affairs. Previously, she was chief operating officer of TowneBank from 2005 to 2008, and was an executive vice president at Wachovia Bank, N.A., (2004 to 2005) and at SouthTrust Bank (2001 to 2004) which was acquired by Wachovia in 2004. Ms. Duke also served as chief executive officer of Bank of Tidewater, which was acquired by SouthTrust, and chief financial officer of Bank of Virginia Beach.

Principal Qualifications and Experience

–      As a former member of the Federal Reserve Board of Governors, Ms. Duke has broad experience and knowledge of the U.S. financial system, financial regulation, and economic and public policy matters.

–      Ms. Duke’s service as a Federal Reserve Governor during a critical time for the U.S. economy and banking system provides her with experience identifying, assessing, and managing risk exposures of financial firms such as the Company, as well as insight and a unique understanding of risks and opportunities that contribute important risk management experience to the Board.

–      She also brings extensive financial services and financial management experience to the Board as a result of various senior leadership roles leading banking operations in markets where the Company does business, including as chief operating officer of TowneBank, chief executive officer of Bank of Tidewater, and as a senior officer of SouthTrust Bank and Wachovia Bank, N.A., the last three of which banks along with Bank of Virginia Beach are now part of the Company.

–      Ms. Duke has a Master of Business Administration from Old Dominion University.

SUSAN E. ENGEL CURRENT PUBLIC COMPANY DIRECTORSHIPS: None

Age: 68

Director Since: 1998

Business Experience:    Ms. Engel served as Chief Executive Officer of Portero, Inc., New York, New York (an online retailer of luxury pre-owned and vintage personal accessories) from July 2009 until June 2013 when the company was acquired. She served as Chairwoman, CEO, and a director of Lenox Group Inc., Eden Prairie, Minnesota (a tabletop, collectibles and giftware marketer, manufacturer and wholesaler) from November 1996 until she retired in January 2007. She was formerly a director of SUPERVALU INC.

Principal Qualifications and Experience

–      Ms. Engel has extensive executive management, leadership, and sales and marketing experience, which she has acquired as the CEO of several public and private companies over the past 22 years, including as CEO of Portero, Inc. and Lenox Group.

–      Her senior leadership roles in retail-based businesses provide business development, retail, marketing and online sales experience to the Board, which is important to our retail and internet banking businesses.

–      Her experience serving as the president and chief executive officer of Champion Products, Inc., the athletic apparel division of Sara Lee Corporation for approximately three years and as a consultant with Booz Allen Hamilton, a large management consulting firm, for over 14 years also provide her with significant experience in business operations and strategic planning.

–      Ms. Engel has a Master of Business Administration from Harvard Business School.

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ENRIQUE HERNANDEZ, JR. CURRENT PUBLIC COMPANY DIRECTORSHIPS: Chevron Corporation McDonald’s Corporation Nordstrom, Inc. (Chairman)

Age: 59

Director Since: 2003

Business Experience:    Mr. Hernandez has served as Chairman, President, Chief Executive Officer, and a director of Inter-Con Security Systems, Inc., Pasadena, California (security services) since 1986.

Principal Qualifications and Experience

–      Mr. Hernandez brings leadership and executive management experience to the Board as the chairman, president and CEO of Inter-Con Security Systems, Inc., a global security services provider, and as the non-executive chairman of the board of Nordstrom, Inc., a large publicly traded retail company.

–      The Board benefits from the valuable corporate governance and board leadership experience and expertise that Mr. Hernandez has acquired, particularly in areas such as business strategy, risk assessment and succession planning.

–      Mr. Hernandez also has extensive experience in the banking industry, as well as financial management expertise as a former member of the boards and audit committees of two other large financial institutions (Great Western Financial Corporation from 1993 to 1997 and Washington Mutual, Inc. from 1997 to 2002). Mr. Hernandez has served as chair of the audit committees of Nordstrom and McDonald’s, which have further enhanced his finance experience.

–      Mr. Hernandez has a law degree from Harvard Law School and practiced as a litigation attorney for four years with a large law firm in California, which provides him with additional insight on risk management and litigation issues relevant to the Company’s operations.

DONALD M. JAMES CURRENT PUBLIC COMPANY DIRECTORSHIPS: Vulcan Materials Company Southern Company

Age: 66

Director Since: 2009

Business Experience:    Mr. James has served as Chairman and a director of Vulcan Materials Company, Birmingham, Alabama (construction materials) since July 2014. Prior to that, he served as Chief Executive Officer since 1996 and Chairman since 1997 of Vulcan Materials Company.

Principal Qualifications and Experience

–      Mr. James brings extensive leadership and executive management experience to the Board as the current chairman and former CEO of Vulcan Materials Company where he also served in various senior management positions since 1992, including as president and chief operating officer.

–      Before joining Vulcan, Mr. James practiced law as a partner in a large law firm in Alabama and was chairman of the firm’s litigation practice group, which also provides him with additional perspective in dealing with complex legal, regulatory, and risk matters affecting the Company.

–      As a former board member of Wachovia, SouthTrust Corporation (which was acquired by Wachovia), and Protective Life Corporation, Mr. James has substantial knowledge and experience in the banking and financial services industry, and his service as chairman of the Governance Committee of the Southern Company, a large public utility company, also brings important corporate governance, regulatory oversight, succession planning and business strategy experience to the Board.

–      Mr. James holds a Master of Business Administration from University of Alabama and a law degree from University of Virginia.

6            Wells Fargo & Company 2015 Proxy Statement

CYNTHIA H. MILLIGAN CURRENT PUBLIC COMPANY DIRECTORSHIPS: Calvert Funds Kellogg Company Raven Industries, Inc.

Age: 68

Director Since: 1992

Business Experience:    Ms. Milligan served as Dean of the College of Business Administration at the University of Nebraska-Lincoln, Lincoln, Nebraska (higher education) from June 1998 to May 2009, when she was named Dean Emeritus of the College of Business Administration.

Principal Qualifications and Experience

–      Ms. Milligan has extensive experience in the financial services industry, including as a bank regulator, consultant and lawyer, which provides valuable insight to the Board on banking, regulatory, and risk assessment and management issues.

–      Ms. Milligan served as the Director of Banking and Finance for the State of Nebraska from 1987 until 1991, responsible for supervising several hundred banks and other financial institutions, and she also served as a Director, Omaha Branch, of the Kansas City Federal Reserve for approximately six years.

–      In addition, she was president of her own consulting firm for financial institutions for approximately seven years and acquired significant banking and related financial management expertise in this role, as well as during her service as a bank regulator and as Dean of the College of Business Administration for the University of Nebraska-Lincoln.

–      Ms. Milligan has a law degree from George Washington University National Law Center and was a senior partner at a law firm in Nebraska, as well as an Adjunct Professor of Law in taxation at Georgetown University Law Center and in banking at the University of Nebraska College of Law.

FEDERICO F. PEÑA CURRENT PUBLIC COMPANY DIRECTORSHIPS: Sonic Corp.

Age: 68

Director Since: 2011

Business Experience:    Mr. Peña has served as a Senior Advisor of Vestar Capital Partners, Denver, Colorado (private equity firm) since January 2009 and previously served as a Managing Director of Vestar from January 2000 to January 2009. He served as the U.S. Secretary of Energy from March 1997 until June 1998 and as the U.S. Secretary of Transportation from January 1993 until February 1997. Since July 2014, he also has served as a Senior Advisor to the Colorado Impact Fund.

Principal Qualifications and Experience

–      As the former U.S. Secretary of Energy and U.S. Secretary of Transportation, as well as Mayor of the City and County of Denver, Colorado for eight years and member of the Colorado House of Representatives for four years, Mr. Peña brings substantial leadership, executive management, regulatory, public policy and community affairs expertise to the Board, which provide invaluable insight as the Company operates in the rapidly changing regulatory, political and social environment for financial services companies.

–      Mr. Peña’s service with Vestar, including his work analyzing complex financial transactions and advising senior management teams, as well as his experience founding and leading his own investment management firm, contribute important financial management, investment, business strategy, and business development skills to the Board, which are useful in its oversight of the Company’s capital markets and investment advisory businesses.

–      He holds a law degree from the University of Texas, which enhances his understanding of legal and regulatory issues affecting the Company.

Wells Fargo & Company 2015 Proxy Statement            7

JAMES H. QUIGLEY CURRENT PUBLIC COMPANY DIRECTORSHIPS: Hess Corporation Merrimack Pharmaceuticals, Inc.

Age: 63

Director Since: 2013

Business Experience:    Mr. Quigley served as senior partner of Deloitte LLP, New York, New York (audit, financial advisory, risk management, tax, and consulting) from June 2011 until his retirement in June 2012, when he was named CEO Emeritus. Prior to his retirement, he served as chief executive officer of Deloitte Touche Tohmatsu Limited (DTTL, the Deloitte global network) from June 2007 to June 2011, and as chief executive officer of Deloitte LLP, the U.S. member firm of DTTL, from 2003 until 2007.

Principal Qualifications and Experience

–      Mr. Quigley brings extensive leadership, accounting and financial reporting, auditing and risk management experience to the Board. He served Deloitte for over 35 years in a wide range of leadership positions, including as CEO, and provided accounting, financial advisory and consulting services to many of Deloitte’s leading clients in a range of industries.

–      Mr. Quigley’s broad management experience running a prominent global firm, as well as his experience advising diverse multinational companies operating in complex environments, provides the Board with key perspective on leadership, business operations, strategic planning, risk and corporate governance matters.

–      His current service as trustee of the International Financial Reporting Standards Foundation and a member of the Board of Trustees of The German Marshall Fund of the United States also provides valuable insight on international business affairs.

–      He previously was a co-chairman of the Transatlantic Business Dialogue and a director of the Center for Audit Quality, a trustee of the Financial Accounting Foundation, a member of the U.S. Securities and Exchange Commission Advisory Committee on Improvements to Financial Reporting, and a member of numerous committees of the American Institute of Certified Public Accountants.

–      He earned a Bachelor of Science degree and honorary Doctorate of Business from Utah State University.

JUDITH M. RUNSTAD CURRENT PUBLIC COMPANY DIRECTORSHIPS: None

Age: 70

Director Since: 1998

Business Experience:    Ms. Runstad is a former partner of, and has been of counsel since January 1997 to the law firm of Foster Pepper PLLC, Seattle, Washington. She is a former Chairwoman of the Board of the Federal Reserve Bank of San Francisco. She was formerly a director of Potlatch Corporation.

Principal Qualifications and Experience

–      As a former director and Chairwoman of the Board of the Federal Reserve Bank of San Francisco, as well as a former director and Chairwoman of the Federal Reserve’s Seattle branch, Ms. Runstad has substantial banking and finance experience, as well as strong leadership and corporate governance skills.

–      She has been practicing law in the areas of real estate development and land use and environmental law for over 40 years with a large law firm, and her legal background and experience provide her with additional insight in dealing with complex legal, regulatory and risk matters affecting the Company, as well as real estate-related issues.

–      Ms. Runstad serves as a member of the board of Wright Runstad & Company, a privately held commercial real estate developer/owner. Ms. Runstad’s participation in a variety of civic activities in the Northwest, where the Company has significant business operations, also contributes important community affairs experience to the Board.

–      Ms. Runstad received her law degree from the University of Washington.

8            Wells Fargo & Company 2015 Proxy Statement

STEPHEN W. SANGER CURRENT PUBLIC COMPANY DIRECTORSHIPS: Pfizer Inc.

Age: 68

Director Since: 2003

Business Experience:    Mr. Sanger served as Chairman of General Mills, Inc., Minneapolis, Minnesota (packaged food producer and distributor) from May 1995, and as a director since 1992, until he retired in May 2008. He also served as Chief Executive Officer of General Mills from May 1995 to September 2007. Mr. Sanger joined General Mills in 1974 and held various management positions at General Mills before becoming chairman and CEO in 1995. He was formerly a director of Target Corporation.

Principal Qualifications and Experience

–      Mr. Sanger brings leadership, executive management, and marketing and consumer experience to the Board, as well as valuable experience in corporate strategy and mergers and acquisitions.

–      Mr. Sanger led General Mills through the complex acquisition and integration of Pillsbury, and his extensive experience gained from leading a company responsible for developing and marketing some of the world’s best known consumer brands is beneficial to the Company and the Board.

–      He has served on the audit, compensation and governance committees of several large public companies, including the audit and governance committees of Pfizer and the compensation and governance committees of Target, where he enhanced his human resources and corporate governance skills.

–      Mr. Sanger has served as our Board’s Lead Director since 2012.

–      Mr. Sanger holds a Master of Business Administration from the University of Michigan.

JOHN G. STUMPF CURRENT PUBLIC COMPANY DIRECTORSHIPS: Chevron Corporation Target Corporation

Age: 61

Director Since: 2006

Business Experience:    Mr. Stumpf has served as our Chairman since January 2010, Chief Executive Officer since June 2007, and as our President since August 2005. He also served as our Chief Operating Officer from August 2005 to June 2007, and as Group Executive Vice President, Community Banking from July 2002 to August 2005.

Principal Qualifications and Experience

–      Mr. Stumpf has been employed with the Company for over 33 years in a variety of management and senior management positions and he brings to the Board tremendous experience and knowledge regarding the financial services industry and the Company’s businesses, as well as a complete understanding of the Company’s vision and strategy.

–      Mr. Stumpf has extensive leadership and risk management experience, and his service on the board of directors for The Clearing House and the Financial Services Roundtable and on the Financial Advisory Council for the Federal Reserve Board provide additional insight to the Board on key issues facing the Company and the financial services industry.

–      Following the former Norwest’s merger with the former Wells Fargo in 1998, Mr. Stumpf served as head of the Company’s southwestern and western banking groups, led the integration of the Company’s acquisition of First Security Corporation, and served as Group EVP of Community Banking. As CEO, he led the acquisition and integration of Wachovia, the largest banking merger and integration in U.S. history.

–      He has a Master of Business Administration from the University of Minnesota.

Wells Fargo & Company 2015 Proxy Statement            9

SUSAN G. SWENSON CURRENT PUBLIC COMPANY DIRECTORSHIPS: Harmonic Inc. Novatel Wireless, Inc. Spirent Communications plc

Age: 66

Director Since: 1998*

Business Experience:    Ms. Swenson served as President and Chief Executive Officer of Sage Software-North America, the North American operations of The Sage Group PLC located in the United Kingdom (business management software and services supplier) from March 2008 until April 2011. Ms. Swenson held positions as the Chief Operating Officer of Atrinsic, Inc. (formerly known as New Motion, Inc.) from August 2007 to March 2008, Amp’d Mobile, Inc. from October 2006 to July 2007, and T-Mobile USA from February 2004 to October 2005, and as President and Chief Operating Officer and a director of Leap Wireless International, Inc. from July 1999 to January 2004.

* Reflects service since the Wells Fargo – Norwest merger. Served as a director of the former Wells Fargo from 1994 to 1998.

Principal Qualifications and Experience

–      Ms. Swenson brings extensive leadership, executive management, and information technology experience to the Board. Ms. Swenson has over 30 years’ experience in the telecommunications industry, including as the CEO or COO of several public and private companies, and as chair of the board of the First Responder Network Authority, an independent U.S. governmental entity created to establish a nationwide, public safety broadband network.

–      Ms. Swenson’s experience and management responsibilities during her business career have included information technology, engineering, software research and development, marketing and sales, business operations and customer care and loyalty, each of which is important to the Company, particularly in its retail, internet, and mobile banking businesses.

–      She has served on several public and private boards, including as chair of the audit committee for Palm, Inc. from 1999 to 2004, and has extensive financial management expertise.

SUZANNE M. VAUTRINOT CURRENT PUBLIC COMPANY DIRECTORSHIPS: Ecolab Inc. Symantec Corporation

Age: 55

Director Since: 2015

Business Experience:    Ms. Vautrinot has served as President of Kilovolt Consulting Inc., San Antonio, Texas (a cyber security strategy and technology consulting firm) since October 2013. Ms. Vautrinot retired from the United States Air Force in October 2013 after 31 years of service. During her distinguished career with the United States Air Force, she served in a number of leadership positions including as Major General and Commander, 24th Air Force, Air Forces Cyber and Air Force Network Operations from April 2011 to October 2013, Special Assistant to the Vice Chief of Staff of the United States Air Force in Washington, D.C. from December 2010 to April 2011, Director of Plans and Policy, U.S. Cyber Command and Deputy Commander, Network Warfare, U.S. Strategic Command from June 2008 to December 2010, and Commander, Air Force Recruiting Service from July 2006 to June 2008. She has been awarded numerous medals and commendations, including the Defense Superior Service Medal and Distinguished Service Medal.

Principal Qualifications and Experience

–      As a result of more than 30 years of service in various leadership and command roles in the United States Air Force, Ms. Vautrinot brings extensive space and cyber technology and operations expertise to our Board at a time when protecting financial institutions and the financial system from cyber threats is a top priority.

–      In addition to her vast cyber expertise, Ms. Vautrinot has led large, complex, and global organizations which will bring operational, strategic, and innovative technology skills to the Board. She retired as a Major General and Commander, 24th Air Force, where she oversaw a multi-billion dollar cyber enterprise responsible for operating, extending, maintaining, and defending the Air Force portion of the Department of Defense global network.

–      As Commander, 24th Air Force, she led a workforce unit of approximately 14,000 military, civilian and contractor personnel, which along with her other leadership roles and assignments in the United States Air Force, provides her with significant planning and policy, strategic security and workforce development expertise.

–      She has a Bachelor of Science from the United States Air Force Academy, a Master of Science in systems management from the University of Southern California, and was a National Security Fellow at the John F. Kennedy School of Government at Harvard University.

10            Wells Fargo & Company 2015 Proxy Statement

Director Election Standard

Our By-Laws provide that directors will be elected using a majority vote standard in an uncontested director election (i.e., an election where the only nominees are those recommended by the Board, such as at this meeting). Under this standard, a nominee for director will be elected to the Board if the votes cast for the nominee exceed the votes cast against the nominee. However, directors will be elected by a plurality of the votes cast in a contested election.

Our Corporate Governance Guidelines provide that the Board will nominate for election and appoint to fill Board vacancies only those candidates who have tendered or agreed to tender an advance, irrevocable resignation that would become effective upon their failure to receive the required vote for election and Board acceptance of the tendered resignation. Each director nominee named in this proxy statement has tendered an irrevocable resignation as a director in accordance with our Corporate Governance Guidelines, which resignation will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts his or her resignation.

Our Corporate Governance Guidelines also provide that the GNC will consider the tendered resignation of a director who fails to receive the required number of votes for election, as well as any other offer to resign that is conditioned upon Board acceptance, and recommend to the Board whether or not to accept such resignation. The GNC, in deciding what action to recommend, and the Board, in deciding what action to take, may consider any factors they deem relevant. The director whose resignation is under consideration will abstain from participating in any decision of the GNC or the Board regarding such resignation. If the Board does not accept the resignation, the director will continue to serve until his or her successor is elected and qualified. The Board will publicly disclose its decision on the resignation within 90 days after certification of the voting results.

Compensation Committee Interlocks and Insider Participation

John S. Chen, Lloyd H. Dean, Susan E. Engel, Donald M. James, and Stephen W. Sanger served as members of the HRC in 2014. During 2014, no member of the HRC was an employee, officer, or former officer of the Company. None of our executive officers served in 2014 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the HRC. As described under “Related Person Transactions,” all HRC members had banking or financial services transactions in the ordinary course of business with our banking and other subsidiaries.

Other Matters Relating to Directors

Susan E. Engel, one of our directors, served as chairwoman and chief executive officer of Lenox Group Inc. (successor to Department 56), a tabletop, giftware and collectibles company, from November 1996 until she retired in January 2007. In November 2008 Lenox Group filed a voluntary petition for relief under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York. Susan G. Swenson, one of our directors, served as chief operating officer of Amp’d Mobile, Inc., a mobile technology provider, from October 2006 until July 2007. In June 2007 Amp’d Mobile filed a voluntary petition for relief under Chapter 11 in the U.S. Bankruptcy Court for the District of Delaware, and in July 2007 Amp’d Mobile ceased operations and thereafter sold its assets.

Wells Fargo & Company 2015 Proxy Statement            11

CORPORATE GOVERNANCE

The Board is committed to sound and effective corporate governance principles and practices. The Board has adopted Corporate Governance Guidelines to provide the framework for the governance of the Board and the Company. These Guidelines set forth, among other matters, the role of the Board, Board membership criteria, director retirement and resignation policies, our Director Independence Standards, information about the committees of the Board, and information about other policies and procedures of the Board, including the majority vote standard for directors, management succession planning, the Board’s leadership structure and the responsibilities of the Lead Director. The Board reviews the Corporate Governance Guidelines annually and, in 2014, the Board amended the Corporate Governance Guidelines to enhance or further discuss various Board governance policies and practices, including the following:

•	the Board’s performance evaluation process;
•	the Board’s views on term limits and Board refreshment and related changes in the director retirement policy;
•	the Board’s review of the Company’s strategic plans;
•	our policy prohibiting the pledging of Company equity securities by our directors and executive officers;
•	our director training program; and
•	the Board’s engagement with stockholders and our investor outreach program.

The Board also has adopted a Director Code of Ethics, which states our policy and standards for ethical conduct by our directors and our expectation that directors will act in a manner that serves the best interests of the Company. For over 100 years, we also have had a code of ethics that applies to all team members. We expect all of our team members to adhere to the highest possible standards of ethics and business conduct with other team members, customers, stockholders, and the communities we serve and to comply with all applicable laws, rules and regulations that govern our businesses.

Our Corporate Governance Guidelines and our Codes of Ethics are available on our website at: https://www.wellsfargo.com/about/corporate/corporate_governance.

Our Investor Outreach Program

As part of our commitment to effective corporate governance practices, in 2010 we initiated our investor outreach program to help us better understand the views of our investors on key corporate governance topics. Through our investor outreach program, our Lead Director and management participate in meetings with many of our largest institutional stockholders to discuss and obtain feedback on corporate governance, executive compensation, and other related issues important to our stockholders. In the fall of 2014, the Company contacted many of our largest institutional investors and met with institutional investors representing approximately 27% of the Company’s common stock. We also met with other investors and organizations interested in our corporate governance practices and policies. We share the feedback received during our outreach process with the GNC and our Board and, in 2014, discussion topics with our institutional investors included Board composition and refreshment, director tenure, other current governance issues, and our executive compensation program.

As described above, the Board amended our Corporate Governance Guidelines in 2014 to enhance and provide additional information about the Board’s performance evaluation process as part of its regular review of our corporate governance practices and, at the same time, to be responsive to feedback from our investors. Our proxy statement reflects enhanced disclosure about the Board’s performance evaluation and succession planning processes as well as additional information about the skills and experience of our directors based on the input received from our investors. We value our dialogue with our investors and believe our annual outreach efforts, which are in addition to other communication channels available to our stockholders and interested parties, help us to continue to evolve our corporate governance practices in a way that reflects the insights and perspectives of our many stakeholders.

12            Wells Fargo & Company 2015 Proxy Statement

Director Independence

Our Corporate Governance Guidelines provide that a significant majority of the directors on the Board, and all members of the AEC, GNC, HRC, and Risk Committee must be independent under applicable independence standards. Each year the Board affirmatively determines the independence of each director and each nominee for election as a director. Under NYSE rules, in order for a director to be considered independent, the Board must determine that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). To assist the Board in making its independence determinations, the Board adopted the Director Independence Standards appended to our Corporate Governance Guidelines. These Director Independence Standards consist of the NYSE’s “bright line” standards of independence as well as additional standards, known as categorical standards of independence, adopted by the Board. The Director Independence Standards are available on our website at: https://www.wellsfargo.com/about/corporate/corporate_governance.

Based on the Director Independence Standards, the Board considered information in early 2015 regarding banking and financial services, commercial, charitable, familial, and other relationships between each director, his or her respective immediate family members, and/or certain entities affiliated with such directors and immediate family members, on the one hand, and the Company, on the other, to determine the director’s independence. After reviewing the information presented to it and considering the recommendation of the GNC, the Board determined that, except for John G. Stumpf, who is a Wells Fargo employee, all current directors and director nominees (John D. Baker II, Elaine L. Chao, John S. Chen, Lloyd H. Dean, Elizabeth A. Duke, Susan E. Engel, Enrique Hernandez, Jr., Donald M. James, Cynthia H. Milligan, Federico F. Peña, James H. Quigley, Judith M. Runstad, Stephen W. Sanger, Susan G. Swenson, and Suzanne M. Vautrinot) are independent under the Director Independence Standards, including the NYSE “bright line” standards of independence. The Board determined, therefore, that 15 of the Board’s 16 director nominees are independent. The Board previously determined that Howard V. Richardson was an independent director prior to his retirement from the Board in January 2014.

In connection with making its independence determinations, the Board considered the following relationships, as well as the relationships with certain directors described under “Related Person Transactions,” under the Director Independence Standards and determined that all of these relationships satisfied the NYSE “bright line” standards of independence and were immaterial under the Board’s categorical standards of independence:

Banking and Financial Services Relationships	The Company’s banking and other subsidiaries had ordinary course banking and financial services relationships in 2014 with most of our directors, some of their immediate family members, and/or certain entities affiliated with such directors and their immediate family members, including entities currently associated with Mses. Chao, Duke, Engel, Milligan, Runstad, and Swenson and Messrs. Baker, Chen, Dean, Hernandez, James, Peña, and Sanger, all of which were on substantially the same terms as those available at the time for comparable transactions with persons not affiliated with the Company and complied with applicable banking laws.
Business Relationships	The Company and its subsidiaries purchase products or services in the ordinary course of business from wireless telecommunications carriers, including products and services provided to those carriers by BlackBerry Limited, where Mr. Chen is executive chairman and chief executive officer. The aggregate amount of payments made by the Company during 2014 to these carriers and to BlackBerry for the use of BlackBerry devices did not exceed 1% of BlackBerry’s or the Company’s 2014 consolidated gross revenues. James H. Quigley is a retired partner of Deloitte, which provides advisory services in the ordinary course of business to the Company and its subsidiaries. Mr. Quigley retired as a partner of Deloitte in 2012, and the Company’s payments in 2014 to Deloitte were less than 1% of that firm’s and the Company’s 2014 consolidated gross revenues. Mr. Richardson was a retired partner of an accounting firm that also provided advisory services to the Company.
Charitable Relationships	The Company or its charitable foundation made charitable contributions during 2014 to a tax-exempt organization where Mr. Dean is employed as an executive officer and to tax-exempt organizations where Mr. Baker serves and Mr. Hernandez formerly served as chairman of the board of trustees. In each case, the contributions were less than $100,000.
Other Relationships	Elizabeth A. Duke has outstanding pension and supplemental retirement plan balances with an aggregate actuarial present value of approximately $155,000 earned from her prior employment with SouthTrust Corporation and its successor, Wachovia Corporation, which employment ended in 2005. No additional service-based contributions or accruals will be made to either plan balance. Payment of the plan balances is not conditioned on any future service or performance by Ms. Duke and will be made in accordance with the applicable plan documents. The Company assumed these pre-existing obligations under the applicable plans following the Wachovia merger at the end of 2008.

Wells Fargo & Company 2015 Proxy Statement            13

Board Leadership Structure and Lead Director

The Board does not have a fixed policy regarding the separation of the offices of Chairman and Chief Executive Officer and believes that it should maintain the flexibility to select the Chairman and its Board leadership structure, from time to time, based on the criteria that it deems to be in the best interests of the Company and its stockholders. At this time, the offices of the Chairman of the Board and the Chief Executive Officer are combined, with Mr. Stumpf serving as Chairman and CEO. The Board believes that combining the Chairman and CEO positions is the right corporate governance structure for the Company at this time because it most effectively utilizes Mr. Stumpf’s extensive experience and knowledge regarding the Company and provides for the most efficient leadership of our Board and our Company. Mr. Stumpf, with over 33 years of experience at Wells Fargo, has the knowledge, expertise, and experience to understand and clearly articulate to the Board the opportunities and risks facing the Company, as well as the leadership and management skills to promote and execute the Company’s vision, values and strategy. The Board believes that Mr. Stumpf, rather than an outside director, is in the best position, as Chairman and CEO, to lead Board discussions regarding the Company’s business and strategy and to help the Board respond quickly and effectively to the many business, market, and regulatory reform issues affecting the Company and the rapidly changing financial services industry. Mr. Stumpf’s service as Chairman also provides clarity of leadership for the Company and more effectively allows the Company to present its vision, values and strategy in a unified voice.

Although the Board believes that it is more effective to have one person serve as the Company’s Chairman and CEO at this time, it also recognizes the importance of strong independent leadership on the Board. Accordingly, in addition to maintaining a significant majority of independent directors (15 of the 16 director nominees are independent under the Director Independence Standards) and independent Board committees, since 2009 the Board has appointed a Lead Director who performs the duties and responsibilities described below. Our Corporate Governance Guidelines provide that each year a majority of the independent directors will appoint an independent Lead Director, and in November 2014, the independent directors appointed Stephen W. Sanger to continue to serve as Lead Director in 2015.

The duties and responsibilities of the Lead Director are described in the Corporate Governance Guidelines and include the following:

•	Following consultation with the Chairman and CEO and other directors, approving Board meeting agendas and schedules, assuring that there is sufficient time for discussion of all agenda items;

•

Calling special meetings or executive sessions of the Board and calling and presiding at executive sessions or meetings of non-management or independent directors and, as appropriate, providing feedback to the Chairman and CEO and otherwise serving as a liaison between the independent directors and the Chairman;

•	Working with committee chairs to ensure coordinated coverage of Board responsibilities;

•

Facilitating communication between the Board and senior management, including advising the Chairman and CEO of the Board’s informational needs and approving the types and forms of information sent to the Board;

•	Serving as an additional point of contact for Board members and stockholders and being available for consultation and direct communication with major stockholders;

•	Facilitating the Board’s review and consideration of stockholder proposals properly submitted for inclusion in the Company’s annual proxy statement;

•	Acting as a “sounding board” and advisor to the Chairman and CEO;

•	Contributing to the performance review of the Chairman and CEO; and

•	Staying informed about the strategy and performance of the Company and reinforcing that expectation for all Board members.

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The Board believes that its Lead Director structure, including the duties and responsibilities described above, provides the same independent leadership, oversight, and benefits for the Company and the Board that would be provided by an independent Chairman. Mr. Sanger is actively engaged as Lead Director and works closely with the Chairman and CEO on Board matters. Mr. Sanger frequently interacts with Mr. Stumpf and other members of management to provide his perspective on important issues facing the Company, as well as discusses Board agenda items and priorities. In addition to the GNC, which he chairs, and the HRC and the Risk Committee, where he currently serves as a member, Mr. Sanger typically attends the meetings of the Board’s other committees and also frequently communicates with the chairs of those committees and with the other independent directors both inside and outside of the Board’s normal meeting schedule to discuss Board and Company issues as they arise. Mr. Sanger also serves as Lead Director of Wells Fargo Bank, National Association, the Company’s principal banking subsidiary.

Although led by the Chair of the HRC, the Lead Director also has a role in the performance evaluation of the Chairman and CEO, which is a multi-step process involving, among other things, individual director feedback and Board discussions regarding Mr. Stumpf’s performance and discussions with Mr. Stumpf regarding his assessment of his own performance. Mr. Sanger’s participation in the Chairman and CEO performance evaluation, as well as his participation as a member of the HRC in the HRC’s management succession planning processes, helps him evaluate whether the combined Chairman and CEO position continues to be the right governance structure for the Board and the Company, including in the event of a CEO transition. In addition, Mr. Sanger’s participation in the Company’s investor outreach program and leadership role in facilitating the Board’s review and consideration of stockholder proposals provide him with valuable insight into the views of our investors regarding the Company’s corporate governance practices, including its Lead Director structure. The Board believes that these and the other activities of the Lead Director serve to enhance the independent leadership of the Board so that the Board is in position to consider the continued appropriateness of having the same person serve as Chairman and CEO.

Board and Committee Meetings; Annual Meeting Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve. Directors also are expected to attend each annual stockholders meeting. All of the 14 nominees for director in 2014 attended the Company’s annual stockholders meeting that year.

The Board held nine meetings during 2014. Attendance by the Board’s current directors at meetings of the Board and its committees averaged 98.95% during 2014. Each current director who served as a director in 2014 attended at least 75% of the total number of 2014 meetings of the Board and committees on which he or she served. The Board met in executive session without management present during seven of its 2014 meetings. During 2014, the Lead Director, Stephen W. Sanger, chaired each of the executive sessions of the non-management and independent directors as part of his duties as Lead Director. For more information on the duties of the Lead Director, see “Board Leadership Structure and Lead Director” above.

Committees of the Board

The Board has established seven standing committees: Audit and Examination, Corporate Responsibility, Credit, Finance, Governance and Nominating, Human Resources, and Risk. The Board’s committees act on behalf of the Board and report on their activities to the entire Board. The Board appoints the members and chair of each committee based on the recommendation of the Governance and Nominating Committee.

The Board has adopted a charter for each committee that addresses its purpose, authority, and responsibilities and contains other provisions relating to, among other matters, membership and meetings. In its discretion each committee may form and delegate all or a portion of its authority to subcommittees of one or more of its members. As required by its charter, each committee annually reviews and assesses its charter’s adequacy and reviews its performance, and also is responsible for overseeing reputation risk related to its responsibilities. Committees may recommend charter amendments at any time, and the Board must approve any recommended charter amendments. A current copy of each committee’s charter is available on our website at: https://www.wellsfargo.com/about/corporate/corporate_governance.

Additional information about the Board’s seven standing committees, including their key responsibilities, appears below.

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AUDIT AND EXAMINATION COMMITTEE (AEC)	NUMBER OF MEETINGS IN 2014: 10 COMMITTEE MEMBERS: Quigley (Chair); Baker; Hernandez; Peña; Swenson; Vautrinot

Primary Responsibilities:

•  Assists the Board in fulfilling its responsibilities to oversee the integrity of our financial statements and the adequacy and reliability of disclosures to our stockholders, including our internal controls;

•  Selects and evaluates our independent auditor, including their qualifications and independence and approves all audit engagement fees and terms and all non-audit engagements of the independent auditor and engagement fees of any other external auditor for additional required audit, review or attest services;

•  Approves the appointment and compensation of the Company’s Chief Auditor and oversees the performance of the Chief Auditor and the internal audit function;

•  Oversees operational risk, legal and regulatory compliance and financial crimes (Bank Secrecy Act and Anti-Money Laundering) risk, approves significant supporting operational risk, compliance and financial crimes policies and programs, including our information security program, and reviews regulatory examination reports and communications;

•  Reviews and discusses the implementation and effectiveness of our ethics, business conduct and conflicts of interest program; and

•  Performs the audit committee and fiduciary audit committee functions on behalf of our bank subsidiaries in accordance with federal banking regulations.

Independence and Experience:  Each member of the AEC is independent, as independence for audit committee members is defined by NYSE and SEC rules. The Board has determined, in its business judgment, that each current member of the AEC listed above is financially literate as required by NYSE rules, and that each of John D. Baker II, Enrique Hernandez, Jr., Federico F. Peña, James H. Quigley, and Susan G. Swenson qualifies as an “audit committee financial expert” as defined by SEC regulations. No AEC member may serve on the audit committee of more than two other public companies.

CORPORATE RESPONSIBILITY COMMITTEE (CRC)	NUMBER OF MEETINGS IN 2014: 3 COMMITTEE MEMBERS: Runstad (Chair); Baker; Dean; Hernandez; Milligan; Peña

Primary Responsibilities:

•  Oversees the Company’s policies, programs, and strategies regarding social responsibility matters of significance to the Company and the public at large, including the Company’s community development and reinvestment activities and performance, fair and responsible lending, government relations, support of charitable organizations, and policies and programs related to environmental sustainability and human rights;

•  Monitors the Company’s relationships with external stakeholders regarding significant social responsibility matters; and

•  Monitors the Company’s reputation, including with its customers, and receives reports and updates on customer service and complaints and other matters relating to the Company’s brand and reputation.

CREDIT COMMITTEE	NUMBER OF MEETINGS IN 2014: 4 COMMITTEE MEMBERS: Milligan (Chair); Baker; Chao; Engel; Quigley; Runstad

Primary Responsibilities:

•  Monitors and reviews the performance and quality of, and the trends affecting our credit portfolio;

•  Oversees the effectiveness and administration of our credit risk management framework and other credit policies, including the organizational structure of Risk Asset Review (RAR), RAR’s examination of the company’s credit portfolios, processes and practices, the Company’s adherence to credit risk appetite metrics, and credit risk aggregation and concentration limits;

•  Reviews management’s assessment of the appropriateness of the allowance for credit losses, including the methodology and governance supporting the allowance for credit losses; and

•  Reviews and approves other credit-related activities as it deems appropriate or that are required to be approved by law or regulation, including the Company’s credit quality plan, credit stress testing framework and related stress test results.

FINANCE COMMITTEE	NUMBER OF MEETINGS IN 2014: 3 COMMITTEE MEMBERS: Hernandez (Chair); Chao; Engel; James; Runstad

Primary Responsibilities:

•  Oversees the administration and effectiveness of financial risk management policies and processes used to assess and manage market risk, interest rate risk, and investment risk;

•  Reviews the Company’s annual financial plan, approves the Company’s capital management and stress-testing policies, and oversees the administration and effectiveness of the Company’s capital management and planning activities; and

•  Reviews financial and investment performance, and recommends to the Board the declaration of common stock dividends and securities issuances, the repurchase of securities and approval of significant capital expenditures.

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GOVERNANCE AND NOMINATING COMMITTEE (GNC)	NUMBER OF MEETINGS IN 2014: 3 COMMITTEE MEMBERS: Sanger (Chair); Dean; Milligan; Peña; Swenson

Primary Responsibilities:

• Assists the Board by identifying individuals qualified to become Board members and recommends to the Board nominees for director and committee membership;

• Annually reviews and assesses the adequacy of our Corporate Governance Guidelines and oversees a review of the Board’s performance;

• Recommends to the Board a determination of each non-employee director’s “independence” under applicable rules and guidelines;

• Reviews director compensation and recommends any changes for approval by the Board; and

• Oversees the Company’s engagement with stockholders and other interested parties concerning governance matters and works with the Board’s other committees in connection with stockholder engagement on matters subject to the oversight of such other committees.

Independence:  Each member of the GNC is independent, as independence is defined by NYSE rules.

HUMAN RESOURCES COMMITTEE (HRC)	NUMBER OF MEETINGS IN 2014: 5 COMMITTEE MEMBERS: Dean (Chair); Chen; Engel; James; Sanger

Primary Responsibilities:

• Discharges the Board’s responsibilities relating to the Company’s overall compensation strategy and the compensation of our executive officers;

• Oversees the Company’s incentive compensation practices so that they are consistent with the safety and soundness of the Company and do not encourage excessive risk-taking and reviews and approves benefit and compensation plans and arrangements applicable to executive officers of the Company;

• Evaluates the CEO’s performance and approves and recommends the CEO’s compensation to our Board for approval and approves compensation for our other executive officers and any other officers or employees as the HRC determines appropriate;

• Oversees talent management and succession planning and diversity and inclusion initiatives;

• Oversees actions taken by the Company regarding stockholder approval of executive compensation matters, including advisory votes on executive compensation; and

• Has the sole authority to retain or obtain the advice of and terminate any compensation consultant, independent legal counsel or other advisor to the HRC, and evaluates the independence of its advisors in accordance with NYSE rules.

Independence:  The Board has determined that each member of the HRC is a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, and is independent, as independence for compensation committee members is defined under NYSE rules.

RISK COMMITTEE	NUMBER OF MEETINGS IN 2014: 6 COMMITTEE MEMBERS: Hernandez (Chair); Dean; Duke; Milligan; Quigley; Runstad; Sanger

Primary Responsibilities:

• Approves and oversees the Company’s enterprise-wide risk management framework, which outlines our overarching risk management approach and policies, and approves the framework and policies for managing our major risks, including credit, market, liquidity, operational, compliance, financial crimes, model, strategic, reputational, cross-functional, and emerging risks;

• Oversees the Corporate Risk function and the performance of the Chief Risk Officer, approves the appointment and compensation of the Chief Risk Officer, and monitors the effectiveness of our enterprise-wide risk program;

• Annually recommends to the Board, and monitors adherence to, our risk appetite, and reviews our aggregate enterprise-wide risk profile and its alignment with our strategy and risk appetite; and

• Oversees liquidity and funding risks, and risks associated with acquisitions and significant new business or strategic initiatives.

Independence:  Each member of the Risk Committee is independent, as independence is defined by NYSE rules.

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Director Nomination Process

The GNC is responsible for leading the director nomination process, which includes identifying, evaluating, and recommending for nomination candidates for election as new directors and incumbent directors. The goal of the GNC’s nominating process is to assist the Board in attracting and retaining competent individuals with the requisite leadership, executive management, financial, industry and other expertise who will act as directors in the best interests of the Company and its stockholders. The GNC regularly reviews the composition of the Board in light of its understanding of the backgrounds, industry, professional experience, personal qualities and attributes, and various geographic and demographic communities represented by current members. As described below, the GNC also oversees the Board’s performance evaluation process and administers the director retirement policy.

The GNC identifies potential candidates for first-time nomination as a director primarily through recommendations it receives from our current and former Board members and executive officers as well as from our stockholders and contacts in the communities we serve. The GNC also has the authority to engage a third-party search firm to identify potential candidates. In 2014, Elizabeth A. Duke was identified and recommended to the GNC by our Chairman and CEO and a third-party search firm retained by the GNC. In addition, Suzanne M. Vautrinot was identified and recommended by a former director and executive officer of the Company to our Chairman and CEO for consideration by the GNC. In addition to identifying and providing information on a number of potential director candidates, the third-party search firm reviewed and provided information about Mses. Duke and Vautrinot for review by the GNC and the Board.

When the GNC has identified a potential new director nominee, it obtains publicly available information on the background of the potential nominee to make an initial assessment of the candidate in light of the following factors:

•	Whether the individual meets the Board-approved minimum qualifications for director nominees described below;

•	Whether there are any apparent conflicts of interest in the individual’s serving on our Board; and

•	Whether the individual would be considered independent under our Director Independence Standards, which are described above under “Director Independence.”

The Board requires that all nominees for service as a director have the following minimum qualifications:

•

A demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role (e.g., chief executive officer, managing partner, president) in a large or recognized organization or governmental entity;

•	Financial literacy or other professional or business experience relevant to an understanding of our businesses; and

•	A demonstrated ability to think and act independently, as well as the ability to work constructively in a collegial environment.

Candidates also must be individuals of the highest character and integrity. The GNC determines, in its sole discretion after considering all factors it considers appropriate, whether a potential nominee meets these minimum qualifications and also considers the composition of the entire Board taking into account the particular qualifications, skills, experience and attributes that the Board believes are important to the Company such as those described under “Director Nominees for Election” above. If a candidate passes this initial review, the GNC arranges an introductory meeting with the candidate and our Chairman and CEO, and the GNC Chair and/or other directors, to determine the candidate’s interest in serving on our Board. If the candidate is interested in serving on our Board, members of the GNC, together with several members of the Board, our CEO, and, if appropriate, other key executives of the Company, then conduct an interview with the candidate. If the Board and the candidate are both still interested in proceeding, the candidate provides us additional information for use in determining whether the candidate satisfies the applicable requirements of our Corporate Governance Guidelines, Director Code of Ethics, and any other rules, regulations, or policies applicable to members of the Board and its committees and for making any required disclosures in our proxy statement. Assuming a satisfactory conclusion to the process outlined above, the GNC then presents the candidate’s name for approval by the Board or for nomination for approval by the stockholders at the next stockholders meeting, as applicable.

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The GNC will consider an individual recommended by one of our stockholders for nomination as a new director. In order for the GNC to consider a stockholder-proposed nominee for election as a director, the stockholder must submit the name of the proposed nominee, in writing, to our Corporate Secretary at: Wells Fargo & Company, MAC# D1053-300, 301 South College Street, 30th Floor, Charlotte, North Carolina 28202. All such submissions must include the following information:

•	The stockholder’s name and address and proof of the number of shares of our common stock he or she beneficially owns;

•	The name of the proposed nominee and the number of shares of our common stock he or she beneficially owns;

•	Sufficient information about the nominee’s experience and qualifications for the GNC to make a determination whether the individual would meet the minimum qualifications for directors; and

•	Such individual’s written consent to serve as a director of the Company, if elected.

Our Corporate Secretary will present all stockholder-proposed nominees to the GNC for its consideration. The GNC has the right to request, and the stockholder will be required to provide, any additional information with respect to the stockholder nominee as the GNC may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above.

Board Performance Evaluations and Succession Planning

Our Board has a robust process for evaluating the performance of the Board and its committees. As part of the Board’s annual self-evaluation process, the directors consider various topics relating to Board composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds. In 2014, the Board enhanced its self-evaluation process by encouraging directors also to provide feedback on the individual contributions of directors to the work of the Board and its committees. Mr. Sanger, as GNC Chair and Lead Director, contacted each of our directors individually during 2014 to discuss and obtain his or her assessment of the Board’s performance. He presented those assessments to the Board for discussion in executive session, and any necessary follow-up items were reviewed by Mr. Sanger with the GNC, the Board and management, as appropriate. Each committee conducts a separate self-evaluation process led by the committee chair, as provided in its charter. The Board’s and each committee’s performance evaluation includes a review of the Corporate Governance Guidelines and its committee charter, respectively, to consider any proposed changes.

The Board’s annual performance evaluation is a key component of its director nomination process and succession planning. In its succession planning, the GNC and the Board consider the results of the Board’s self-evaluation, as well as other appropriate information, including the overall mix of tenure and experience of the Board, upcoming retirements of individual directors, the types of skills and experience desirable for future Board members, and the needs of the Board and its committees at the time. The Board values the contributions of directors who have developed extensive experience and insight into the Company during the course of their service on the Board and, therefore, the Board does not believe arbitrary term limits on directors’ service are appropriate. At the same time, the Board recognizes the importance of Board refreshment to help ensure an appropriate balance of experience and perspectives on the Board.

The Board’s succession planning in 2014 focused primarily on the composition of the Board and its committees, the upcoming retirements of directors under the director retirement policy, succession plans for committee chairs, our commitment to Board diversity, and recruiting strategies for adding new directors to complement the existing skills and experience of the Board in areas identified in the Board’s performance evaluation process and consistent with

Our Board Performance Evaluation Process

Wells Fargo & Company 2015 Proxy Statement            19

the Company’s strategic priorities such as managing risk. The Board also considered the possibility that future director candidates with valuable experience may be close to the Board’s retirement age of 70. In order to facilitate the Board’s recruitment of new directors with appropriate skills, experience and backgrounds and provide for an orderly transition of leadership on the Board and its committees, in November 2014 the Board increased the retirement age for directors to 72. The Board’s decision to increase the retirement age, however, was made with the understanding that directors may not necessarily serve until their retirement age.

The recent addition to the Board of Mses. Duke and Vautrinot enhanced the overall mix of skills and experience of the Board in areas including financial services, risk management and cyber security. Ms. Duke brings to the Board and its Risk Committee extensive experience in the financial services industry, including as a former member of the Federal Reserve Board of Governors. Ms. Vautrinot brings to the Board and the AEC significant technology and cyber security experience from over 30 years of distinguished service in the United States Air Force, including as a retired Major General and Commander, 24th Air Force, Air Force Cyber, and Air Force Network Operations and other leadership positions. The addition of these two new directors reflects the Board’s efforts to bring fresh perspectives to the Board, and the chart below illustrates the varying tenure of the Board’s independent directors.

As a result of the addition of Mses. Duke and Vautrinot, the Board currently has 16 members, which is consistent with the size range (14 to 19 directors as reflected in the chart below) of the Board over the last 10 years. The Board believes its current size is appropriate to enable the Board to fulfill its oversight responsibilities, including through its committees by providing the committees with an appropriate number of directors who have the right mix of skills and experience. Although the Board expects that its size may fluctuate based on various factors, including the retirement of directors, the availability of director candidates with desirable experience, and the needs of the Board, the Board also expects that its size is likely to move to the lower end of its historical range over time. The following chart shows the number of director nominees for election to our Board at each annual meeting over the last ten years.

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Our Commitment to Board Diversity

Although the GNC does not have a separate policy specifically governing diversity, as described in the Corporate Governance Guidelines and its charter the GNC will consider, in identifying first-time candidates or nominees for director, and in evaluating individuals recommended by stockholders, the current composition of the Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s or nominee’s experience, education, skills, background, gender, race, ethnicity and other qualities and attributes with those of the other Board members. The GNC also incorporates this broad view of diversity into its director nomination process by taking into account all of the factors above when evaluating and recommending director nominees to serve on the Board so that the Board’s composition as a whole appropriately reflects the current and anticipated needs of the Board and the Company. In implementing its practice of considering diversity, the GNC may place more emphasis on attracting or retaining director nominees with certain specific skills or experience, such as industry, regulatory, operational, or financial expertise, depending on the circumstances and the composition of the Board at the time. Gender, race and ethnic diversity also have been, and will continue to be, a priority for the GNC and the Board in its director nomination process because the GNC and the Board believe that it is essential that the composition of the Board appropriately reflects the diversity of the Company’s team members and the customers and communities they serve. The GNC believes that it has been successful in its past efforts to increase gender, race, and ethnic diversity on the Board, as reflected in the charts below. The GNC and the Board believe that the 16 nominees bring to the Board a variety of different backgrounds, skills, professional and industry experience, and other personal qualities, attributes, and perspectives that contribute to the overall diversity of the Board. The GNC and the Board will continue to monitor the effectiveness of their practice of considering diversity through assessing the results of any new director search efforts, such as those recently involving Mses. Duke and Vautrinot, and through the GNC’s and Board’s self-evaluation processes in which directors discuss and evaluate the composition and functioning of the Board and its committees.

The Board’s Role in Risk Oversight

Financial institutions such as the Company must manage a variety of business risks that can significantly affect financial performance, including operational, credit, interest rate, market, investment, and liquidity and funding risks. Our risk culture is strongly rooted in our vision and values and, in order to succeed in our mission of satisfying all of our customers’ financial needs and helping them succeed financially, our business practices and operating model must support prudent risk management practices.

Key elements of our risk management framework and culture include understanding and following our overall enterprise statement of risk appetite, which describes the nature and level of risks that we are willing to take to achieve our strategic and business objectives, and the “tone at the top” set by our Board, CEO and Operating Committee members, which consist of our Chief Risk Officer and other senior executives reporting directly to our CEO. Our senior management develops our enterprise statement of risk appetite in the context of our risk management framework and culture. The Board approves our statement of risk appetite annually and, together with our CEO and the Operating Committee, is the starting point for establishing and reinforcing our risk culture and overseeing our risks.

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The Board performs its risk oversight function primarily through its seven standing committees, including its Risk Committee. All of these committees report to the whole Board and are comprised solely of independent directors. The Board’s risk governance structure is outlined below, and additional information about our risk management framework and practices, as well as the responsibilities of each of our Board committees, is described in the “Financial Review – Risk Management” section in our 2014 annual report on Form 10-K and under “Committees of the Board” in this proxy statement.

Each of the Board’s committees is responsible for oversight of specific risks outlined in each of their charters, including reputation risk. The Risk Committee does not duplicate the risk oversight efforts of other Board committees but rather helps ensure end-to-end ownership of oversight of all enterprise risk issues in one Board committee and across all risk types. To facilitate discussion and communication about enterprise-wide risk matters and avoid unnecessary duplication, the Risk Committee’s members include the chairs of each of the Board’s other committees. The following chart summarizes key risk oversight responsibilities of our Board and its committees.

Board of Directors Annually approves overall enterprise risk appetite statement

Risk Committee

Oversight includes:

•       Enterprise-wide risk management framework, which outlines the policies, processes, and governance structures used to execute the Company’s risk management program

•       Functional framework and oversight policies, which outline roles and responsibilities for managing key risk types

•       Corporate Risk function, including performance and compensation of the Chief Risk Officer

•       Aggregate enterprise-wide risk profile and alignment of risk profile with the Company’s strategy, goals, objectives, and risk appetite

•       Risk appetite statement, including changes in risk appetite and adherence to risk limits

•       Risks associated with acquisitions and significant new business or strategic initiatives

•       Liquidity and funding risks, emerging risk, strategic risk, and cross-functional risk

Audit and Examination Committee	Credit Committee	Corporate Responsibility Committee	Finance Committee	Governance and Nominating Committee	Human Resources Committee

Oversight includes:

• Internal controls over financial reporting

• External auditor performance

• Internal audit function, including performance of the Chief Auditor

• Operational risk (including technology), compliance with legal and regulatory requirements, and financial crimes risks

• Ethics, business conduct and conflicts of interest program

Oversight includes:

• Credit risk, including high risk portfolios

• Allowance for credit losses, including governance and methodology

• Adherence to enterprise credit risk appetite metrics and concentration limits

• Compliance with credit risk framework, policies and underwriting standards

• Credit stress testing activities

• Risk Asset Review organization, resources, and examinations of credit portfolios, processes, and practices

Oversight includes:

• Fair and responsible mortgage and other consumer lending reputational risks

• Reputation, including with customers, as well as customer service and complaint matters

• Social responsibility risks, including political and environmental risks

Oversight includes:

• Interest rate risk, including mortgage servicing rights

• Market risk, including trading and derivative activities, and counter party risks

• Investment risk, including fixed-income and equity portfolios

• Capital adequacy assessment and planning, and stress testing activities

• Annual financial plan

				Oversight includes: • Corporate governance compliance • Board and committee performance	Oversight includes: • Compensation risk management • Talent management and succession planning

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The Board and its committees work closely with management in overseeing risk. Each Board committee receives reports and information regarding risk issues directly from management. Managers are accountable for managing risks through day-to-day operations and, in some cases, management committees have been established to inform the risk management framework and provide governance and advice regarding management functions. These management committees include the Company’s Operating Committee, which meets weekly, to discuss, among other things, strategic, operational and risk issues at the enterprise level, and the Enterprise Risk Management Committee, which is chaired by the Company’s Chief Risk Officer and includes other senior executives who meet regularly during the year, and reviews significant and emerging risk topics and high-risk business initiatives, particularly those that may result in additional regulatory or reputational risk. These and other committees help management facilitate enterprise-wide understanding and monitoring of risks and challenges faced by the Company. Management’s corporate risk organization is headed by the Company’s Chief Risk Officer who, among other things, provides oversight, opines on the performance strategy of all risks taken by the businesses, and provides credible challenge to risks incurred. The Chief Risk Officer is appointed by and reports to the Board’s Risk Committee. The Chief Risk Officer, as well as the Chief Enterprise, Credit, Market, Compliance, Operational Risk, Information Security and Financial Crimes Risk Officers as his direct reports, work closely with the Board’s committees and frequently provide reports and updates to the committees and the committee chairs on risk issues during and outside of regular committee meetings, as appropriate. The full Board receives reports at each of its meetings from the committee chairs about committee activities, including risk oversight matters, and receives a quarterly report from the Enterprise Risk Management Committee regarding current or emerging risk issues.

The Board believes that its Board leadership structure has the effect of enhancing the Board’s risk oversight function because of the Lead Director’s and Chairman’s direct involvement in risk oversight matters and their strong efforts to promote open communication regarding risk issues among Board members and the Board’s committees. The Board also believes that Mr. Stumpf’s knowledge of the Company’s businesses and risks significantly contributes to the Board’s understanding and appreciation of risk issues.

Risk Management and Compensation Practices

Wells Fargo employs strong and effective corporate governance practices which include active oversight and monitoring by the HRC over our incentive compensation practices. More information about the processes and procedures by which the HRC considers and determines the compensation of our named executive officers is included in our CD&A. The HRC may delegate certain of its responsibilities to one or more HRC members or to designated members of senior management or committees. The HRC has delegated authority to the Director of Human Resources and the Director of Compensation and Benefits for the administration of the Company’s benefit and compensation programs; however, the HRC generally has sole authority relating to incentive compensation plans applicable to executive officers, the approval of awards under any equity-based plans or programs and material amendments to any benefit or compensation plans or programs.

In addition, the HRC oversees the Company’s overall strategy with respect to incentive compensation practices so that they are consistent with the safety and soundness of the Company and do not encourage excessive risk taking. As part of this oversight responsibility, the HRC reviews and monitors risk-balancing and implementation and effectiveness of risk management methodologies for incentive compensation plans and programs for senior executives and employees the Company identifies whose activities, individually or as a group, may expose the Company to material risk (we refer to this group as “Covered Employees”).

Many of the compensation risk management policies and practices that apply to the Company’s named executives discussed in the CD&A (see “Compensation Program Governance—Risk Management”) apply equally to our Covered Employees (which include other senior executives), including:

•	an emphasis on overall Company performance in compensation decisions, and for lines of business, their contribution to overall Company performance;

•	incentives that balance individual short-term performance goals with the long-term strength and stability of the Company, including longer performance periods and/or performance-based deferrals;

•	evaluation of individual performance based on the individual’s focus on appropriate risk-management practices aligned with the Company’s risk appetite as well as risk outcomes;

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•	robust compliance, internal control, disclosure review, and reporting programs;

•

strong compensation recoupment or clawback policies which can result in awards being cancelled or prior payments being recovered in appropriate circumstances so that incentive compensation awards encourage the creation of long-term, sustainable performance, while at the same time discourage unnecessary or excessive risk-taking that would impact the Company’s performance;

•	our Code of Ethics prohibition on, and right to discipline employees for, manipulating business goals or any form of gaming to enhance incentive compensation;

•	a prohibition on derivative and hedging transactions in Company stock;

•

our stock ownership policy under which all executive officers are required to retain 50% of their after-tax profit shares acquired upon exercise of options or vesting of stock awards for a period of one year following retirement, subject to a maximum limit of ten times the executive’s salary, and other employees are expected to retain that number of shares subject to the same limit while employed by the Company.

For 2014, the HRC continued to use long-term Performance Share awards for a broader group of management and to defer a portion of annual incentive compensation for the Company’s highest earners in the form of long-term awards whose vesting terms take into account longer risk-emergence periods. Beginning for 2013, the number of Performance Shares that vest at the end of the three-year performance period is based on the Company’s absolute and relative Return on Realized Common Equity (RORCE) performance. The three-year RORCE performance metric is aligned with the Company’s risk appetite and focuses on long-term stockholder value creation.

Performance Share awards granted since 2013 also are subject to two separate performance-based vesting conditions. First, beginning in 2012, the Company added a risk-balancing performance condition to Performance Share awards to reduce those awards in the event of poor absolute financial performance by the Company. Second, beginning in 2013, the HRC also incorporated an additional risk-balancing performance condition into Performance Share awards granted to our senior executives and deferred awards granted to our Covered Employees as part of annual incentive compensation. The additional performance-based vesting condition gives the HRC full discretion to cancel all or a portion of those awards if, among other things, the employee takes imprudent risk either intentionally, out of gross negligence or improperly that results in financial, reputational or other harm to the Company or the Company or applicable business line suffers a material downturn in its financial performance or suffers a material failure of risk management. Similar to its approach to evaluating risk in making its incentive compensation decisions for our executive officers since 2012, the HRC continued in 2015 to consider the Company’s risk management framework when evaluating the individual performance of our named executives during 2014 to confirm that performance was achieved without taking unnecessary or excessive risk.

During 2010, the HRC-chartered our Incentive Compensation Steering Committee (ICSC) to lead Wells Fargo’s enterprise efforts to enhance our incentive compensation practices and better align incentive compensation with risk and the expectations and guidance of our regulators and other stakeholders. The ICSC consists of the Company’s senior risk, compliance and human resources executives. The ICSC continues to oversee the further development and implementation of our Incentive Compensation Risk Management (ICRM) program, which is the key tenet of our work to manage risk in incentive compensation arrangements throughout the Company. The ICRM program is designed and managed by Corporate Human Resources, with input from an advisory council of senior managers from our corporate functions and business lines, including control functions, on development and management of the ICRM program. The HRC’s compensation governance framework also includes assessments of risks inherent in executive compensation practices, including the interplay between risk-taking and executive compensation.

Through the ICRM program and subject to the oversight of Corporate Human Resources, (1) each line of business within Wells Fargo is accountable for identifying employees whose activities, individually or as a group, may expose Wells Fargo to material risk and (2) the management teams within Wells Fargo’s international locations are responsible for overseeing implementation and supervision of Wells Fargo remuneration policies and practices in those locations. Each line of business is responsible for understanding the risks associated with each job covered by an incentive arrangement and making sure the business’ incentive arrangements are balanced and do not encourage imprudent risk-taking.

24            Wells Fargo & Company 2015 Proxy Statement

In accordance with our IRCM Policy that was approved by the HRC in July 2011 and last amended in November 2012, the ICRM program coordinates annually an enterprise-wide assessment of business line and corporate staff incentive compensation plans in which our Covered Employees participate. In conjunction with this annual review process, our corporate and line of business risk officers provide independent reviews of such incentive compensation arrangements and risk-balancing features and are accountable to our Chief Risk Officer. Currently, the HRC meets with our Chief Risk Officer annually to review and assess any risks posed by our enterprise incentive compensation programs and the appropriateness of risk-balancing features of those programs. The ICSC and HRC have reviewed the Company’s continued progress to implement effective incentive compensation risk management practices through the ICRM program, including the outcome of an enterprise-wide risk assessment of business line and corporate staff incentive compensation plans. The HRC will continue to monitor our progress so that our compensation programs and practices appropriately balance risk-taking consistent with the safety and soundness of the Company and applicable regulatory guidance.

In light of the compensation policies and actions discussed above, the Company and the Board have not identified any risks arising from the Company’s compensation policies and practices for our named executives or Covered Employees that are reasonably likely to have a material adverse effect on the Company.

HRC and GNC Use of Compensation Consultant

The HRC and GNC, similar to other Board committees, are authorized to retain and obtain advice of legal, accounting, or other advisors at our expense without prior permission of management or the Board. The HRC and GNC use a consultant to assist in the evaluation of executive compensation and non-employee director compensation, respectively. Under its charter, the HRC has sole authority to retain or obtain the advice of and terminate any compensation consultant, independent legal counsel or other adviser to the HRC, and approve their fees and other retention terms. The HRC and GNC charters are available on our website at: https://www.wellsfargo.com/about/corporate/corporate_governance.

The HRC and GNC retained Cook & Co., a nationally recognized executive compensation consulting firm, and its CEO, George Paulin, to provide independent advice on executive and non-employee director compensation matters for 2014. Cook & Co.’s business is limited to providing independent executive compensation consulting services to its clients. Cook & Co. does not provide any other management or human resources-related services to our Company. In addition, it is 100% owned by its senior consultants and has no outside equity or reciprocal financial relationships.

The HRC’s and GNC’s agreement with Cook & Co. provides that Cook & Co. works directly on behalf of the HRC and GNC, as the case may be, and prohibits Cook & Co. from performing other services for the Company without the prior consent of the Chair of the HRC or GNC. To help maintain the independence of any consultant retained by the HRC, the HRC charter requires the HRC to pre-approve all services performed for the Company by any compensation consultant to the HRC other than services performed for the GNC for non-employee director compensation matters. The HRC pre-approved the additional survey services described below that Cook & Co. provided to the Company during 2014. In November 2014, the HRC assessed the independence of Cook & Co. and Mr. Paulin and concluded that no conflict of interest exists.

Cook & Co. compiles compensation data for the financial services companies the HRC considers our Labor Market Peer Group from time to time, and reviews with the HRC the Company’s executive compensation programs generally and in comparison to those of our Labor Market Peer Group. Cook & Co. also advises the HRC on the reasonableness of our compensation levels compared to our Labor Market Peer Group, and the appropriateness of our compensation program structure in supporting the Company’s business objectives. Cook & Co. provides services to the GNC for non-employee director compensation similar to those it provides to the HRC for executive compensation. The HRC annually reviews the services performed by and the fees paid to Cook & Co. The total amount of fees the Company paid Cook & Co. in 2014 was $207,830, which included the fees paid for services provided as the independent compensation consultant to the HRC and GNC, reimbursement of Cook & Co.’s reasonable travel and business expenses, and a fee of less than $5,000 for a survey of long-term incentives which is used for evaluating the competitiveness of long-term incentive opportunities for other positions throughout the Company.

Wells Fargo & Company 2015 Proxy Statement            25

Director Compensation

The table below provides information on 2014 compensation for our non-employee directors other than Elizabeth A. Duke and Suzanne M. Vautrinot, who joined our Board in 2015. Mr. Stumpf is an employee director and does not receive separate compensation for his Board service. The Company reimburses directors for expenses incurred in their Board service, including the cost of attending Board and committee meetings. Additional information on our director compensation program follows the table.

2014 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(3)		Stock Awards ($)(5)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compen- sation ($)(7)	Total ($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)
John D. Baker II	165,000		160,035	—	—	—	—	325,035
Elaine L. Chao	107,000		160,035	—	—	—	—	267,035
John S. Chen	103,000		160,035	—	—	—	—	263,035
Lloyd H. Dean (1)	152,000		160,035	—	—	—	—	312,035
Susan E. Engel	143,000		160,035	—	—	—	—	303,035
Enrique Hernandez, Jr. (1)	194,000		160,035	—	—	—	5,000	359,035
Donald M. James	109,000		160,035	—	—	—	—	269,035
Cynthia H. Milligan (1)	150,000		160,035	—	—	—	—	310,035
Federico F. Peña	138,000	(4)	160,035	—	—	—	—	298,035
James H. Quigley (1)	150,500		160,035	—	—	—	—	310,535
Howard V. Richardson (2)	8,750		—	—	—	—	—	8,750
Judith M. Runstad (1)	172,000		160,035	—	—	—	—	332,035
Stephen W. Sanger (1)	183,000		160,035	—	—	—	—	343,035
Susan G. Swenson	119,000		160,035	—	—	—	—	279,035
(1)	Effective January 1, 2015, non-management directors serving on Wells Fargo Bank’s board receive an annual cash retainer of $10,000, payable quarterly in arrears, and a fee of $2,000 per separate meeting not held concurrently with or immediately prior to or following a Company Board or committee meeting.

(2)	Mr. Richardson resigned as a director effective January 31, 2014.

(3)	Includes fees earned in 2014 but paid in 2015 and fees earned in 2014 but deferred at the election of the director. The following table shows the number of stock units credited to our non-employee directors under our deferral program for deferrals of 2014 cash compensation and the grant date fair value of those stock units based on the closing price of our common stock on the date of deferral:

Name	Stock Units (#)	Grant Date Fair Value ($)
John D. Baker II	818.7663	40,750
	886.7602	46,750
	716.9333	36,750
	743.3418	40,750
Lloyd H. Dean	215.9936	10,750
	175.4552	9,250
	160.9442	8,250
	177.8548	9,750
Donald M. James	658.0269	32,750
	507.3976	26,750
	443.8158	22,750
	487.9606	26,750
Stephen W. Sanger	999.5982	49,750
	829.8558	43,750
	853.4920	43,750
	834.5494	45,750

26            Wells Fargo & Company 2015 Proxy Statement

(4)	Includes a cash award of $15,000 which was approved by the Board and paid to Mr. Peña in January 2014 for his service on the AEC in connection with the transition of the AEC chair role in 2014.

(5)	We granted 3,235 shares of our common stock to each non-employee director elected at the 2014 annual meeting of stockholders on April 29, 2014. The grant date fair value of each award is based on the number of shares granted and the NYSE closing price of our common stock on the grant date.

(6)	The Company ceased granting options to non-employee directors effective January 1, 2011. However, upon exercise of options granted prior to September 28, 2004 by tender of shares of our common stock, directors automatically received “reload” options. The last reload options were granted to a director in 2013. As of December 31, 2014, none of the options outstanding included a reload feature.

The table below shows for each non-employee director, the aggregate number of shares of our common stock underlying unexercised options at December 31, 2014. All options were fully exercisable at December 31, 2014.

Name	Number of Securities Underlying Unexercised Options
John D. Baker II	22,570
Elaine L. Chao	—
John S. Chen	41,289
Lloyd H. Dean	38,374
Susan E. Engel	48,938
Enrique Hernandez, Jr.	44,442
Donald M. James	22,570
Cynthia H. Milligan	52,182
Federico F. Peña	—
James H. Quigley	—
Howard V. Richardson	—
Judith M. Runstad	52,182
Stephen W. Sanger	52,182
Susan G. Swenson	44,442

(7)	The amount under “All Other Compensation” for Mr. Hernandez represents a Company matching contribution during 2014 under the Company’s charitable matching contribution program, which matches charitable gifts of up to $5,000 per year, on a dollar-for-dollar basis, for all employees and non-employee directors of the Company.

Cash Compensation.    The following table shows the components of cash compensation paid to non-employee directors in 2014. Directors who join the Board during the year receive a prorated annual cash retainer. Effective January 1, 2015, the annual Lead Director fee was increased to $40,000 and the AEC and Risk Committee Chair fees were increased to $35,000.

2014 Component	Amount ($)
Annual Cash Retainer	75,000
Annual Lead Director Fee	35,000
Annual Committee Chair Fees
AEC and Risk Committee	30,000
CRC, Credit Committee, Finance Committee, GNC and HRC	25,000
Regular or Special Board or Committee Meeting Fee	2,000

Equity Compensation.    For 2014, each non-employee director elected to the Board at the Company’s annual meeting of stockholders received on that date an award of Company common stock having a value of $160,000, rounded up to the nearest whole share. Each non-employee director who joins the Board as of any other date receives, as of such other date, an award of Company common stock having a value of $160,000 prorated to reflect the number of months (rounded up to the next whole month) until the next annual meeting of stockholders, rounded up to the nearest whole share. The value of the annual stock award was increased to $180,000 effective January 1, 2015 for service beginning with the 2015 annual meeting.

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The Company ceased granting options to non-employee directors effective January 1, 2011. Directors who exercised options granted before September 28, 2004 by delivering shares of previously owned common stock or shares purchased in the open market received a reload option to purchase the same number of whole shares of common stock, at the NYSE closing price per share of our common stock on the date the reload option was granted, as were delivered to pay the option exercise price. A reload option is exercisable immediately through the remaining term of the original option. No reload stock options will be granted with respect to an option granted on or after September 28, 2004. The last reload options were granted to a director in 2013. As of December 31, 2014, none of the options outstanding included a reload feature.

Deferral Program.    A non-employee director may defer all or part of his or her cash compensation and stock awards. Cash compensation may be deferred into either an interest-bearing account or common stock units with dividends reinvested. The interest rate paid in 2014 on interest-bearing accounts was 2.35%. Stock awards may be deferred only into common stock units with dividends reinvested. Deferred amounts are paid either in a lump sum or installments as elected by the director.

Stock Ownership Policy.    The Board has adopted a director stock ownership policy that each non-employee director, within five years after joining the Board, own shares of our common stock having a value equal to five times the annual cash retainer, and maintain at least that ownership level while a member of the Board and for one year after service as a director ends. Each director who has been on the Board for five years or more exceeded this ownership level as of December 31, 2014, and each director who has served less than five years is on track to meet this ownership level.

Communications with Directors

Stockholders and other interested parties who wish to communicate with the Board, including the Lead Director or the non-management or independent directors as a group, may send either (1) an e-mail to BoardCommunications@wellsfargo.com or (2) a letter to Wells Fargo & Company, P.O. Box 63750, San Francisco, California 94163. Additional information about communication with our directors and the Board’s process for reviewing communications sent to the Board or its members is provided on our website at https://www.wellsfargo.com/about/corporate/corporate_governance.

Management Succession Planning and Development

A primary responsibility of the Board is identifying and developing executive talent at the Company, especially the senior leaders of the Company and the CEO. Continuity of excellent leadership at all levels of the Company is part of the Board’s mandate for delivering superior performance to stockholders. Toward that goal, the executive talent development and succession planning process is integrated in the Board’s annual activities. Our Corporate Governance Guidelines require that our CEO and management annually report to the HRC and the Board on succession planning (including plans in the event of an emergency) and management development. The Corporate Governance Guidelines also require that the CEO and management provide the HRC and the Board with an assessment of persons considered potential successors to certain senior management positions at least once each year. The Board has assigned to the HRC, as set forth in its charter, the responsibility to oversee the Company’s talent management and succession planning process, including CEO succession planning.

Management and the Board take succession planning very seriously and while the Corporate Governance Guidelines require an annual review, the process for management development and succession planning occurs much more frequently and involves regular interaction between management, the HRC, the Lead Director and the Board. Management regularly identifies high potential executives for additional responsibilities, new positions, promotions or similar assignments to expose them to diverse operations within the Company, with the goal of developing well-rounded, experienced, and discerning senior leaders. Identified individuals are often positioned to interact more frequently with the Board so that directors may gain familiarity with these executives.

As part of the annual Board review, the CEO and human resources executives collaborate with the HRC to prepare succession and management development plans. The HRC often requires additional information or planning from management in evaluating the succession and management development plans. The HRC reports to the full Board on its findings and the Board deliberates in executive session on the CEO succession plan.

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INFORMATION ABOUT RELATED PERSONS

Related Person Transactions

Lending and Other Ordinary Course Financial Services Transactions.    During 2014 our executive officers, directors (including all HRC members), and each of the persons we know of that beneficially owned more than 5% of our common stock on December 31, 2014 (Berkshire Hathaway Inc., BlackRock, Inc., and The Vanguard Group), and some of their respective immediate family members and/or affiliated entities had loans, other extensions of credit and/or other banking or financial services transactions with our banking and other subsidiaries in the ordinary course of business, including deposit, brokerage, investment advisory, capital markets, investment banking and insurance transactions. Except for the relocation loans to two of our executive officers as described below, all of these lending, banking, and financial services transactions were on substantially the same terms, including interest rates, collateral, and repayment (as applicable), as those available at the time for comparable transactions with persons not related to the Company, and did not involve more than the normal risk of collectability or present other unfavorable features. In the ordinary course of business, we also purchase or sell insurance and other products and services of Berkshire Hathaway and its affiliates and purchase investment management technology products and advisory services from BlackRock and its affiliates. We and our customers also may invest in mutual funds, exchange traded funds and other products affiliated with BlackRock and Vanguard in the ordinary course of business. All of these transactions were entered into on an arms’ length basis and under customary terms and conditions.

Relocation Program.    Under our Relocation Program, as in effect prior to the July 30, 2002 revisions described below, executive officers who relocated at our request were eligible to receive a first mortgage loan (subject to applicable lending guidelines) from Wells Fargo Home Lending on the same terms as those available to our team members, which terms included waiver of the loan origination fee. Executive officers who relocated to a designated high cost area were eligible to receive from the Company a mortgage interest subsidy on the first mortgage loan of up to 25% of the executive’s annual base salary, payable over a period of not less than the first three years of the first mortgage loan, and a 30-year, interest-free second mortgage down payment loan in an amount up to 100% of his or her annual base salary to purchase a new primary residence. The down payment loan must be repaid in full if the executive terminates employment with the Company or retires, or if the executive sells the home. Our Relocation Program was revised effective as of July 30, 2002 to eliminate these loan benefits for executive officers in compliance with the requirements under the Sarbanes-Oxley Act of 2002. Under the revised Relocation Program, any executive officer who received the mortgage interest subsidy and interest-free down payment loan benefit described above was allowed to continue to receive those benefits, but is not allowed to amend the terms of the loan to which these benefits relate.

We currently have interest-free loans outstanding under this Relocation Program to two of our executive officers. The following table provides information about these loans as of December 31, 2014:

Executive Officer	Original Loan Amount	Highest Principal Balance During 2014	12/31/14 Balance	Principal and Interest Paid During 2014	Interest Rate	Purpose
Richard D. Levy Executive Vice President and Controller	$325,000	$325,000	$325,000	$0	0%	Loan made prior to his becoming an executive officer in September 2002 in connection with his relocation from New Jersey to California following his employment by the Company.
James M. Strother Senior Executive Vice President and General Counsel	310,000	310,000	310,000	0	0	Loan made in connection with his relocation from Iowa to California after he assumed a new position with the Company and before he became an executive officer.

Transactions with Entities Affiliated with Directors.    Enrique Hernandez, Jr., one of our directors, is chairman, president, chief executive officer, and a majority owner of Inter-Con Security Systems, Inc. In 2014, Inter-Con provided guard services to certain of the Company’s retail banking stores under an agreement we first entered into in 2005. Payments in 2014 to Inter-Con under this contract did not exceed 1% of Inter-Con’s or the Company’s 2014 consolidated gross revenues, and each year since this contractual relationship began the Board has

Wells Fargo & Company 2015 Proxy Statement            29

determined that our relationship with Inter-Con does not impair Mr. Hernandez’s independence under our Director Independence Standards. In 2014, we paid Inter-Con approximately $2 million for services under this contract. We believe that these services were provided on terms at least as favorable as would have been available from other parties. The Company intends to continue its dealings with Inter-Con in the future on similar terms.

Family and Other Relationships.    The Company employs Cynthia H. Milligan’s brother, James A. Hardin, as a wealth management advisor. In 2014, James Hardin received compensation of approximately $270,000, including sales commissions. He also received approximately $25,000 as a long term cash award that “cliff” vests after three years. We established the compensation paid to Mr. Hardin in 2014 in accordance with our employment and compensation practices applicable to team members with equivalent qualifications and responsibilities and holding similar positions. In addition to this compensation, Mr. Hardin also received employee benefits generally available to all of our team members. Mr. Hardin does not share the home of Ms. Milligan, and Ms. Milligan does not have an interest in his employment relationship. Mr. Hardin is not an executive officer of the Company and does not directly report to an executive officer of the Company. We believe that this employment relationship does not have any impact on or impair the independence of Ms. Milligan or her ability to represent your best interests as a director.

In 2010, the Board, based on the recommendation of the GNC, agreed as a matter of policy to strongly discourage the Company’s employment of any additional immediate family members of directors.

Related Person Transaction Policy and Procedures

The Board has adopted a written policy and procedures for the review and approval or ratification of transactions between the Company and its related persons and/or their respective affiliated entities. We refer to this policy and procedures as our Related Person Policy. “Related persons” under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. Their “immediate family members” include spouses, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) who shares the home of a director, director nominee, executive officer, or holder of more than 5% of our common stock.

Except as described below, the Related Person Policy requires either the GNC or AEC, depending upon the related person involved, to review and either approve or disapprove all transactions, arrangements or relationships in which:

•	The amount involved will, or may be expected to exceed $120,000 in any fiscal year;

•	The Company is, or will be a participant; and

•	A related person or an entity affiliated with a related person has, or will have a direct or indirect interest.

We refer to these transactions, arrangements, or relationships in the Related Person Policy as “Interested Transactions.” The Board, however, has determined that the GNC or AEC does not need to review or approve certain Interested Transactions even if the amount involved will exceed $120,000, including the following transactions:

•

Lending and other financial services transactions with related persons or their affiliated entities that comply with applicable banking laws and are in the ordinary course of business, non-preferential, and do not involve any unfavorable features;

•

Employment of a “named executive officer” or of an executive officer if he or she is not an immediate family member of another Company executive officer or director and his or her compensation would be reported in our proxy statement if he or she was a “named executive officer” and the HRC approved (or recommended that the Board approve) such compensation;

•	Compensation paid to one of our directors if the compensation is reported pursuant to SEC rules in our proxy statement;

•

Transactions with another entity at which a related person’s only relationship with that entity is as a director, limited partner, or beneficial owner of less than 10% of that entity’s ownership interests (other than a general partnership interest);

30            Wells Fargo & Company 2015 Proxy Statement

•

Transactions with another entity at which a related person’s only relationship with that entity is as an employee (other than an executive officer), if such transactions are in the ordinary course of business, non-preferential, and the amount involved does not exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•

Charitable contributions by the Company or a Company-sponsored charitable foundation to tax-exempt organizations at which a related person’s only relationship is as an employee (other than an executive officer) or a director or trustee (other than chairman of the board or board of trustees), if the amount involved (excluding Company matching funds) does not exceed the lesser of $1 million or 2% of such organization’s consolidated gross revenues; and

•

Transactions with holders of more than 5% of our common stock and/or such holders’ immediate family members or affiliated entities, if such transactions are in the ordinary course of business of each of the parties, unless such stockholder is one of our executive officers, directors or director nominees, or an immediate family member of one of them.

The GNC approves, ratifies, or disapproves those Interested Transactions required to be reviewed by the GNC which involve a director and/or his or her immediate family members or affiliated entities. The AEC approves, ratifies, or disapproves those Interested Transactions required to be reviewed by the AEC which involve our executive officers, holders of more than 5% of our common stock, and/or their respective immediate family members or affiliated entities. Under the Related Person Policy, if it is not feasible to get prior approval of an Interested Transaction, then the GNC or AEC, as applicable, will consider the Interested Transaction for ratification at a future committee meeting. When determining whether to approve or ratify an Interested Transaction, the GNC and AEC will consider all relevant material facts, such as whether the Interested Transaction is in the best interests of the Company, whether the Interested Transaction is on non-preferential terms, and the extent of the related person’s interest in the Interested Transaction. No director is allowed to participate in the review, approval, or ratification of an Interested Transaction if that director, or his or her immediate family members or their affiliated entities are involved. The GNC or AEC annually reviews all ongoing Interested Transactions.

Wells Fargo & Company 2015 Proxy Statement            31

OWNERSHIP OF OUR COMMON STOCK

Directors and Executive Officers

Stock Ownership Policies.    To reinforce the long-term perspective of stock-based compensation and emphasize the relationship between the interests of our directors and executive officers with your interests as stockholders, we require our non-employee directors and our executive officers to own shares of our common stock. Our Board has adopted robust stock ownership policies that apply to our directors and executive officers as summarized in the chart below.

Director Stock Ownership Policy Requirements	After five years on the Board, each non-employee director must own stock having a value equal to five times the annual cash retainer we pay our directors, and maintain at least that stock ownership level while a member of the Board and for one year after service as a director terminates
Executive Officer Stock Ownership Policy Requirements	Until one year following retirement, our executive officers must hold shares equal to at least 50% of the after-tax profit shares (assuming a 50% tax rate) acquired upon the exercise of options or vesting of RSRs and Performance Shares, subject to a maximum requirement of ten times the executive officer’s salary at the time of exercise or distribution of an award.

Shares counted toward ownership include shares a non-employee director has deferred pursuant to the Directors Plan and any applicable predecessor director compensation and deferral plans, shares (or share equivalents) an executive officer holds in the Company 401(k) Plan, Supplemental 401(k) Plan, Deferred Compensation Plan, the Direct Purchase Plan, and shares owned by an executive officer’s spouse. Compliance with these stock ownership requirements is calculated annually and reported to the GNC (for non-employee directors) or to the HRC (for executive officers).

Anti-Hedging Policies.    To further strengthen the alignment between stock ownership and your interests as stockholders, our Code of Ethics prohibits all team members, including our executive officers, from engaging in short selling or hedging transactions involving any Company securities, including our common stock. Similarly, our Director Code of Ethics prohibits any member of our Board from engaging in short selling or hedging transactions involving Company securities.

Pledging Policy.    In 2014, our Board of Directors adopted policies which are reflected in our Corporate Governance Guidelines that prohibit our directors and executive officers from pledging Company equity securities as collateral for margin or other similar loan transactions.

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Ownership Table.    The following table shows how many shares of common stock our current directors and nominees for director, our named executives, and all directors and executive officers as a group owned on February 27, 2015, and the number of shares they had the right to acquire within 60 days of that date, including RSRs and Performance Shares that vest within 60 days of that date. This table also shows, as of February 27, 2015, the number of common stock units credited to the accounts of our non-employee directors, named executives, and all directors and executive officers as a group under the terms of the applicable benefit and deferral plans available to them. None of our directors or executive officers, individually or as a group, beneficially own more than 1% of our outstanding common stock.

	Amount and Nature of Ownership (1)
Name	Common Stock Owned (2)(3)	Options Exercisable within 60 days of 2/27/15 (5)	Common Stock Units (6)(7)	Total (8)
Non-Employee Directors	(a)	(b)	(c)	(d)
John D. Baker II	38,139	22,570	58,754	119,463
Elaine L. Chao	150	—	16,891	17,041
John S. Chen	28,125	41,289	11,820	81,234
Lloyd H. Dean	33,940	38,374	16,361	88,675
Elizabeth A. Duke	1,076	—	—	1,076
Susan E. Engel	13,433	41,198	92,411	147,042
Enrique Hernandez, Jr.	14,700	44,442	68,779	127,921
Donald M. James	3,863	22,570	57,151	83,584
Cynthia H. Milligan	92,852	44,442	26,702	163,996
Federico F. Peña	16,282	—	—	16,282
James H. Quigley	150	—	5,407	5,557
Judith M. Runstad	73,850	44,442	28,049	146,341
Stephen W. Sanger	21,662	44,442	93,781	159,885
Susan G. Swenson	89,245	44,442	35,653	169,340
Suzanne M. Vautrinot	100	—	723	823
Named Executives
David M. Carroll	283,229	386,422	—	669,651
Avid Modjtabai	239,321	562,051	15,326	816,698
John R. Shrewsberry	114,925	367,247	21,563	503,735
Timothy J. Sloan	378,373	1,369,168	38,780	1,786,321
John G. Stumpf*	1,333,711	3,871,413	75,792	5,280,916
Carrie L. Tolstedt	529,273	2,569,095	31,541	3,129,909
All directors and executive officers as a group (28 persons) (4)	4,482,554	12,072,323	788,523	17,343,400
*	Mr. Stumpf also serves as a director.

(1)	Unless otherwise stated in the footnotes below, each of the named individuals and each member of the group have sole voting and investment power for the applicable shares of common stock shown in the table.

(2)	The amounts shown for executive officers include shares of common stock allocated to the account of each executive officer under one or both of the Company’s 401(k) and Stock Purchase Plans as of February 27, 2015.

(3)	For the following directors, named executives, and for all directors and executive officers as a group, the share amounts shown in column (a) of the table include certain shares over which they may have shared voting and investment power:

•

John D. Baker II, 5,275 shares held in a trust of which he is a co-trustee and a partnership in which he is a partner; also includes 332 shares held for the benefit of family members as to which he disclaims beneficial ownership;

•	David M. Carroll, 280,936 shares held in a trust of which he is a co-trustee;

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•	John S. Chen, 4,000 shares held in a trust of which he is a co-trustee;
•	Lloyd H. Dean, 1,122 shares held in a trust of which he is co-trustee;
•	Enrique Hernandez, Jr., 14,700 shares held in a trust of which he is a co-trustee;
•	Cynthia H. Milligan, 8,075 shares held by spouse, and 1,061 shares held by spouse in an IRA account;
•	Federico F. Peña, 16,282 shares held in a trust;
•	Judith M. Runstad, 40,000 shares held by spouse;
•	Stephen W. Sanger, 18,099 shares held in trusts of which he is a co-trustee;
•	John R. Shrewsberry, 108,581 shares held in a trust of which he is a co-trustee;
•	Timothy J. Sloan, 377,950 shares held in a trust of which he is a co-trustee;
•	John G. Stumpf, 777,313 shares held in trusts of which he is a co-trustee, and 5,353 shares held by spouse in an IRA account;
•	Carrie L. Tolstedt, 512,180 shares held in a trust of which she is a co-trustee;
•	Suzanne M. Vautrinot, 100 shares held in a trust; and
•	All directors and executive officers as a group, 3,120,057 shares.

(4)

One of our executive officers also owns 8,000 Depositary Shares, each representing a 1/1000th interest in a share of Non-Cumulative Perpetual Class A Preferred Stock, Series N, and which represents less than 1% of the outstanding shares of that series of preferred stock.

(5)	Includes the following number of RSRs and 2012 Performance Shares (including whole share dividend equivalents credited as of February 27, 2015) that will vest within 60 days of February 27, 2015: Mr. Stumpf—25,007 RSRs and 646,406 Performance Shares; Mr. Shrewsberry—77,663 RSRs and 107,734 Performance Shares; Mr. Carroll—4,402 RSRs and 284,419 Performance Shares; Ms. Modjtabai—4,402 RSRs and 284,419 Performance Shares; Mr. Sloan—78,249 RSRs and 284,419 Performance Shares; and Ms. Tolstedt—4,528 RSRs and 284,419 Performance Shares; and all executive officers as a group—397,826 RSRs and 2,645,957 Performance Shares.

(6)	For executive officers, includes the following whole common stock units credited to their accounts as of February 27, 2015 under the terms of the Supplemental 401(k) Plan and/or Deferred Compensation Plan, which amounts will be paid only in shares of common stock:

Name	Supplemental 401(k) Plan	Deferred Compensation Plan
David M. Carroll	—	—
Avid Modjtabai	15,108	218
John R. Shrewsberry	10,315	11,248
Timothy J. Sloan	38,780	—
John G. Stumpf	75,792	—
Carrie L. Tolstedt	31,541	—
All executive officers as a group	263,706	12,335

(7)	For non-employee directors, includes common stock units credited to their accounts pursuant to deferrals made under the terms of the Directors Plan and predecessor director compensation and deferral plans. All of these units, which are credited to individual accounts in each director’s name, will be paid in shares of our common stock except for 23,580 shares in the aggregate, which will be paid in cash.

(8)	Total does not include the following RSRs and/or target number of Performance Shares (including dividend equivalents credited on that target number as of February 27, 2015) granted under the Company’s LTICP that were not vested as of February 27, 2015, or expected to vest within 60 days after February 27, 2015. Upon vesting, each RSR and Performance Share will convert to one share of common stock. Performance Share amounts are subject to increase or decrease depending upon the Company’s satisfaction of performance goals. See also the Outstanding Equity Awards at Fiscal Year-End table.

Name	RSRs	Performance Shares
David M. Carroll	26,527	379,213
Avid Modjtabai	25,925	379,213
John R. Shrewsberry	68,321	245,870
Timothy J. Sloan	38,157	397,274
John G. Stumpf	42,404	861,849
Carrie L. Tolstedt	25,842	379,213
All executive officers as a group	357,645	3,772,206

34            Wells Fargo & Company 2015 Proxy Statement

Principal Stockholders

The following table contains information regarding the only persons and groups we know of that beneficially owned more than 5% of our common stock as of December 31, 2014.

Name and Address of Beneficial Owner (1)(2)(3)	Amount and Nature of Beneficial Ownership of Common Stock (1)(2)(3)	Percent of Common Stock Owned
(a)	(b)	(c)
Warren E. Buffett Berkshire Hathaway Inc. 3555 Farnam Street Omaha, Nebraska 68131	490,010,323	9.5%
BlackRock, Inc. 55 East 52nd Street New York, New York 10022	289,529,831	5.6%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	268,721,371	5.2%
(1)	Based on a Schedule 13G/A filed on February 14, 2014 with the SEC by Berkshire Hathaway Inc., a diversified holding company which Mr. Buffett may be deemed to control. Mr. Buffett and Berkshire Hathaway share voting and dispositive power over 487,770,323 reported shares, which include shares beneficially owned by certain subsidiaries of Berkshire Hathaway. Mr. Buffett reports sole voting and dispositive power over 2,240,000 of the shares.

(2)	Based on a Schedule 13G/A filed on February 9, 2015 with the SEC by BlackRock, Inc. on behalf of itself and certain of its subsidiaries. Each of BlackRock and its subsidiaries has sole voting power over 242,221,326 and shared voting power over 54,405 of the shares. Each of BlackRock and its subsidiaries has sole dispositive power over 289,475,426 and shared dispositive power over 54,405 of the shares.

(3)	Based on a Schedule 13G filed on February 10, 2015 with the SEC by The Vanguard Group, Inc., on behalf of itself and certain of its subsidiaries. The Vanguard Group has sole voting power over 8,228,165 of the shares, sole dispositive power over 260,957,480 of the shares and shared dispositive power over 7,763,891 of the shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and related regulations require our directors, executive officers, and anyone holding more than 10% of our common stock to report their initial ownership of our common stock and any changes in that ownership to the SEC and the NYSE. We are required to disclose in this proxy statement the failure to file these reports by any reporting person when due. We assist our directors and executive officers in complying with these requirements. All reporting persons of the Company satisfied these filing requirements during 2014. In making these disclosures, we are relying on written representations of each reporting person and copies of the reports filed with the SEC.

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ITEM 2 — EXECUTIVE COMPENSATION AND ADVISORY RESOLUTION

TO APPROVE EXECUTIVE COMPENSATION (SAY ON PAY)

Advisory Resolution to Approve Executive Compensation (Say on Pay)

As provided by the Dodd-Frank Act and SEC rules, we provide our stockholders with an advisory vote to approve the compensation of our executive officers, or “say on pay”. Based on the preference expressed by stockholders at the 2011 annual stockholders’ meeting, the Board has determined to have an annual advisory vote on executive compensation until the next advisory vote on the frequency of our advisory say on pay vote is held. The next advisory vote on executive compensation will occur at our 2016 annual meeting unless our Board determines otherwise.

We are asking our stockholders to approve an advisory resolution regarding compensation paid to named executives as described in the CD&A, the compensation tables and related disclosures. This item gives our stockholders the opportunity to express their views on our 2014 compensation decisions and policies for our named executives as discussed in this proxy statement. Although the say on pay vote is advisory and not binding on our Board, the HRC will take the outcome of the vote into consideration when making future executive compensation decisions. We describe in our CD&A and related compensation tables our 2014 compensation principles, governance and decisions for the named executives.

Highlights include:

•	Our four compensation principles continued to guide the HRC in making its pay decisions for our named executive officers:

1.	Pay for Performance
2.	Foster Risk Management Culture
3.	Attract and Retain Top Executive Talent
4.	Encourage Creation of Long-Term Stockholder Value

•

For 2014, the HRC maintained the relative balance between base salary and annual incentive award opportunity for each of our named executive officers to reduce undue focus on short-term financial performance at the risk of the Company’s long-term interests.

•

The HRC also maintained the high proportion of total pay in long-term performance-based equity compensation to align management and stockholder interests in increasing stockholder value over the long-term.

•	The HRC continued to enhance our strong compensation risk-management practices to discourage imprudent short-term risk taking by requiring executives to bear the long-term risk of their activities.

Voting and Effect of Vote

We are requesting your non-binding, advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related material disclosed in this proxy statement, is hereby APPROVED.

You will vote FOR, AGAINST or ABSTAIN on this Item 2. Because your vote is advisory, it will not be binding on the Company, the Board or the HRC and will not overrule any decision by the Board or require the Board to take any action. However, the Board values our stockholders’ views on executive compensation matters and will consider the outcome of this vote when deliberating future executive compensation decisions for named executives.

36            Wells Fargo & Company 2015 Proxy Statement

Board Recommendation

As noted in the CD&A, the HRC believes its 2014 compensation decisions were consistent with our compensation principles, they will benefit stockholders for short-term and long-term Company performance, and the compensation paid to the named executives for 2014 was reasonable and appropriate.

The Board recommends that you vote FOR the advisory resolution to approve the compensation paid to the Company’s named executives, as disclosed in this proxy statement in the CD&A, the compensation tables and any related material (Item 2 on the proxy card).

Compensation Committee Report

In its capacity as the compensation committee of the Board, the HRC has reviewed and discussed with management the CD&A below. Based on this review and these discussions, the HRC has recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Members of the Human Resources Committee:

Lloyd H. Dean, Chair John S. Chen Susan E. Engel	Donald M. James Stephen W. Sanger

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Compensation Discussion and Analysis

Our Compensation Discussion and Analysis, or CD&A, describes our executive compensation philosophy and the 2014 compensation decisions for our executive officers named in our Summary Compensation Table.

2014 Performance and Compensation Overview

2014 Company Performance Highlights. We enjoyed another year of strong financial performance. We continued to benefit from our diversified business model, with record net income and earnings per share. We grew both loans and deposits and maintained solid customer relationships across our Company during 2014. Our credit performance continued to be strong, with credit losses and nonperforming assets decreasing significantly. We continued to maintain a strong capital position while returning more of it to our stockholders through higher dividends and additional share repurchases. Highlights of our 2014 performance include:

Company Performance Highlights

•      Record net income of $23.1 billion, up 5% from 2013

•      Record diluted earnings per share of $4.10, up 5% from 2013

•      Revenue of $84.3 billion, compared with $83.8 billion for 2013

•      Return on assets of 1.45%, compared with 1.51% for 2013

•      Return on equity of 13.41%, compared with 13.87% for 2013

•      Returned $12.5 billion to stockholders through dividends and net share repurchases, up from $7.2 billion in 2013

•      Tier 1 capital ratio of 12.45% under Basel III (General Approach), up from 12.33% at year-end 2013

•      Efficiency ratio of 58.1%, compared with 58.3% for 2013

•      Loans of $862.6 billion, up $40.3 billion from year-end 2013

•      Deposits of $1,168.3 billion, up $89.1 billion from year-end 2013

•      Credit losses down 35% from 2013, and nonaccrual loans down 18% from year-end 2013

2014 Compensation Highlights. In deciding 2014 named executive compensation, the HRC continued to be guided by four compensation principles that have historically governed its pay decisions for named executives:

1.	Pay for Performance – Link compensation to Company, business line and individual performance so that superior performance results in higher compensation and inferior performance results in lower compensation

2.	Foster Risk Management Culture – Structure compensation to promote a culture of risk management consistent with the Company’s Vision and Values and that discourages imprudent risk-taking

3.	Attract and Retain Top Executive Talent – Offer competitive pay to attract, motivate and retain industry executives with the skills and experience to drive superior long-term Company performance

4.	Encourage Creation of Long-Term Stockholder Value – Use performance-based long-term stock awards with meaningful and lasting share retention requirements to encourage sustained stockholder value creation

The HRC maintained the overarching compensation structure for our named executives, including the relative balance between annual fixed compensation and annual variable “at-risk” compensation. The HRC also continued to weight long-term over annual compensation, and equity over cash compensation. Within this framework, the HRC awarded the following primary elements of compensation for 2014: base salary, annual incentive, and long-term equity-based incentive.

2014 Compensation Decisions.    During 2014, consistent with our compensation principles and the compensation structure described above, the HRC made the following compensation decisions which are reflected in the chart below and discussed in more detail in this CD&A:

•	Paid a portion of annual incentives in Restricted Share Rights (RSRs) that vest over three years;

38            Wells Fargo & Company 2015 Proxy Statement

•

Awarded long-term equity compensation primarily in the form of Performance Shares in February 2014 that “cliff” vest at the end of three years based on Company Return on Realized Common Equity (RORCE) performance during that period;

•	Granted in July 2014 long-term RSR awards that vest over four years to our named executives other than our CEO;

–	The HRC granted the RSRs following senior executive organizational changes, including Timothy J. Sloan becoming head of Wholesale Banking and John R. Shrewsberry succeeding him as our Company’s CFO, and after evaluating the compensation of our Company’s senior executives, their contributions to the Company’s strong performance, and the importance to our Company of their continued strong and effective leadership, as well as the additional responsibilities assumed by Mr. Sloan, Mr. Shrewsberry, and other senior executives as a result of the organizational changes;

–	Consistent with the Company’s compensation principles to pay for performance, attract, retain and motivate top executive talent, and encourage the creation of long-term stockholder value, the HRC granted the RSRs as part of an overall, balanced mix of competitive pay and to provide an incentive for those executives to continue to provide valuable leadership and services to the Company;

•

Increased the 2014 base salary for Mr. Shrewsberry to $1,700,000, effective July 27, 2014, and determined that his total compensation would be consistent with the overarching compensation structure for the Company’s named executives, including an annual incentive opportunity which is capped at one times base salary; and

•	Increased the 2014 base salary for Mr. Sloan from $1,700,000 to $2,000,000, effective July 27, 2014, based on his additional responsibilities.

The table below shows the 2014 compensation decisions made by the HRC for each named executive, including for Messrs. Shrewsberry and Sloan their increased annual base salary rate effective July 27, 2014. The table is not a substitute for, and should be read together with the Summary Compensation Table on page 56 which presents 2014 named executive compensation paid, accrued or awarded for 2014 in accordance with SEC disclosure rules and includes additional compensation elements and other important information.

Named Executive	Base Salary Rate ($)		Annual Incentive Award ($)(1)	Long-Term Equity Incentives		Total ($)
				Performance Share Award ($)(2)	RSR Award ($)(3)
John G. Stumpf Chairman, President and CEO	2,800,000		4,000,000	12,500,000	–	19,300,000
John R. Shrewsberry Senior Executive Vice President and CFO	1,700,000	(4)	1,600,000	2,800,000	2,000,000	8,100,000	(4)
Timothy J. Sloan Senior Executive Vice President (Wholesale Banking) and former CFO during part of 2014	2,000,000	(4)	1,600,000	5,500,000	1,500,000	10,600,000	(4)
David M. Carroll Senior Executive Vice President (Wealth, Brokerage and Retirement)	1,700,000		1,400,000	5,500,000	1,000,000	9,600,000
Avid Modjtabai Senior Executive Vice President (Consumer Lending)	1,700,000		1,300,000	5,500,000	1,000,000	9,500,000
Carrie L. Tolstedt Senior Executive Vice President (Community Banking)	1,700,000		1,300,000	5,500,000	1,000,000	9,500,000
(1)	One-third of the annual incentive award amount over $1 million was paid in RSRs that vest over three years. See pp. 48-49.
(2)	Dollar value of 2014 Performance Shares at “target.” Actual pay delivered or realized for Performance Shares will be determined in the first quarter of 2017 and may range from zero to 150% of the target shares, or zero to 125% of the target shares in the case of Mr. Shrewsberry whose grant was made prior to his becoming an executive officer, depending on Company performance. See pp. 51-53.
(3)	Dollar value of July 2014 RSR grants vesting over 4 years beginning on the first anniversary of the grant date. See p. 53.
(4)	Reflects current base salary rate based on increases approved by the HRC in July 2014. See p. 48 as well as the Summary Compensation Table on p. 56 which reports actual salary amounts earned for 2014.

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Consistent with our pay for performance philosophy and as reflected in the table below, the compensation structure and decisions for our CEO and other named executive officers emphasize variable compensation which is determined based on Company, line of business and individual performance. In addition, the Company’s executive compensation program provides a high proportion of pay (including part of annual incentives) for our named executives in the form of long-term equity awards subject to performance conditions which further align our named executives’ and our stockholders’ interests in increasing stockholder value over the long-term. Our long-term equity awards are granted primarily in the form of Performance Shares that vest based on achievement of three-year RORCE performance criteria. Percentages below are based on the total in the 2014 Compensation Decisions table above.

	Emphasis on Variable Over Fixed Pay		High Proportion of Pay in Equity
	Fixed (Base Salary)	Variable “At-Risk” (Annual Incentive and LTI)	Cash	Equity(1)
CEO	15%	85%	30%	70%
Other NEO Average	19%	81%	32%	68%

(1)	Includes Performance Shares that vest subject to RORCE performance criteria over a three-year performance period, RSRs granted as a portion of annual incentive award that vest over three years, and RSRs granted in July 2014 to named executives, other than our CEO, that vest over four years.

The following table illustrates how our compensation principles were reflected in the HRC’s 2014 compensation decisions:

	Pay for Performance	Risk Management	Attract and Retain Top Executive Talent	Encourage Creation of Long-Term Stockholder Value
Mix of Base Salary and Annual Incentive Opportunity	✓	✓	✓	✓
High Proportion of Long-Term Compensation—At-Risk in Total Mix of Compensation	✓	✓	✓	✓
Granted Primarily Performance Share Awards for Long-Term Compensation	✓	✓	✓	✓
Performance-Based Total Compensation Mix	✓	✓	✓	✓
Compensation-Related Risk Management Policies		✓		✓

Impact of Prior Say on Pay Votes on Compensation Decisions and Feedback from Our Investor Outreach Program

At the Company’s 2014 annual meeting, our stockholders approved the advisory resolution on the 2013 compensation of our named executives by 96.8% of the votes cast. The Company, Board and HRC pay careful attention to communications received from our stockholders on executive compensation matters, including the say on pay vote. During 2014, the HRC considered feedback received from our major stockholders on our executive compensation program and disclosures through our investor outreach program and the approval by our stockholders of our say on pay resolution in 2014. That feedback was reflected in the decision to continue to maintain the overarching framework and balance for our named executives’ compensation for 2014, but not for specific pay-level decisions.

40            Wells Fargo & Company 2015 Proxy Statement

2014 Compensation Governance Highlights.    In making 2014 named executive compensation decisions, the HRC:

Maintained the relative balance between base salary and annual incentive award opportunity to reduce undue focus on short-term financial performance at the risk of the Company’s long-term interests

–     Capped annual incentive opportunities for the named executives other than the CEO, including for Mr. Shrewsberry following his transition to the role of CFO during 2014, at one times base salary

–     Determined that the benefits to the Company and stockholders of achieving the appropriate compensation balance outweighed the non-deductibility of salaries and RSR awards granted in July 2014 in excess of IRC Section 162(m) limits

Maintained a high proportion of total pay in long-term performance-based equity compensation to align management and stockholder interests in increasing stockholder value over the long-term

–     Granted long-term equity compensation in Performance Shares that vest based on achievement of three-year RORCE performance criteria (equal to or above a specified threshold performance) relative to peers

■      Three-year vesting period aligns compensation to long-term risk, future performance, and strong risk management practices

■      Three-year RORCE performance metric for 2014 Performance Share awards was chosen as a measure that focuses on long-term stockholder value creation

■      The RORCE performance criteria will be evaluated on both an absolute and relative basis to focus our named executives on managing performance on an absolute basis while balancing risk and removing compensation incentive for executives to take excessive risk to achieve higher returns relative to our peers

–     Continued to include a second, absolute performance trigger that reduces the target number of Performance Shares by one-third for each year in the three-year performance period the Company incurs a Net Operating Loss (see p. 51)

–     Following senior executive organizational changes during 2014, granted RSR awards in July 2014 that vest over four years to our named executives, other than our CEO, as part of an overall, balanced mix of competitive pay and to provide an incentive for those executives to continue to provide valuable leadership and services to the Company

–     To keep equity compensation “at risk” following retirement, provided for payment over time and subject to performance conditions

Continued enhancements to strong compensation risk management practices to discourage imprudent short-term risk taking by requiring executives to bear the long-term risk of their activities

–     Paid a portion of 2014 annual incentive awards in RSRs that vest over three years and are subject to the HRC’s full discretion to cancel all or a portion of these awards upon the occurrence of specified performance-based vesting conditions

–     Evaluated the individual performance of named executives based on their focus on appropriate risk management practices to maintain individual accountability for risk outcomes

–     Maintained the following strong compensation governance practices:

■      Strong recoupment policies for recovery of previously awarded incentive compensation if the payments were based on materially inaccurate financial information or performance criteria

■      Robust stock ownership requirement through one year after retirement

■      Prohibition on hedging and speculative trading in Company stock

–     Prohibited our directors and executive officers from pledging Wells Fargo equity securities in connection with a margin loan or similar transaction under the Company’s new pledging policy adopted in 2014

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Compensation Elements

The Company’s executive compensation program provides a mix of direct cash and equity compensation and participation in Company-sponsored plans that are generally available to other employees. The HRC determines the appropriate mix of direct compensation in its discretion guided by the Company’s compensation principles. For 2014, the elements of direct compensation included base salary, annual incentive (a portion of which was paid in RSRs vesting over three years), and long-term equity incentives in the form of Performance Shares and RSRs vesting over four years.

Pay Element	Description/Objectives	Performance Criteria	Vesting Period
Annual Compensation
Base Salary	• Paid in cash • Reflects the executive’s experience and level of responsibility • Decreased focus on short-term risk-taking outweighs limits on tax-deductibility	• Amount reviewed annually by HRC and subject to adjustment based on changes in responsibilities or competitive market conditions	N/A
Annual Incentive Award

•   Typically paid in cash or a combination of cash and stock with a portion subject to vesting over time

•   Together with base salary and long-term compensation, intended to be competitive with total compensation for comparable positions and performance at peers

•   Award decision based on Company, business line and individual performance

•   HRC determines final award

		• Award opportunity and structure reviewed annually by HRC • Performance criteria established annually by the HRC	• Payout determined and awarded after end of fiscal year • Portion typically vests over three years
Long-Term Compensation
Performance Shares

•   Convert 1-for-1 into shares of common stock

•   Align management and stockholder interests

•   Emphasize performance-based culture

•   Include dividend equivalents subject to same vesting conditions

•   Strong retention tool

•   HRC determines performance criteria

•   2014 grants tied to Company’s RORCE ranking compared with peer group subject to absolute performance levels

•   2014 grants may vest from zero to 150% of target shares

•   2014 target shares adjusted downward by 1/3 for each year the Company incurs a Net Operating Loss and are subject to performance-based vesting conditions

• Typically at end of 3-year measurement period • Failure to achieve performance targets will reduce award to zero
RSRs	• Convert 1-for-1 into shares of common stock • Align management and stockholder interests • Include dividend equivalents subject to same vesting conditions • Strong retention tool	• HRC determines vesting criteria; typically time-based and subject to performance-based vesting conditions	• Typically vest over 3 to 5 years
Stock Options (not granted to named executives since 2009)	• Ten-year term • Exercise price set at closing stock price on date of grant	• Share price appreciation	• Typically ratably over 3 years
Plans and Programs
Deferred Compensation	• Voluntary • Provides financial planning opportunity • Market returns only for Company-originated plans	N/A	• Compensation deferred into accounts earning a return based on investment options similar to 401(k) Plan • Executive selects the time of payout
Benefit Programs

•   Company 401(k) Plan with Company match

•   Company Cash Balance Plan (frozen for future contributions July 2009)

•   Company health insurance, life insurance and severance plans

•   Employees pay certain costs for health insurance and life insurance

•   No employment agreements, severance agreements, or golden parachute agreements

		• Available to all Company employees on the same terms	N/A
Perquisites	• De minimis	N/A	N/A

42            Wells Fargo & Company 2015 Proxy Statement

Compensation Program Governance

In making compensation decisions for named executives, the HRC operates within a governance structure that assists it in making compensation decisions guided by our compensation principles. The HRC applies its discretion in taking into account all aspects of our compensation framework when making its compensation decisions. Key components of this compensation governance framework, in addition to HRC discretion, include:

•	Company performance

•	Peer Group analysis, as to both compensation and financial performance

•	Business line performance

•	Individual performance

•	Independent compensation consultant advice

•	Risk management

Company Performance.    At the core of the HRC’s compensation governance is an analysis of the Company’s performance on an absolute basis and relative to peers, reflecting our compensation principles of paying for performance and encouraging the creation of long-term stockholder value. For the applicable fiscal year, the HRC determines threshold performance measures under our Performance Policy (part of the LTICP), at least one of which must be achieved for annual incentives to be paid to named executives. Failure to achieve a threshold performance goal eliminates any annual incentive pay for the named executives. Upon satisfaction of a threshold performance goal, each named executive may be awarded under the Performance Policy a maximum amount of incentive compensation of 0.2% (reduced in 2013 from 0.5%) of the Company’s net income, as adjusted for certain items, or such lesser amount as the HRC determines in its discretion. However, even if one or more threshold performance goals are satisfied, the Company may not pay annual incentive awards to named executives if the Company does not have positive net income. As described below in “—HRC Discretion,” the HRC retains discretion to adjust the actual incentive award downward to zero. In addition, the HRC evaluates the Company’s risk management performance in order to assess the quality of the Company’s financial performance. As part of that review, the HRC receives input from the Company’s Chief Risk Officer on the Company’s risk management performance. The HRC may also review other Company performance and risk measures in making its decisions on annual incentive compensation, including Company performance relative to the Financial Performance Peer Group.

Peer Group Analysis.    Reflecting our compensation principles of paying for performance and attracting and retaining top executive talent, the HRC uses Peer Group data to inform its decisions regarding the compensation of named executives. The HRC periodically reviews and may adjust the Peer Groups as part of its regular review of executive compensation pay and pay practices in connection with future compensation decisions. For 2014, the HRC continued to use two separate (although overlapping) Peer Groups: (1) the Financial Performance Peer Group, which is a subset of the KBW Bank Sector Index and consists of 11 financial services companies that best match the Company in scope, scale, business model/mix and geography and that the Company most directly competes with for financial capital and customers, and (2) the Labor Market Peer Group, which consists of 10 companies that the Company most directly competes with for executive talent.

The HRC used the Financial Performance Peer Group to:

•	compare the Company’s relative overall financial performance, including for consideration of annual incentive awards;

•	set and measure the Return on Realized Common Equity (RORCE) performance goal under the Performance Policy for purposes of Section 162(m) tax deductibility; and

•	set and measure the RORCE performance for vesting of long-term Performance Share awards.

The HRC used the Labor Market Peer Group to evaluate overall pay levels and compensation mix for named executives and to gauge the competitiveness of the Company’s pay practices.

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The members of the two Peer Groups are:

Financial Performance Peer Group	Labor Market Peer Group
Bank of America Corporation	American Express Company
BB&T Corporation	Bank of America Corporation
Capital One Corporation	The Bank of New York Mellon Corporation
Citigroup Inc.	Citigroup Inc.
Fifth Third Bancorp	The Goldman Sachs Group, Inc.
JPMorgan Chase & Co.	JPMorgan Chase & Co.
KeyCorp	Morgan Stanley
The PNC Financial Services Group, Inc.	The PNC Financial Services Group, Inc.
Regions Financial Corporation	State Street Corporation
SunTrust Banks, Inc.	U.S. Bancorp, Inc.
U.S. Bancorp, Inc.

Financial Performance Peer Group.    For 2014, the HRC compared the Company’s financial performance with the Financial Performance Peer Group based on a number of measures commonly used for analyzing financial services companies, including those relating to:

•	profitability, including earnings per share, revenue, net interest margin, efficiency ratio, operating leverage and pre-tax pre-provision income;

•	stockholder returns, including return on average common equity, RORCE, total stockholder return, price-earnings ratio and market capitalization;

•	balance sheet size and composition, including average total deposits, retail deposit market share, and average loans;

•	credit quality, including nonperforming assets ratios; and

•	capital ratios, including tier 1 capital ratio.

The HRC does not have a pre-established formula to determine which financial measures may be more or less important in evaluating the Company’s performance. In addition, then-current circumstances may impact the importance of some measures relative to others. For example, credit-related performance measures may be considered more relevant during times of economic stress than during other periods, revenue-related performance measures may be more relevant during times of economic growth, and productivity measures such as efficiency ratio, return on equity or return on assets may be more relevant during periods of slower economic growth. The HRC relies on the combined judgments of its members in evaluating the Company’s performance compared with the Financial Performance Peer Group. The HRC then makes its own judgment about the Company’s overall actual performance.

Labor Market Peer Group. In considering the 2014 compensation actions for named executives, as well as to track competitive pay levels and trends generally, the HRC reviewed compensation data for the Labor Market Peer Group. The Labor Market Peer Group companies provide the basis for our competitive compensation comparisons that the HRC considers in establishing the total compensation opportunities for our named executives.

Business Line Performance.    Each of Messrs. Carroll and Sloan and Mses. Modjtabai and Tolstedt has business line performance goals for the businesses they manage. Consideration of business line performance reflects all four of our compensation principles. In determining annual incentive awards for named executives with business line responsibilities, the HRC considers business line financial results for the applicable executive taking into account not only the business line’s performance and its contribution to the Company’s overall performance, but also the quality of those results (e.g., risks taken to achieve the results, both in terms of risk outcomes and forward-looking measures of risk) and the difficulty of achieving those results (e.g., economic, business and regulatory conditions). Success or failure at achieving strategic business line objectives, including business line financial results, is factored into the HRC’s executive compensation decisions for these business line leaders. However, the HRC does not base incentive compensation decisions for these named executives solely on business line performance; the HRC believes they must also have a significant stake in the Company’s overall performance to

44            Wells Fargo & Company 2015 Proxy Statement

encourage collaboration among business lines and as a check against unnecessary or excessive risk-taking at the individual business line level. Because of differences in organizational structure and external business segment reporting, our business lines rarely correspond perfectly to the business lines of Peer Group members. Therefore, the HRC does not compare business unit financial performance with the Financial Performance Peer Group. The HRC may consider the effects of acquisitions, divestitures, internal reorganizations or other changes in reporting relationships during the year. Although the HRC considers a business line’s financial results, achievement of specific business line performance goals may not be material in the context of the executive compensation decisions for these named executives. Business line performance goals nonetheless serve valuable additional purposes for the Company, including resource allocation and general strategic business direction.

Individual Performance.    The HRC considers the individual performance of the Company’s named executives, both as part of an annual assessment and in the Board’s year-round interactions with them. The HRC annually reviews the CEO’s achievement of individual qualitative objectives and the CEO’s assessment of each of our other named executives as part of overall executive compensation decision-making. These objectives include compliance with our policies on information security, regulatory compliance, risk management accountability and diversity and inclusion objectives, as well as objectives appropriate for each executive’s position and responsibilities. For qualitative performance objectives, including diversity and inclusion goals, the HRC exercises its judgment and discretion in assessing performance. For 2014, the HRC continued to evaluate the performance of each of our named executives based on their focus on appropriate risk management practices and outcomes. The HRC may adjust or eliminate incentive compensation awards, regardless of achieving applicable financial performance goals or individual qualitative objectives, if the HRC determines that a named executive has failed to comply with our Code of Ethics and Business Conduct or with our policies on information security, regulatory compliance, and risk management or does not meet qualitative individual performance goals related to diversity and inclusion. Consideration of individual performance reflects all four of our compensation principles.

Our CEO assists the HRC in evaluating individual performance for those executive officers who report to him. Our CEO also makes compensation recommendations to the HRC for these executives. The HRC makes its own determinations regarding our CEO’s individual performance and compensation with input from non-management members of the Board who ratify and approve the CEO’s compensation.

Independent Compensation Consultant Advice.    To establish a framework for evaluating the competitiveness of 2014 compensation for our named executives, the HRC reviewed data compiled by Cook & Co., the HRC’s independent compensation consultant. This data included annual salary, annual incentive, long-term equity, and total compensation amounts for Labor Market Peer Group named executive officers. This compensation data was ranked within the Labor Market Peer Group by the aggregate amount of base salary, annual target and actual incentive awards, plus the annualized grant date value of long-term cash and equity compensation. The HRC also reviewed Cook & Co.’s calculations (excluding the Company) of the bottom quartile, average, median, and top-quartile amounts for each of these pay components as well as for total compensation. The HRC used this compensation information, together with any reported changes in Labor Market Peer Group compensation, to help develop a framework for evaluating the competitiveness of 2014 compensation for our named executives. The HRC’s use of the independent compensation consultant reflects the compensation principles of attracting and retaining highly qualified individuals with competitive compensation and paying for performance.

Cook & Co. also advises the HRC on the appropriateness of the Company’s executive pay philosophy and compensation principles, Peer Group selection and general executive compensation program design. Cook & Co. is retained by the HRC and does no other work for the Company or management other than to provide consulting services to the GNC and Board that are directly related to executive and non-employee director compensation.

Risk Management.    The HRC’s compensation governance framework also includes assessments of risks inherent in executive compensation practices, including the interplay between risk-taking and executive compensation. These risk management assessments involve a number of senior executives from the Company’s risk management, human resources, legal, and compliance functions. The Company has taken specific actions as a result of continued risk management assessments to strengthen the governance of executive compensation practices, including:

•

reducing the risks of focusing too greatly on short-term performance for named executives’ compensation by reducing target and maximum annual incentive opportunities in relation to salaries and increasing the emphasis on performance-based long-term incentives in total compensation;

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•

awarding a portion of the annual incentive in equity with a three-year vesting period and that is subject to forfeiture or cancellation at the discretion of the HRC upon the occurrence of specified performance-based vesting conditions;

•	continuing to review and further strengthen compensation recoupment (i.e., “clawback”) policies;

•	adopting in 2014 a policy which prohibits executive officers from pledging Company equity securities in connection with a margin or other similar loan;

•	maintaining the holding requirement for stock compensation until one year after retirement;

•	keeping equity compensation “at risk” by paying over time into retirement instead of paying immediately upon retirement;

•

granting long-term incentive compensation primarily in Performance Shares where the pay realized depends on the Company’s relative RORCE performance rather than granting time-vested stock options or RSRs;

•	maintaining the enhanced design of Performance Share awards to balance risk by:

–	requiring a threshold level of absolute performance in addition to performance relative to our Financial Performance Peer Group to focus our named executives on managing performance on an absolute basis consistent with our compensation principle of paying for performance;

–	setting a prudent level of maximum performance achievement on an absolute basis for the awards to vest at maximum to reduce the risks of executives taking excessive risk to achieve higher returns;

•	including a second performance trigger in Performance Share awards beginning in 2012 to reduce the target number if the Company incurs a Net Operating Loss;

•

including performance-based vesting conditions in RSR awards and Performance Share awards that give the HRC full discretion to cancel all or a portion of these awards if, among other things, the Company experiences a significant downturn in financial performance, material failure of risk management or our executives engage in misconduct or commit a material error that causes or might reasonably be expected to cause significant financial or reputational harm to the Company or the executive’s business group;

•

eliminating during 2013 the LTICP provision that would have accelerated vesting and payment of all options, stock appreciation rights (SARs), restricted stock, RSRs and performance awards upon a change in control, unless the Board or HRC takes contrary action prior to that type of event;

•	evaluating the performance of our named executives’ based on their focus on appropriate risk management practices to maintain individual accountability for risk outcomes; and

•	reviewing the Company’s incentive and commission-based compensation practices below the executive level with the HRC as part of the Board’s responsibility for oversight of compensation practices.

See also “Corporate Governance—Risk Management and Compensation Practices.”

The ongoing evaluation and enhancement of our compensation-related risk management practices reflects the compensation principles of risk management, aligning management interests with stockholders’ interests and paying for performance.

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Clawback and Recoupment Policies.    Wells Fargo has strong recoupment and clawback policies in place designed so that incentive compensation awards to our named executives encourage the creation of long-term, sustainable performance, while at the same time discourage our executives from taking imprudent or excessive risks that would impact the Company’s performance. The Company has multiple recoupment or clawback policies in place that are applicable to our executive officers.

Provision	Scope of Clawback or Recoupment Requirement
Clawback Provisions included in All Equity-Based Awards	Under Wells Fargo’s award agreements, equity-based compensation grants to our team members since 2009 have been subject to any recoupment or clawback policy or requirement from time to time maintained by Wells Fargo or required by law. The LTICP specifically provides that awards are subject to any Company recoupment policy.
Unearned Compensation Recoupment Policy	Our Unearned Compensation Recoupment Policy adopted in 2006 allows for clawback of any bonus or incentive compensation paid or awarded to our executive officers in the event of misconduct by the executive that contributes to the Company having to restate all or a significant portion of its financial statements.
Extended Clawback Policy	In 2009, the Company also adopted an additional clawback policy applicable to our named executive officers and certain other highly compensation employees requiring recoupment or clawback of previously awarded incentive compensation if the payments were based on materially inaccurate financial information, whether or not the executive was responsible. The Company extended this policy in 2010 to cover all of its executive officers and has maintained this clawback policy in support of our compensation principles and incentive compensation risk management practices.
Performance-Based Vesting Conditions	RSR awards granted as part of annual incentives (beginning in 2012) and Performance Share awards granted to our named executives (beginning in 2013) included a provision that gives the HRC full discretion to cancel all or a portion of these awards based on specified performance-based vesting conditions (for example, if the executive took imprudent risk either intentionally, out of negligence or improperly as discussed in more detail below).

If the Board or HRC determines to clawback or recoup compensation following a determination that a senior executive has engaged in misconduct, including in a supervisory capacity, that results in significant financial or reputational harm to the Company or in a material financial restatement, the Board or HRC will determine whether and to what extent public disclosure of information regarding such clawback or recoupment, including the amount of compensation and the executive(s) impacted, is appropriate, subject to applicable legal and contractual restrictions, including privacy laws.

HRC Discretion.    The final element in our compensation governance framework is the HRC’s exercise of business judgment and discretion to make compensation decisions for our named executives after taking into account all other aspects of our framework. There are certain situations where the HRC has no discretion to award incentive compensation; for example, if a performance goal required for payment of incentive compensation under our Performance Policy is not met. However, if a threshold performance goal under our Performance Policy is satisfied, the HRC has discretion to decline to make awards or to decrease the maximum amount of an award under the Performance Policy, if in the exercise of its business judgment the HRC determines it to be in the best interests of stockholders. The HRC also has discretion to pay some or all of annual incentive awards in stock instead of cash and/or to provide for vesting and payment of the awards over time.

The HRC believes that compensation opportunities and its compensation decisions should reflect Company, business line and individual performance, and that our compensation governance framework provides a reliable and structured approach for making pay decisions. The HRC also believes that use of rigid formulas may not always provide the best results for stockholders; therefore, it takes into account all of the factors in our framework when making its compensation decisions. As a result, the HRC uses its discretion to make award decisions for our named executives. For example, the HRC may use its discretion to make an award to a named executive even if the executive’s business line has not achieved its financial performance goals, if the Company overall has performed at superior levels and the HRC determines an award is appropriate based on its evaluation of individual and other performance factors. Conversely, the HRC may use its discretion to reduce an incentive award to a named executive whose business line has underperformed on its objectives, despite the Company’s overall performance or where a named executive has underperformed on individual performance objectives, including diversity and inclusion goals or risk management, despite the Company’s or business line performance. In determining incentive awards, the HRC may also consider changes in economic conditions or other relevant factors during the fiscal year that may have affected Company or business line performance.

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2014 Compensation Decisions for Named Executives

The HRC took the compensation actions described below for the named executives in 2014. The HRC’s decision-making was conducted within the compensation governance framework described above.

2014 Annual Base Salaries.    The HRC recalibrated executive officer base salaries and target and maximum payouts for annual incentive compensation in early 2010 as a result of its re-evaluation of the appropriate compensation structure for the Company’s executive officers. In setting base salaries at higher than pre-financial crisis levels and reducing target and maximum annual incentive compensation opportunities from pre-financial crisis levels, the HRC sought to achieve a better balance between fixed and variable annual compensation to reduce the focus on short-term performance and the potential related risks. The base salaries for the named executives are paid entirely in cash.

Based on his additional responsibilities and to be consistent with the compensation structure for the Company’s other executive officers, the HRC increased the 2014 base salary for Mr. Shrewsberry to $1,700,000, effective July 27, 2014, and determined that his total compensation would be consistent with the overarching compensation structure for the Company’s named executives, including an annual incentive opportunity which is capped at one times base salary. In addition, the Committee increased the 2014 base salary for Mr. Sloan from $1,700,000 to $2,000,000, effective July 27, 2014, based on his additional responsibilities. No changes were made to other named executives’ base salaries during 2014.

2014 Annual Incentive Compensation.    In accordance with Section 162(m) and the Performance Policy, the HRC established two alternative Performance Policy goals as a precondition to any 2014 annual incentive awards:

Corporate Financial Objectives Under Performance Policy
(1) EPS of at least $3.00 or (2) RORCE of at least the median of the Financial Performance Peer Group

The Company’s actual results exceeded both of these Performance Policy goals for 2014 with EPS of $4.10 and RORCE of 13.7%, which is above the median RORCE in the Financial Performance Peer Group (9.2%). As a result, the 2014 annual incentive awards paid to the named executives are expected to be deductible under Section 162(m). In addition, satisfaction of the Performance Policy goals gave the HRC the authority under the Performance Policy to award maximum 2014 incentive compensation of up to $46.1 million for each named executive (i.e., based on 0.2% of the Company’s 2014 net income of $23.1 billion), or such lesser amount as the HRC in its discretion determines.

In considering annual incentive compensation for the named executives and in exercising its discretion to pay less than the maximum permitted by the Performance Policy, the HRC established target and maximum incentive award opportunities of 50% and 100% of base salary, respectively, for the named executives other than Mr. Stumpf. The HRC did not establish a pre-determined target and maximum opportunity for Mr. Stumpf to retain greater discretion in determining his annual incentive award. The HRC established qualitative performance objectives for Mr. Stumpf regarding strategic leadership, financial discipline, risk management and culture, talent development, succession planning, and his role in driving and leading our efforts to build and sustain a diverse and inclusive culture, articulating the Company’s culture and Vision and Values to stakeholders and offering national leadership on relevant Company and industry issues.

In determining 2014 annual incentive awards for the named executives, the HRC considered information pertaining to the factors described above under “Compensation Program Governance.” Other than achievement of one of the alternative Performance Policy goals, no single factor was considered to be more important than others in the HRC’s decision-making process. In addition, although the HRC reviewed compensation data for similarly situated executives in the Labor Market Peer Group to assess the competitiveness of the Company’s overall pay and compensation mix, it did not make a separate preliminary determination of an annual incentive award amount and then adjust it to reflect the Labor Market Peer Group data.

The HRC determined to pay 2014 annual incentive awards to the named executives in the following manner consistent with the approach taken for 2013 and 2012:

•	for the portion of the award amount up to $1 million, all cash; and

•	for the portion of the award amount over $1 million, 2/3 in cash and 1/3 in RSRs that vest ratably over three years.

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For example, an incentive award of $1.6 million would be paid in the form of $1.4 million in cash and $200,000 in RSRs (i.e., 1/3 of the amount over $1 million).

The HRC structured the payments in this manner to properly balance growth initiatives and appropriate risk-taking, and to be consistent with the Company’s increased emphasis on long-term incentives as opposed to short-term cash payouts. The HRC also believes the payment of a portion of the annual incentive in the form of an RSR award that vests over time helps mitigate risks inherent in annual incentive compensation.

Stumpf.    In making the 2014 annual incentive compensation award determination for Mr. Stumpf, the HRC considered, among other factors, the following:

•	the Company’s record 2014 net income of $23.1 billion, record diluted EPS of $4.10, and RORCE of 13.7%;

•

the Company’s relative performance compared with the Financial Performance Peer Group in the financial metrics discussed above under “—Compensation Program Governance—Peer Group Analysis—Financial Performance Peer Group;”

•	the Company’s relative performance compared with the Financial Performance Peer Group in

–	1-, 3-, and 5-year return on average common equity (ROE),

–	1-, 3-, and 5-year RORCE, and

–	1-, 3-, and 5-year total stockholder return;

•	the Company’s success in attaining strategic corporate objectives, including

–	focusing on our customers by creating exceptional Wells Fargo customer experiences and providing products and services to help them succeed financially, as demonstrated by

■	broad-based loan growth of 5% in 2014, and

■	deposit growth of 8% in 2014,

–	maintaining a strong capital position while returning more capital to our stockholders through increased common stock dividends and additional share repurchases,

–	focusing on expense control and continuing to realize efficiency initiatives while pursuing revenue opportunities and investing in service delivery systems for our businesses and our risk management structure,

–	effectively maintaining our long-term risk discipline in connection with managing the Company’s credit risk and experiencing credit losses near historic lows during 2014,

–	reinforcing our risk culture and promoting proactive risk management across the Company while continuing to enhance our approaches to risk management and operational excellence,

–	strong, demonstrated commitment to and year over year progress on diversity and inclusion initiatives focused on supplier diversity, service of more diverse markets, team member diversity, and advocacy which includes education, team member participation and mentoring, and

–	leading the Company as we continue to address increasing regulatory reform and oversight;

•	compensation of chief executive officers in the Labor Market Peer Group; and

•	the Board’s qualitative assessment of Mr. Stumpf’s performance.

The Board believes that Mr. Stumpf has continued to show strong and effective leadership, leading the Company to strong 2014 financial performance while continuing to strengthen our risk management principles and reinforcing a strong risk culture. The Board believes his leadership continues to be critical to achieving our long-term strategic goals of strengthening our balance sheet and maintaining a strong capital position to support future growth while returning more capital to our stockholders; reducing our risk profile through effective management of operational, credit, interest rate, market, investment, and liquidity and funding risks; strategically positioning the Company to

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take advantage of revenue opportunities in existing and new businesses while managing our expenses by serving customers better and more efficiently; and communicating the Company’s mission, strategic vision and values to our investors, communities and other stakeholders. Upon consideration of Mr. Stumpf’s performance, including the factors set forth above, the HRC approved and the Board ratified a 2014 annual incentive compensation award for Mr. Stumpf of $4,000,000.

Shrewsberry.    In making the 2014 annual incentive compensation award determination for Mr. Shrewsberry, the HRC considered, among other things, the following:

•	the factors listed in the first 4 bullet points cited above for Mr. Stumpf;

•	compensation of chief financial officers in the Labor Market Peer Group; and

•	the recommendations of Mr. Stumpf based on his assessment of Mr. Shrewsberry’s 2014 performance.

The Board’s confidence in Mr. Shrewsberry was rewarded by his outstanding leadership following his promotion to the CFO position in May 2014. Mr. Shrewsberry successfully transitioned to his new role and played an integral part in the Company’s achievement of 2014 financial priorities, including strengthening the Company’s capital and liquidity, positioning the Company for different interest rate environments, returning more capital to stockholders, realizing efficiency opportunities, and maintaining strong financial controls. He is a primary spokesman for the Company with investors, the media and the investment community and his efforts continue to enhance the Company’s reputation with those audiences. Upon consideration of Mr. Shrewsberry’s performance, including the factors set forth above, the HRC approved a 2014 annual incentive compensation award for Mr. Shrewsberry of $1,600,000.

Carroll, Modjtabai, Sloan and Tolstedt.    In making the 2014 annual incentive compensation award determinations for Messrs. Carroll and Sloan, and Mses. Modjtabai and Tolstedt, the HRC considered, among other things, the following:

•	the factors listed in the first 4 bullet points cited above for Mr. Stumpf;

•	compensation of similarly situated executives in the Labor Market Peer Group, where such information was available;

•	the recommendations of Mr. Stumpf based on his assessment of their respective 2014 performance; and

•

success in achieving strategic objectives in the business lines for which each is responsible as discussed below, including success in furthering the Company’s objectives of cross-selling products from other business lines to customers, reinforcing a strong risk culture and continuing to strengthen risk management practices in our businesses, continued focus on expense control and realization of efficiency initiatives, progress on diversity and inclusion initiatives, and each executive’s ability to operate as a member of a team.

In determining the annual incentive awards for 2014, the HRC also considered each named executive’s success against his or her objectives for 2014, which included the financial performance of his or her respective business line and a risk and other qualitative assessment of how those results were achieved. The HRC reviewed financial performance overall, as discussed under “Business Line Performance” above, for named executives with business line responsibilities but did not determine annual incentive compensation for those named executives or adjust their annual incentive compensation based on whether specific business line numerical financial targets were achieved and, therefore, specific business line numerical financial targets were not material in the context of 2014 annual incentive award decisions for these named executives. Consistent with the process described above in “Compensation Program Governance,” the HRC, in its discretion, considered business line financial results not in isolation or with a predetermined or set importance or weight, but rather holistically, in the context of the business line’s contribution to the Company’s overall financial performance, the difficulty of achieving the results in the particular economic, regulatory or strategic environment, the quality of the results from a risk management perspective, and the collaboration among business lines.

Additionally, the HRC has structured a majority of the total pay for these named executives to be provided in Performance Shares rather than annual incentive compensation. The HRC believes this compensation design is appropriate given the Company’s diversified business model, and a desired focus on teamwork and the long-term performance of the Company as a whole, as opposed to short-term financial results from annual individual business line performance.

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Mr. Carroll led the Wealth, Brokerage and Retirement (“WBR”) businesses to achieve record net income of $2.1 billion in 2014, up 22% from 2013, and significant revenue growth in 2014. Under his leadership, WBR accomplished a number of important strategic objectives, including strong growth across investment portfolios, loan balances, low-cost core deposits, and assets under management and continued improvement in credit quality. WBR continued to leverage relationships with Wholesale Banking and Community Banking to attract new customers and increase the number of products and services we provide to our existing customers. Upon consideration of Mr. Carroll’s performance, including the factors set forth above, the HRC approved a 2014 annual incentive compensation award for Mr. Carroll of $1,400,000.

Ms. Modjtabai led Consumer Lending, which combined with Community Banking, achieved net income of $14.2 billion in 2014. Under Ms. Modjtabai’s leadership, Consumer Lending originated $175 billion of residential mortgages in 2014 despite the anticipated decline in mortgage originations and increased its credit card lending relationships in retail banking households. Consumer Lending continued to effectively manage the Company’s credit exposure through improved credit quality in our consumer real estate portfolios and continued reduction of our non-strategic/liquidating consumer credit portfolios. Upon consideration of Ms. Modjtabai’s performance, including the factors set forth above, the HRC approved a 2014 annual incentive compensation award for Ms. Modjtabai of $1,300,000.

Under Mr. Sloan’s leadership, following his transition from the role of CFO in May 2014, Wholesale Banking had net income of $7.6 billion in 2014 on growth across many areas including asset backed finance, asset management, commercial real estate brokerage, corporate banking, equipment finance, international, principal investing and treasury management, which was achieved while continuing to adhere to the Company’s risk management principles. Wholesale Banking also had broad-based and diversified loan growth and increased core deposits amidst increased compliance and regulatory requirements. Upon consideration of Mr. Sloan’s performance, including the factors set forth above and support he provided in transition of his prior CFO responsibilities during 2014, the HRC approved a 2014 annual incentive compensation award for Mr. Sloan of $1,600,000.

Ms. Tolstedt led Community Banking, which combined with Consumer Lending and other business lines, achieved net income of $14.2 billion in 2014. Under her leadership, Community Banking achieved a number of strategic objectives, including continued strong cross-sell ratios, record deposit levels, and continued success of mobile banking initiatives. For example, Wells Fargo was named “Best App” in Money magazine’s “Best Banks in America” annual list (October 2014). For the sixth consecutive year, Wells Fargo was the number one Small Business Administration 7(a) small business lender in dollar volume in the U.S. Upon consideration of Ms. Tolstedt’s performance, including the factors set forth above, the HRC approved a 2014 annual incentive compensation award for Ms. Tolstedt of $1,300,000.

2014 Long-Term Incentive Compensation.    As discussed below, the HRC awarded long-term incentive compensation to the named executives in the form of Performance Shares in February 2014 and long-term RSRs in July 2014 under the LTICP.

2014 Performance Share Awards.    The named executives were awarded the following target number of Performance Shares in 2014: Stumpf—271,268; Shrewsberry—60,764; Carroll—119,358; Modjtabai—119,358; Sloan—119,358; and Tolstedt—119,358. Each Performance Share entitles the holder to receive one share of Company common stock upon vesting plus dividend equivalents on the final number of earned and vested Performance Shares reinvested as additional Performance Shares from the date of grant, subject to the same vesting terms. The 2014 Performance Share awards are scheduled to vest in the first quarter of 2017 based on the average of the Company’s RORCE1 over the three-year performance period ending December 31, 2016 relative to the Financial Performance Peer Group subject to absolute performance levels, with the final number of earned and vested Performance Shares subject to adjustment upward (to a maximum of 150% of the original target number granted, or 125% in the case of Mr. Shrewsberry whose 2014 award was granted prior to his becoming an executive officer) or downward to zero. In addition, for any year in the three-year performance period that the Company incurs a Net Operating Loss (NOL)2, the target number of Performance Shares will be reduced by one-third.

1 “Return on Realized Common Equity” or RORCE, as defined in the LTICP, means the net income of the Company as reported in its consolidated financial statements (and subject to possible adjustments as specified in the LTICP), on an annualized basis less dividends accrued on outstanding preferred stock, divided by the Company’s average total common equity excluding average accumulated comprehensive income as reported in the Company’s consolidated financial statements for the relevant Performance Period.

2 For purposes of the Performance Share awards, “Net Operating Loss” means for any year in the performance period a loss that results from adjusting a net loss as reported in the Company’s consolidated financial statements to eliminate the effect of the following items, each determined based on generally accepted accounting principles: (1) losses resulting from discontinued operations; (2) extraordinary losses; (3) the cumulative effect of changes in generally accepted accounting principles; and (4) any other unusual or infrequent loss which is separately identified and quantified.

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1.	Absolute Performance Measure: If the Company’s 3-Year Average RORCE is equal to or greater than the specified maximum absolute performance level, the 2014 Performance Share award would result in vesting at maximum. If the Company’s 3-Year Average RORCE is below the threshold absolute performance level, then the award would result in no payout (no award vests for less than threshold performance).

If Company RORCE is:	Then, Award % Vesting of Original Grant Value is:
Average 3-year RORCE is less than 2%	Does not vest
Average 3-year RORCE is greater than or equal to 15%	150%[1] x NOL Adjusted Target Award Number (subject to Net Operating Loss Adjustment and Performance-Based Vesting Conditions)
(1)	Up to 125% for Mr. Shrewsberry which is reflective of the structure of Performance Shares below the executive officer level. The terms of future Performance Share awards for Mr. Shrewsberry, in his role as CFO, would be consistent with the structure of Performance Share awards for our other named executive officers.

2.	Relative Performance Measure: If the Company’s 3-Year Average RORCE is less than 15%, but equal to or greater than 2%, the 2014 Performance Share award would vest based on the Company’s relative performance among the companies in the Financial Performance Peer Group.

If the Company’s Return on Realized Common Equity Ranking is:	Final Award Number %[1]	Final Award Number of Performance Shares[1]
Top Quartile Ranking of 75% or more	150%[2]	150%[2] x NOL Adjusted Target Award Number
Second Quartile Ranking of 50% or more	100% to <150%[2]	100% to <150%[2] x NOL Adjusted Target Award Number
Third Quartile Ranking of 25% or more	50% to <100%	50% to <100% x NOL Adjusted Target Award Number
Bottom Quartile Ranking below 25%	0% to <50%, provided not lowest ranked	0% to <50% x NOL Adjusted Target Award Number
(1)	Final award number and percentage vesting are interpolated on a straight-line basis based on actual level of performance in each quartile.
(2)	Up to 125% for Mr. Shrewsberry.

Under our stock ownership policy, executives are required to hold, while employed by the Company or an affiliate and for one year after retirement, shares of Company common stock equal to at least 50% of the after-tax profit shares acquired upon exercise of stock options or upon distribution of other Company stock-based awards, subject to a maximum requirement of 10 times the executive’s cash salary at the time of exercise or distribution of the award. Consistent with our stock ownership policy, and as a condition to receiving the Performance Share awards, each named executive has agreed to hold, while employed by the Company and for at least one year after retirement, shares of our common stock equal to at least 50% of the after-tax shares (assuming a 50% tax rate) acquired upon exercise or vesting of equity awards. This holding restriction is intended to align the named executives’ interests with stockholders over the long-term and to mitigate compensation-related risk.

In granting the 2014 Performance Shares and establishing their terms, the HRC considered the appropriateness of this award structure in the context of multiple factors including applicable regulatory guidance, the quality of the Company’s performance from a risk management perspective, and the need for continued leadership by the named executives over the three-year performance period. The HRC structured the vesting and the variability of the final award number of Performance Shares as an incentive and reward for these named executives to achieve continued superior financial performance, while managing risk appropriately, for the Company and its stockholders through the entire vesting period. The HRC continued to include the downward NOL adjustment to reduce the target number of Performance Shares in the event of poor absolute Company performance. In supplement to that provision, beginning in 2013 the HRC incorporated additional performance-based vesting conditions in Performance Share awards granted to our named executives to further balance risk and incent our executives to focus on long-term rather than short-term performance in a manner consistent with appropriate risk management practices and outcomes. The HRC has full discretion to cancel all or a portion of these Performance Share awards upon the occurrence of the following specified performance-based vesting conditions:

•	The executive engages in misconduct which has or might reasonably be expected to have a reputational or other harm to the Company or any conduct that constitutes “cause,”

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•

The executive engages in misconduct or commits a material error that causes or might be reasonably expected to cause significant financial or reputational harm to the Company or the executive’s business group,

•

The executive improperly or with gross negligence, including in a supervisory capacity, fails to identify, escalate, monitor or manage, in a timely manner and as reasonably expected, risks material to the Company or the executive’s business group,

•	The award was based on materially inaccurate performance metrics, whether or not the executive was responsible for the inaccuracy, or

•	The Company or the executive’s business group suffers a material downturn in financial performance or suffers a material failure of risk management.

Furthermore, the HRC continued to include a hold-past-retirement condition to maintain alignment with our stockholders’ interests for more than the duration of each executive’s career and to mitigate compensation-related risk.

Similar to its approach since 2010, the HRC chose to grant 2014 long-term incentive compensation primarily in the form of Performance Shares. The HRC believes that Performance Shares closely align management’s interests with stockholders’ interests. The HRC also believes that the risks to management of forfeiting all or a significant portion of the Performance Share awards is an effective performance incentive, and the ability for management to earn additional Performance Shares for superior Company performance during the performance period provides a significant retention and motivational reward to the named executives.

The HRC continues to believe that RORCE is an appropriate long-term performance metric that focuses on long-term value creation based on strong capital levels and profitability. The HRC chose RORCE as the performance measure because it represents a profitability goal that can be accurately compared with the Financial Performance Peer Group, and it is one of the performance measures approved by stockholders in the LTICP given our intent that the awards be tax deductible under Section 162(m). The HRC believes that RORCE effectively reflects the Company’s objective to achieve profitability with strong capital levels, capturing the importance of both performance and risk management.

In determining target values and realizable pay opportunities for the Performance Share awards, the HRC reviewed total compensation between the estimated median and 75th percentile for the Labor Market Peer Group. Total compensation, including long-term compensation, is intended to be competitive with total compensation for comparable positions and performance at peers. The HRC determined a dollar value of the Performance Share grants, taking into account individual experience and responsibilities, to provide an opportunity to realize variable compensation commensurate with performance. Administratively, the target dollar value of each executive’s Performance Share grant was converted to a number of shares of Company common stock using the closing stock price on the grant date.

The HRC believes that the Performance Share grants reinforce all four of the Company’s compensation principles.

July 2014 RSR Awards.    Following senior executive organizational changes in 2014 discussed above, and consistent with the Company’s compensation principles to pay for performance, attract, retain and motivate top executive talent, and encourage the creation of long-term stockholder value, the HRC granted the following RSR awards in July 2014 as part of an overall, balanced mix of competitive pay for our named executives other than our CEO and to provide an incentive for those executives to continue to provide valuable leadership and services to the Company: Shrewsberry—38,949; Carroll—19,475; Modjtabai—19,475; Sloan—29,212; and Tolstedt—19,475.

In determining to grant these awards, the HRC evaluated the compensation of our Company’s senior executives, their contributions to the Company’s strong performance, and the importance to our Company of their continued strong and effective leadership. The HRC also considered the additional responsibilities assumed by Mr. Sloan, Mr. Shrewsberry, and other senior executives as a result of the recent organizational changes.

The RSR awards will vest in equal installments over four years beginning on the first anniversary of the grant date and, similar to the Performance Shares and RSRs granted as a portion of annual incentive awards, are subject to the stock ownership requirements described above and to cancellation in the HRC’s discretion upon the occurrence of the performance-based vesting conditions described above.

Wells Fargo & Company 2015 Proxy Statement            53

Long-Term Incentive Compensation Program

Performance Shares have been the key component of our long-term incentive compensation program for named executives since 2009, serving a number of purposes, including linking the pay of our named executives to the future long-term performance of our Company. The main features of the four Performance Share awards that our named executives had outstanding in 2014 and the amounts earned for a performance period ending in 2014 are summarized below:

Performance Period	Performance Measure	Performance Measure Levels and Percentage of Target Performance Shares Earned[1] based on Future Performance	Performance Shares Earned
Performance Shares granted February 2011 (2011-2013)	Average RORCE relative to Financial Performance Peer Group

• RORCE rank ≥ 75% of peers - 150%[2] of target

• RORCE rank between 50% and

75% of peers - 100% to 150%[2] of target

• RORCE rank between 25%

and 50% of peers - 50% to 100% of
target

RORCE rank below 25% of peers - 0% to 50%, provided not lowest ranked

150%[2] of the target Performance Shares were earned based on the HRC’s certification in March 2014 of the Company’s average RORCE performance of 13.4% which resulted in a ranking equal to or greater than the 75th percentile compared with peers
Performance Shares granted February 2012 (2012-2014)	Average RORCE relative to Financial Performance Peer Group • Subject to downward adjustment by 1/3 for each year the Company incurs a Net Operating Loss		150%[2] of the target Performance Shares were earned based on the HRC’s certification in March 2015 of the Company’s average RORCE performance of 13.8% which resulted in a ranking equal to or greater than the 75th percentile compared with peers; in addition, the HRC determined that no NOL adjustment was applicable
Performance Shares granted March 2013 (2013-2015)

Average RORCE relative to Financial Performance Peer Group

•   Subject to downward adjustment by 1/3 for each year the Company incurs a Net Operating Loss

•   Subject to performance-based vesting conditions

Absolute Performance Criteria

RORCE ≥ maximum absolute

performance level of 15% – 150%[2] of

target

• RORCE < threshold performance level of 2% reduces award to zero

Relative Performance Levels
(RORCE <15% but ≥ 2%)

• Top Quartile RORCE rank ≥ 75% -

150%[2] of target

• Second Quartile RORCE rank ≥ 50%

- 100% to <150%[2] of target

• Third Quartile RORCE rank ≥ 25% -

50% to <100% of target

• Bottom Quartile RORCE rank <25% - 0% to <50% of target, provided not lowest ranked

To be determined between 0% and 150%[2] of target number by the HRC in first quarter 2016
Performance Shares granted February 2014 (2014-2016)

Average RORCE relative to Financial Performance Peer Group

•   Subject to downward adjustment by 1/3 for each year the Company incurs a Net Operating Loss

•   Subject to performance-based vesting conditions

To be determined between 0% and 150%[2] of target number by the HRC in first quarter 2017

(1)	Percentage vesting is interpolated on a straight-line basis based on actual level of performance within each quartile.
(2)	125% for Mr. Shrewsberry, whose indicated performance shares were granted prior to his becoming an executive officer.

For additional information about the terms of these awards, see the CD&A discussion above, the narrative discussion following the Grants of Plan-Based Awards Table, and footnotes (3) and (4) to the Outstanding Equity Awards at Fiscal Year-End Table in addition to our prior year proxy statements.

Other Compensation Components

Participation in Retirement and Other Benefit Programs.    Our named executives participate in the same benefit programs generally available to all our team members, including health, disability, and other benefit programs, which include the Company 401(k) Plan (with a company match and potential discretionary profit-sharing contribution) and, for employees hired prior to July 1, 2009, the Company’s qualified Cash Balance Plan (frozen in July 2009). The Company matched up to 6% of eligible participants’ certified compensation during 2014 and, in January 2015, the HRC authorized a discretionary profit-sharing contribution of 1% of each eligible participant’s certified compensation under the Company 401(k) Plan based on the Company’s 2014 performance.

54            Wells Fargo & Company 2015 Proxy Statement

Certain of the named executives, together with team members whose covered compensation exceeds IRC limits for qualified plans, also participated in non-qualified Supplemental 401(k) and Supplemental Cash Balance Plans prior to those plans being frozen in July 2009. Following the freezing of the plans, the Company no longer makes additional contributions for participants in these plans, although additional investment income continues to accrue to participants’ individual accounts at the rates provided for in the plans.

Named executives and certain other highly compensated team members also can participate in our Deferred Compensation Plan. Effective January 1, 2011, the Company amended this plan to provide for supplemental Company matching contributions for any compensation deferred into the Deferred Compensation Plan by a plan participant, including named executives, that otherwise would have been eligible (up to certain IRS limits) for a matching contribution under the Company’s 401(k) Plan.

The HRC believes these programs are similar to and competitive with those offered by our Labor Market Peer Group. We provide information about the benefits under these plans in the Pension Benefits table and Non-Qualified Deferred Compensation table and related narrative.

Perquisites and Other Compensation.    The HRC has intentionally limited perquisites to executive officers and in 2010 reduced or eliminated almost all executive perquisite programs, including those providing for relocation-related home purchase expenses and reimbursements for financial planning services, automobile allowance, club dues, and parking. For security or business purpose, we provide a car and driver to Mr. Stumpf and from time to time to certain other executives, primarily for business travel and occasionally for commuting. In addition, the HRC may from time to time approve security measures if determined to be in the business interests of our Company for the safety and security of our executives and other team members. In 2012, the HRC approved residential security measures for certain executives and, in 2014, the Company paid for the cost of regular maintenance for the previously installed home security systems for certain of our executives.

Post-Retirement Arrangements.    We do not have employment or “golden parachute” or other severance agreements with our named executives. We have a plan that provides salary continuation for team members, including named executives, who are discharged under the circumstances stated in that plan.

Tax Considerations.    Section 162(m) of the IRC limits the deductibility of compensation paid to certain executive officers in excess of $1,000,000, but excludes “performance-based compensation” from this limit. For 2014, the HRC awarded annual incentive awards to our named executives under our stockholder-approved Performance Policy, which is intended to provide “performance-based compensation” under IRC Section 162(m). Because salary is not considered “performance-based compensation” under Section 162(m), the portion of base salary paid to each of our named executives in excess of $1 million will not be tax deductible by the Company.

Of the elements of compensation paid to named executives in 2014, annual base salary is not considered “performance-based compensation” and is therefore subject to the $1 million deduction limit under Section 162(m). In 2014, the Company paid an aggregate of approximately $4.7 million in base salary to its named executives in excess of the combined deduction limit for these executives. In addition, the July 2014 RSR awards granted to our named executives other than our CEO are not intended to qualify as “performance-based compensation” for purposes of Section 162(m). As a result, the Company forwent approximately $3.1 million in aggregate tax benefit related to the loss of deduction for named executives’ compensation in the form of base salary and July 2014 RSR grants, assuming a 35% corporate tax rate. Based on the Company’s 2014 income before taxes of approximately $33.9 billion, the amount of deduction lost represents approximately 0.009% of such income. The 2014 annual incentive and Performance Share awards to the named executives are intended to be performance-based compensation and, therefore, tax deductible under Section 162(m). Although the HRC believes the tax-deductibility of executive compensation is important, it was outweighed for 2014 executive compensation purposes by the HRC’s desire to achieve the strategic, compensation and risk management goals described in this CD&A.

Conclusion

The HRC believes that its compensation decisions for the named executives in 2014 were consistent with the Company’s four compensation principles. Based on the considerations described herein, the HRC and the Company believe the compensation paid to the named executives for 2014 was reasonable and appropriate.

Wells Fargo & Company 2015 Proxy Statement            55

Executive Compensation Tables

2014 Summary Compensation Table

The following table, accompanying footnotes and narrative provide information about compensation paid, accrued or awarded to the Company’s named executives for the years indicated.

Name and Principal Position	Year	Salary ($)(2)	Stock Awards($) (3)(4)(5)	Option Awards ($)	Non-Equity Incentive Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)(8)	All Other Compensation ($)(9)	Total ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
John G. Stumpf Chmn., Pres. & CEO	2014	2,800,000	12,500,029	—	4,000,000	2,108,162	18,200	21,426,391
	2013	2,800,000	12,500,009	—	4,000,000	—	20,400	19,320,409
	2012	2,800,000	12,500,004	—	4,000,000	3,558,081	20,000	22,878,085
John R. Shrewsberry (1) Sr. Exec. VP & CFO	2014	991,188	4,800,036	—	1,600,000	—	18,200	7,409,424
Timothy J. Sloan (1) Sr. Exec. VP (Wholesale Banking)	2014	1,829,885	7,000,053	—	1,600,000	—	18,200	10,448,138
	2013	1,700,000	5,500,003	—	1,615,000	—	20,400	8,835,403
	2012	1,661,686	5,500,008	121,350	1,600,000	111,111	20,000	9,014,155
David M. Carroll Sr. Exec. VP (Wealth, Brokerage & Retirement)	2014	1,700,000	6,500,058	—	1,400,000	79,960	18,200	9,698,218
	2013	1,662,452	5,500,003	—	1,615,000	6,887	84,541	8,868,883
	2012	1,500,000	5,500,008	—	1,425,000	168,135	20,000	8,613,143
Avid Modjtabai Sr. Exec. VP (Consumer Lending)	2014	1,700,000	6,500,058	—	1,300,000	—	18,200	9,518,258
	2013	1,662,452	5,500,003	—	1,615,000	—	20,400	8,797,855
	2012	1,500,000	5,500,008	—	1,425,000	52,204	92,838	8,570,050
Carrie L. Tolstedt Sr. Exec. VP (Community Banking)	2014	1,700,000	6,500,058	—	1,300,000	—	18,200	9,518,258
	2013	1,700,000	5,500,003	—	1,530,000	—	20,400	8,750,403
	2012	1,700,000	5,500,008	—	1,530,000	105,204	20,000	8,855,212
(1)	The listed positions are held as of December 31, 2014. Mr. Sloan became Senior Executive Vice President, Wholesale Banking, and Mr. Shrewsberry succeeded him as CFO on May 15, 2014. Prior to that, Mr. Shrewsberry was President and Chief Executive Officer of Wells Fargo Securities, LLC.

(2)	The amounts shown as salary for each of Messrs. Shrewsberry and Sloan reflect increases in base salary rate which became effective in July 2014 as disclosed in our CD&A based on changes in their roles and responsibilities during 2014.

(3)	For 2014, the stock awards included in column (e) consist of (i) Performance Shares, which will vest, if at all, in the first quarter of 2017, subject to the Company’s achievement of certain performance conditions for the three-year period ending December 31, 2016, and (ii) RSRs granted on July 22, 2014 to our named executives other than Mr. Stumpf which will vest in four equal annual installments, beginning on the first anniversary of the grant date. These Performance Shares and long-term RSRs also include an adjustment provision that gives the HRC full discretion to cancel all or a portion of these awards in certain circumstances prior to payment, as discussed in more detail following the 2014 Grant of Plan-Based Awards table and in our CD&A.

(4)	Under the applicable FASB ASC Topic 718 rules, the “grant date” will not be determined for the 2014 Performance Shares until the settlement date for the award after the performance period has been completed, and for the RSRs, until the applicable vesting date because the HRC has the discretion to make downward adjustments to the awards prior to payment. As a result, the total amount reported in column (e) above represents the fair value of each of the Performance Shares and the RSRs on its respective “service inception date” (i.e., the date the HRC approved each award), based (i) for the Performance Shares, upon the then-probable outcome of the RORCE performance condition (i.e., the target value of the awards), and (ii) for the RSRs, upon the full number of shares subject to the award. See Notes 1 and 19 to our 2014 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014, regarding assumptions underlying the valuation of these awards.

56            Wells Fargo & Company 2015 Proxy Statement

Accordingly, the amounts included in column (e) are (i) for the Performance Shares, the fair value of the award on February 25, 2014, the service inception date, calculated by multiplying the target number of shares subject to the award by $46.08, the NYSE closing price per share on that date, and (ii) for the RSRs, the fair value of the award on July 22, 2014, the service inception date, calculated by multiplying the full number of shares subject to the award by $51.35, the NYSE closing price on July 22, 2014. The target number of Performance Shares reflects the number of shares that would be earned for achieving the absolute performance threshold and median performance relative to peers for the performance period. The table below shows for each award, its service inception date, award type and number of shares, the service inception date per share fair value, and the total service inception date fair value included in column (e).

Name	Service Inception Date	Award Type and Number of Shares (#)		Per Share Fair Value ($)	Total Service Inception Date Fair Value ($)
Mr. Stumpf	2/25/2014	271,268	Performance Shares	46.08	12,500,029
Mr. Shrewsberry	2/25/2014	60,764	Performance Shares	46.08	2,800,005
	7/22/2014	38,949	RSRs	51.35	2,000,031
Mr. Sloan	2/25/2014	119,358	Performance Shares	46.08	5,500,017
	7/22/2014	29,212	RSRs	51.35	1,500,036
Mr. Carroll	2/25/2014	119,358	Performance Shares	46.08	5,500,017
	7/22/2014	19,475	RSRs	51.35	1,000,041
Ms. Modjtabai	2/25/2014	119,358	Performance Shares	46.08	5,500,017
	7/22/2014	19,475	RSRs	51.35	1,000,041
Ms. Tolstedt	2/25/2014	119,358	Performance Shares	46.08	5,500,017
	7/22/2014	19,475	RSRs	51.35	1,000,041

(5)	The Performance Shares included in column (e) for 2014 and discussed above are subject to adjustment upward (to a maximum of 150% of the target award, or to 125% for Mr. Shrewsberry which is reflective of the structure of Performance Shares below the executive officer level) or downward (to zero) depending upon the achievement of certain absolute and relative performance conditions based on the average of the Company’s RORCE for the three fiscal years ending on December 31, 2014, 2015 and 2016 as described in our CD&A, and subject to further downward adjustment by 1/3 in the event the Company incurs a Net Operating Loss for any year in the three-year performance period and other applicable performance-based vesting conditions as discussed in footnote (3) above and in more detail in our CD&A.

Assuming that the Company’s performance during the measurement period results in the maximum number of Performance Shares vesting, each named executive would be entitled to receive the following number of Performance Shares having the related total service inception date fair value shown after his or her name: Mr. Stumpf—406,902 Performance Shares, $18,750,044; Mr. Shrewsberry—75,955 Performance Shares, $3,500,006; Mr. Sloan—179,037 Performance Shares, $8,250,025; Mr. Carroll—179,037 Performance Shares, $8,250,025; Ms. Modjtabai—179,037 Performance Shares, $8,250,025; and Ms. Tolstedt—179,037 Performance Shares, $8,250,025. Additional information about the Performance Shares appears in our CD&A and in the Grants of Plan-Based Awards table, footnotes and related narrative.

(6)	Amounts shown in column (g) for 2014 reflect the 2014 annual incentive awards paid or awarded in February 2015 to the named executives. As discussed in our CD&A, a portion of the 2014 award was paid in RSRs. The number of shares of Company common stock subject to the award was determined by dividing the amount of the stock portion of the award by $55.37, the NYSE closing price of Company common stock on February 24, 2015, the grant date. These RSRs will vest in three equal annual installments, beginning on March 15, 2016. Amounts awarded to the named executives are as follows: Mr. Stumpf—18,061 shares; Mr. Shrewsberry—3,613 shares; Mr. Sloan—3,613 shares; Mr. Carroll— 2,409 shares; Ms. Modjtabai—1,807 shares; and Ms. Tolstedt—1,807 shares. Although the RSRs were granted in 2015, they reflect compensation for 2014 performance.

Similarly, amounts shown for 2013 reflect the 2013 annual incentive awards paid or awarded in February 2014 to the named executives. A portion of the 2013 award was also paid in RSRs. The number of shares of Company common stock subject to the award was determined by dividing the amount of the stock portion of the award by $46.08, the NYSE closing price of Company common stock on February 25, 2014, the grant date. These RSRs will vest in three equal annual installments, beginning on March 15, 2015. Amounts awarded to the named executives are as follows: Mr. Stumpf—21,702 shares; Mr. Shrewsberry—22,064 shares; Mr. Sloan—4,449 shares; Mr. Carroll—4,449 shares; Ms. Modjtabai—4,449 shares; and Ms. Tolstedt—3,834 shares. Although the RSRs were granted in 2014, they reflect compensation for 2013 performance.

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(7)	The actuarial present value of the pension benefit for the following named executives under the Company Cash Balance and Supplemental Cash Balance Plans increased or decreased, as applicable, from December 31, 2013 to December 31, 2014 by the amount shown: Mr. Stumpf—$2,108,162; Mr. Shrewsberry—($8,275); Mr. Sloan—($11,547); Mr. Carroll—$69,684; Ms. Modjtabai—($6,161); and Ms. Tolstedt—($5,860). Pursuant to SEC rules, the amount of any decrease is not reflected in the sum shown in Column (h) for each of these named executives. The change in the present value amount results from the actuarial method and interest rate assumptions used for financial accounting purposes to calculate the current value of a future pension benefit payout. For 2014, the decrease in the actuarial present value of pension benefits for Messrs. Shrewsberry and Sloan and Mses. Modjtabai and Tolstedt is primarily attributable to decreased interest crediting rate assumptions used to calculate the present value of this benefit. The increase in the pension benefits value shown in the table for Messrs. Stumpf and Carroll is primarily attributable to the decrease in interest rate assumptions used to convert their grandfathered benefits from monthly accrued benefits into lump sum benefits, resulting in an increase in the present value of these benefits. Information about the pension benefits for our named executives, and applicable discussion of investment credits for cash balance accounts, appears under “Pension Benefits” below. See footnote (8) below for additional information regarding the amount shown in Column (h) for Mr. Carroll.

Additional information about the actuarial and other assumptions used to compute the value of these pension benefits is discussed in “Note 1 (Summary of Significant Accounting Policies—Pension Accounting)” and “Note 20 (Employee Benefits and Other Expenses)” to our 2014 financial statements, and also in the narrative following the Pension Benefits table under “Post-Retirement Benefits—Valuation of Accumulated Benefits under the Combined Plans.”

(8)	Except as described below for Mr. Carroll, none of the named executives received any above-market or preferential earnings on deferred compensation for the years shown, and the amounts shown for Messrs. Stumpf, Shrewsberry, Sloan, and Mses. Modjtabai and Tolstedt do not include any earnings on deferred compensation. The amount shown for Mr. Carroll includes above-market interest of $10,276 earned on amounts deferred by him under the Wachovia Corporation Executive Deferred Compensation Plan I and Wachovia Corporation Executive Deferred Compensation Plan II, calculated at a rate per annum equal to the prime rate averaged over four quarters plus 2%. These Wachovia deferred compensation plans were frozen prior to the Wachovia merger, and neither Mr. Carroll nor any other participants may make additional deferrals under, nor may any new team members participate in these plans, although interest will continue to accrue on previously deferred amounts.

(9)	For each named executive, “All Other Compensation” for 2014 includes a Company matching contribution of $15,600, and a profit sharing contribution of $2,600 under the Company’s 401(k) Plan in connection with the discretionary profit sharing contribution approved in January 2015 for all eligible 401(k) Plan participants based on the Company’s 2014 performance. Profit sharing contributions are paid in the fiscal year following the year for which they are accrued. All perquisites for each of our named executive officers during 2014 did not exceed $10,000; therefore, “All Other Compensation” for 2014 does not include disclosure of any perquisite amounts as permitted under SEC rules. See “Perquisites and Other Compensation” in our CD&A for additional information.

58            Wells Fargo & Company 2015 Proxy Statement

2014 Grants of Plan-Based Awards

The following table shows additional information about 2014 annual incentive awards and Performance Share awards and RSRs granted to our named executive officers in 2014.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1) Threshold Target Maximum			Estimated Future Payouts Under Equity Incentive Plan Awards Threshold Target Maximum			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Closing Price of Stock on Date of Grant	Grant Date Fair Value of Stock and Option Awards
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($/Sh)	($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)(2)	(h)(2)	(i)(3)	(j)	(k)	(l)	(m)
John G. Stumpf	2/25/2014	—	4,000,000	—	—		—	—	—	—	_	_
	2/25/2014	—			—	271,268	406,902	—	—	—	46.08	12,500,029
John R. Shrewsberry	2/25/2014	—			—	60,764	75,955	—	—	—	46.08	2,800,005
	7/22/2014	—	850,000	1,700,000	—			—	—	—	—	—
	7/22/2014	—			—			38,949	—	—	51.35	2,000,031
Timothy J. Sloan	2/25/2014	—	850,000	1,700,000	—			—	—	—	—	—
	2/25/2014	—			—	119,358	179,037	—	—	—	46.08	5,500,017
	7/22/2014	—			—			29,212	—	—	51.35	1,500,036
David M. Carroll	2/25/2014	—	850,000	1,700,000	—			—	—	—
	2/25/2014	—			—	119,358	179,037	—	—	—	46.08	5,500,017
	7/22/2014	—			—			19,475	—	—	51.35	1,000,041
Avid Modjtabai	2/25/2014	—	850,000	1,700,000	—			—	—	—	—	—
	2/25/2014	—			—	119,358	179,037	—	—	—	46.08	5,500,017
	7/22/2014	—			—			19,475	—	—	51.35	1,000,041
Carrie L. Tolstedt	2/25/2014	—	850,000	1,700,000	—			—	—	—	—	—
	2/25/2014	—			—	119,358	179,037	—	—	—	46.08	5,500,017
	7/22/2014	—			—			19,475	—	—	51.35	1,000,041
(1)	Our Performance Policy under which we make annual incentive compensation awards to named executives is a “non-equity” incentive plan under SEC rules. The amounts shown in columns (d) and (e) represent the 2014 estimated future payment of awards to the named executives upon satisfaction of performance conditions established pursuant to the Performance Policy, except that the amount shown in column (d) for Mr. Stumpf represents his actual 2014 incentive award. As discussed in our CD&A, the HRC did not establish a pre-determined target and maximum incentive award opportunity for Mr. Stumpf to retain greater discretion in determining his annual incentive award. As permitted by SEC rules, Mr. Stumpf’s actual 2014 incentive award is presented as his “target” payout in column (d). The actual awards for all named executives are set forth in column (g) of the Summary Compensation Table. A portion of the actual 2014 incentive awards was paid to the named executives in RSRs. See footnote (6) to the Summary Compensation Table.

(2)	The potential equity incentive plan awards shown in columns (g) and (h) represent Performance Share awards included in column (e) of the Summary Compensation Table and discussed in footnotes (3), (4), and (5) to that table. These amounts represent the target and maximum number of performance shares approved by the HRC on the service inception date of February 25, 2014. Additional information regarding the terms of these awards appears in the narrative following this table.

(3)	The stock awards shown in column (i) represent long-term RSRs granted to all named executives other than Mr. Stumpf included in column (e) of the Summary Compensation Table and discussed in footnotes (3) and (4) to that table. Additional information regarding these awards appears in the narrative following this table and in our CD&A.

(4)	Under the applicable FASB ASC Topic 718 rules, the “grant date” (i) for the 2014 Performance Shares will not be determined until the settlement date for the award after the performance period has been completed, and (ii) for the long-term RSRs will not be determined until the applicable vesting date, because the HRC has the discretion to make downward adjustments to the awards prior to payment. As a result, the total amount reported in column (m) in the table represents the fair value of the Performance Shares and the RSRs on their respective “service inception date” (i.e., the date the HRC approved each award), based (i) for the Performance Shares, upon the then-probable outcome of the RORCE performance condition (i.e., the target value of the awards), and (ii) for the RSRs, upon the full number of shares subject to the award. See Notes 1 and 19 to our 2014 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014, regarding assumptions underlying the valuation of these awards, and footnote (4) to the Summary Compensation Table.

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Additional Information about the Grants of Plan-Based Awards Table

As described in footnote (6) to the Summary Compensation Table, the HRC granted the number of RSRs shown in that footnote under the LTICP in February 2015 to the named executives for a portion of the final payout of their potential 2014 annual incentive award amounts shown in columns (d) and (e) in the table above. The HRC also granted the Performance Shares shown in columns (g) and (h) of this table to the named executives in February 2014 and the long-term RSRs shown in column (i) of this table to the named executives, other than Mr. Stumpf, in July 2014. We provide certain information about the material terms of these Performance Shares and RSRs below. Additional information about the terms of these awards appears in our CD&A and, with respect to the Performance Shares and long-term RSRs, in footnotes (3), (4) and (5) to the Summary Compensation Table.

As a condition to receiving any Performance Share and/or RSR award, the named executives have agreed to hold, while employed by the Company and for at least one year after retirement, shares of Company common stock equal to at least 50% of the after-tax shares (assuming a 50% tax rate) acquired upon vesting of the Performance Shares and/or RSRs. Each Performance Share and RSR represents the right to receive one share of Company common stock upon vesting, net of applicable withholding taxes. Each of the Performance Share and RSR awards also includes the right to receive dividend equivalents in the form of additional Performance Shares or RSRs, as applicable. These additional Performance Shares and RSRs will be distributed in shares of Company common stock when and if the underlying Performance Shares and/or RSRs vest and are distributed. The HRC may reduce, delay vesting, revoke, cancel or impose additional conditions and restrictions on these awards to comply with any applicable law or regulation.

RSRs.    The RSRs granted to the named executives in February 2015 as a portion of their annual incentive compensation payout vest in three equal annual installments beginning on March 15, 2016. The long-term RSRs granted to the named executives, other than Mr. Stumpf, in July 2014 vest in four equal installments beginning on July 22, 2015. These RSR grants are subject to the holding requirement discussed above, to substantially similar forfeiture provisions as described below for the Performance Shares, and to the clawback and recoupment policies described below. These RSR awards also are subject to a performance condition that provides the HRC full discretion to cancel all or a portion of the awards if the executive takes imprudent risk or engages in misconduct in the performance of his or her duties, including in a supervisory capacity, or the Company or the executive’s business group suffers a material downturn in financial performance or material failure of risk management. For more information about these additional performance-based vesting conditions, see pages 52-53 of our CD&A.

Performance Shares.    On February 25, 2014, the HRC granted Performance Shares under the LTICP to each named executive, subject to the achievement of specified absolute and relative performance measures and satisfaction of additional conditions summarized below. The awards will vest after three years in the first quarter of 2017, with the target number of Performance Shares for each of these named executives subject to adjustment upward (to a maximum of 150% of the original target amount granted, or 125% for Mr. Shrewsberry) or downward (to zero) based on the Company’s RORCE performance over the three year period ending December 31, 2016, including Net Operating Loss and performance-based vesting conditions, as discussed on pages 51-53 in our CD&A and footnotes (3), (4), and (5) to the Summary Compensation Table. Each Performance Share entitles the holder to receive one share of Company common stock upon vesting plus dividend equivalents reinvested as additional Performance Shares from the date of grant, subject to the same vesting terms. The potential target and maximum share amounts of these awards are shown for each of these named executives in columns (g) and (h) above.

Named executives who received an award of 2014 Performance Shares will forfeit this award if employment with the Company terminates prior to the vesting date for the Performance Shares, other than due to death, disability, displacement, divestiture, a change-in-control of any Company affiliate that employs the named executive, or retirement. Upon the named executive’s retirement prior to the vesting date for the Performance Shares, the award will continue to vest in accordance with its terms (including satisfying the Net Operating Loss and other performance-based vesting conditions) on the scheduled vesting date provided the executive meets certain additional vesting conditions following termination of employment through that vesting date. Those additional conditions are (1) complying with the terms of an agreement with the Company regarding non-disclosure of trade secrets and other confidential information, and the non-solicitation of team members and customers, (2) complying with specified non-disparagement requirements, and (3) to the extent enforceable by the Company under applicable state law, not performing services as an officer, director, employee, consultant or otherwise for any business which is in competition with any line of business of the Company or its affiliates for which the named executive had executive responsibilities while employed by the Company or its affiliates and which does business in any location in the geographic footprint of the Company in which the executive had executive responsibilities.

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In addition, these 2014 Performance Share awards are also subject to recovery or “clawback” in certain circumstances under the Company’s clawback and recoupment policies discussed on page 47 in our CD&A.

Outstanding Equity Awards at Fiscal Year-End 2014 (1)

The following table shows certain information about unexercised options and unvested RSRs and Performance Share awards at December 31, 2014.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)(2)(4)		(h)	(i)(3)(4)	(j)
John G. Stumpf	800,000	—	34.39	2/27/2017	—		—	—	—
	400,000	—	35.06	6/26/2017	—		—	—	—
	2,000,000	—	31.40	2/26/2018	—		—	—	—
	—	—	—	—	—		—	—	—
	—	—	—	—	8,044	B	440,972	—	—
	—	—	—	—	19,163	C	1,050,516	—	—
	—	—	—	—	22,143	D	1,213,879	—	—
	—	—	—	—	646,407	F	35,436,027	—	—
	—	—	—	—	—		—	359,310	19,697,374
	—	—	—	—	—		—	276,784	15,173,299
John R. Shrewsberry	33,560	—	32.25	2/28/2016	—		—	—	—
	56,060	—	34.39	2/27/2017	—		—	—	—
	92,230	—	31.40	2/26/2018	—		—	—	—
	—	—	—	—	48,859	A	2,678,450	—	—
	—	—	—	—	11,070	B	606,857	—	—
	—	—	—	—	20,463	C	1,121,782	—	—
	—	—	—	—	22,513	D	1,234,163	—	—
	—	—	—	—	39,469	E	2,163,691	—	—
	—	—	—	—	107,734	F	5,905,975	—	—
	—	—	—	—	—		—	84,539	4,634,428
	—	—	—	—	—		—	62,000	3,398,840
Timothy J. Sloan	120,040	—	32.93	6/27/2016	—		—	—	—
	392,380	—	34.39	2/27/2017	—		—	—	—
	494,080	—	31.40	2/26/2018	—		—	—	—
	—	—	—	—	73,288	A	4,017,648	—	—
	—	—	—	—	1,532	B	83,984	—	—
	—	—	—	—	3,833	C	210,125	—	—
	—	—	—	—	4,539	D	248,828	—	—
	—	—	—	—	29,602	E	1,622,782	—	—
	—	—	—	—	284,419	F	15,591,840	—	—
	—	—	—	—	—		—	158,096	8,666,823
	—	—	—	—	—		—	121,785	6,676,254
David M. Carroll	17,641	—	253.04	4/18/2015	—		—	—	—
	21,441	—	281.52	3/31/2016	—		—	—	—
	7,023	—	293.12	2/20/2017	—		—	—	—
	16,221	—	205.93	2/19/2018	—		—	—	—
	18,924	—	241.09	2/19/2018	—		—	—	—
	16,351	—	169.72	2/19/2018	—		—	—	—
	—	—	—	—	1,532	B	83,984	—	—
	—	—	—	—	2,715	C	148,836	—	—
	—	—	—	—	4,539	D	248,828	—	—
	—	—	—	—	19,735	E	1,081,873	—	—
	—	—	—	—	284,419	F	15,591,840	—	—
	—	—	—	—	—		—	158,096	8,666,823
	—	—	—	—	—		—	121,785	6,676,254

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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)(2)(4)		(h)	(i)(3)(4)	(j)
Avid Modjtabai	210,810	—	31.40	2/26/2018	—		—	—	—
	62,420	—	13.05	2/24/2019	—		—	—	—
	—	—	—	—	1,532	B	83,984	—	—
	—	—	—	—	2,715	C	148,836	—	—
	—	—	—	—	4,539	D	248,828	—	—
	—	—	—	—	19,735	E	1,081,873	—	—
	—	—	—	—	284,419	F	15,591,840	—	—
	—	—	—	—	—		—	158,096	8,666,823
	—	—	—	—	—		—	121,785	6,676,254
Carrie L. Tolstedt	451,620	—	32.25	2/28/2016	—		—	—	—
	420,410	—	34.39	2/27/2017	—		—	—	—
	625,830	—	31.40	2/26/2018	—		—	—	—
	782,288	—	13.05	2/24/2019	—		—	—	—
	—	—	—	—	1,532	B	83,984	—	—
	—	—	—	—	3,386	C	185,621	—	—
	—	—	—	—	3,912	D	214,456	—	—
	—	—	—	—	19,735	E	1,081,873	—	—
	—	—	—	—	284,419	F	15,591,840	—	—
	—	—	—	—	—		—	158,096	8,666,823
	—	—	—	—	—		—	121,785	6,676,254
(1)	In accordance with SEC rules, this table does not include stock awards granted in February 2015. Values for stock awards in the table are based on the NYSE closing price per share of our common stock of $54.82 on December 31, 2014.

(2)	The unvested units of stock shown for the named executives in column (g) represent (1) Performance Shares granted in 2012 for which the performance period was completed on December 31, 2014, subject to written action by the HRC to be taken in March 2015 to certify the satisfaction of performance criteria for vesting and dividend equivalents credited in the form of additional shares; and (2) RSRs and dividend equivalents credited in the form of additional RSRs. These additional shares and RSRs will vest in each case when and as the related Performance Share or RSR award, as the case may be, vests.

The Performance Share awards, RSRs and related dividend equivalents shown in the table above have the following vesting schedules:

A.	60% of the indicated award vested by March 15, 2014; the remaining 40% will vest on March 15, 2015;
B.	In three equal installments—one-third of each indicated award vested on March 15, 2013 and 2014; the remaining one-third will vest on March 15, 2015;
C.	In three equal installments—one-third of each indicated award vested on March 15, 2014; the balance of the award will vest in equal installments on March 15, 2015 and 2016;
D.	In three equal installments—one third of each indicated award will vest on March 15, 2015; the balance of the award will vest in equal installments on March 15, 2016 and 2017;
E.	In four equal installments—one-fourth of each indicated award will vest in equal installments on July 22, 2015, 2016, 2017 and 2018; and
F.	In full on March 15, 2015, based on the satisfaction of applicable performance criteria certified by the HRC on that date for the three-year performance period ended December 31, 2014.

(3)

The number of shares shown in column (i) represents the target amount of (a) Performance Shares granted in 2013 that will vest in full, if at all, in the first quarter of 2016 after completion of the three-year performance period ending December 31, 2015, and (b) Performance Shares granted in 2014 that will vest in full, if at all, in the first quarter of 2017 after completion of the three-year performance period ending December 31, 2016, subject to the HRC’s determination that the Company has met RORCE performance criteria for the applicable three-year performance period, as well as Net Operating Loss and

62            Wells Fargo & Company 2015 Proxy Statement

performance-based vesting conditions specified in each award. The performance criteria and conditions for the 2014 Performance Shares are discussed in our CD&A and following the Grants of Plan-Based Awards table above. See “2014 Long-Term Incentive Compensation” in our CD&A.

(4)	As stated in footnotes (2) and (3), the number of RSRs shown in column (g) and the number of Performance Shares shown in column (i) include dividend equivalents credited in the form of, respectively, unvested additional RSRs and Performance Shares. These additional RSRs and Performance Shares were calculated based on dividends paid on the Company’s common stock and the NYSE closing price per share of Company common stock on each dividend payment date. As of December 31, 2014, each named executive was credited with the following number of dividend equivalents in the form of additional RSRs and Performance Shares: Mr. Stumpf, 50,648 RSRs (includes 2012 Performance Shares) and 22,361 Performance Shares; Mr. Shrewsberry, 15,766 RSRs (includes 2012 Performance Shares) and 5,199 Performance Shares; Mr. Sloan, 29,535 RSRs (includes 2012 Performance Shares) and 9,839 Performance Shares; Mr. Carroll, 22,022 RSRs (includes 2012 Performance Shares) and 9,839 Performance Shares; Ms. Modjtabai, 22,022 RSRs (includes 2012 Performance Shares) and 9,839 Performance Shares; and Ms. Tolstedt, 22,041 RSRs (includes 2012 Performance Shares) and 9,839 Performance Shares.

2014 Option Exercises and Stock Vested

The following table shows information about the value of options exercised, previously granted RSRs vested, and Performance Share awards vested based on the Company’s performance over the applicable three-year performance period during 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
John G. Stumpf	774,200	16,354,975	8,805	417,367
	120,040	2,454,218	620,187	29,396,842
	597,020	13,465,786	7,884	373,689
	190,880	4,159,275	9,391	445,144
John R. Shrewsberry	—	—	35,914	1,702,313
	—	—	9,953	471,793
	—	—	99,059	4,695,377
	—	—	10,849	514,262
	—	—	10,029	475,363
Timothy J. Sloan	258,080	5,828,737	53,871	2,553,496
	246,011	8,202,007	8,231	390,154
	—	—	284,251	13,473,508
	—	—	1,502	71,191
	—	—	1,879	89,048
David M. Carroll	—	—	1,914	90,710
	—	—	258,412	12,248,723
	—	—	1,502	71,191
	—	—	1,331	63,070
Avid Modjtabai	129,040	2,725,970	1,675	79,384
	168,170	3,191,867	258,412	12,248,723
	—	—	1,502	71,191
	—	—	1,331	63,070
Carrie L. Tolstedt	323,020	6,578,302	46,095	2,430,119
	56,040	852,368	900	42,639
	—	—	284,251	13,473,508
	—	—	1,502	71,191
	—	—	1,660	78,667
(1)	For purposes of column (c), the “value realized” on exercise of an option means the amount equal to the difference between the option exercise price and the NYSE closing share price of our common stock on each applicable date of exercise.

(2)	The number of shares shown in column (d) represents Performance Shares awards and RSRs and related dividend credits in the form of, respectively, additional Performance Shares and RSRs that vested on various dates during 2014. The “value realized” upon the vesting of these Performance Shares awards and RSRs and dividend credits is equal to the number of shares vested times the NYSE closing share price of our common stock on each applicable vesting date.

Post-Employment Compensation

During 2014, our named executives were eligible to participate in the following plans that provide post-employment compensation:

Wells Fargo 401(k) Plan.    The 401(k) Plan is a defined contribution plan intended to comply with ERISA and to qualify under the IRC as both an employee stock ownership plan and a 401(k) cash or deferred arrangement.

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Generally, U.S. team members who are classified as regular or part-time employees by the Company, who have certified compensation in a pay period in which they are actively employed at least one day, who are employed by a participating employer, and who have completed one month of service are eligible to actively participate in and make salary deferral contributions to the 401(k) Plan. Under the 401(k) Plan, a participant becomes eligible for quarterly employer matching contributions as of the first day of the calendar quarter following completion of one year of employment. In addition, the Company can decide to provide a discretionary profit sharing contribution under the 401(k) Plan. A team member would generally be eligible to receive any discretionary profit sharing contribution approved with respect to a particular plan year if the team member is eligible to actively participate in the 401(k) Plan and is a regular or part-time employee of a participating employer who is not on a salary continuation leave on the last day of the plan year, has completed one year of service with the Company, and received certified compensation from a participating employer during the plan year. Information about the amount of Company contributions for 2014 for each named executive appears in column (i) and footnote (9) of the Summary Compensation Table.

Wells Fargo Deferred Compensation Plan.    The Deferred Compensation Plan is an unfunded non-qualified deferred compensation plan subject to IRC Section 409A. The plan allows certain members of management and highly compensated team members to defer receipt of compensation that would otherwise be currently paid to them until a future date, as selected by the team member. The amount deferred includes both employee and employer contributions. Any team member who has been selected for participation is eligible to defer in any given year. Information about the named executives’ participation, including benefits accrued in 2014, appears in the Non-Qualified Deferred Compensation table, footnotes and accompanying narrative below.

Our named executives, except Mr. Carroll, were eligible to participate in the following plans that provide post-employment compensation. Effective July 1, 2009, these plans were frozen and no further benefits are provided under the plans for compensation or periods of service after that date, except for investment credits on existing balances.

Wells Fargo Cash Balance Plan.    The Cash Balance Plan is a defined benefit pension plan intended to qualify under the IRC and comply with ERISA. Prior to the freeze, U.S. team members who had completed one year of service with the Company or a participating subsidiary automatically participated. Information about the named executives’ benefits appears in the Pension Benefits table, footnotes and accompanying narrative below.

Wells Fargo Supplemental Cash Balance Plan.    The Supplemental Cash Balance Plan is an unfunded non-qualified deferred compensation plan subject to IRC Section 409A. Prior to the freeze, team members who completed one year of service and who lost benefits under the qualified Wells Fargo Cash Balance Plan due to IRC imposed limits or due to deferrals under the Wells Fargo Deferred Compensation Plan were eligible to participate. Information about the named executives’ benefits appears in the Pension Benefits table, footnotes and accompanying narrative below. We refer to the Wells Fargo Cash Balance Plan and the Wells Fargo Supplemental Cash Balance Plan together as the “Combined Plans.”

Wells Fargo Supplemental 401(k) Plan.    The Supplemental 401(k) Plan is an unfunded non-qualified deferred compensation plan subject to IRC Section 409A. Prior to the freeze, team members who completed one year of service and who lost benefits under the Wells Fargo 401(k) Plan due to IRC imposed limits or due to deferrals under the Wells Fargo Deferred Compensation Plan were eligible to participate. Information about the named executives’ benefits appears in the Non-Qualified Deferred Compensation table, footnotes and accompanying narrative below.

Mr. Carroll was eligible to participate in the following plans that provide post-employment compensation until the dates these plans were frozen as described below:

Wachovia Pension Plan.    The Wachovia Pension Plan is a defined benefit pension plan sponsored by Wachovia Corporation that was intended to qualify under the IRC and comply with ERISA. Effective July 1, 2009, the plan was frozen completely and merged into the Wells Fargo Cash Balance Plan. Prior to the freeze and merger, eligible legacy Wachovia team members who had completed one year of service with Wachovia Corporation or a participating subsidiary participated in the Wachovia Pension Plan. Information about Mr. Carroll’s benefits appears in the Pension Benefits table, footnotes and accompanying narrative below.

Wachovia Deferred Compensation Plans.    The Wachovia Deferred Compensation Plans are unfunded non-qualified deferred compensation plans that allowed certain highly compensated and management team members to defer the receipt of compensation that would otherwise be paid to them in the year earned until a future year. Effective December 31, 2001, these plans were frozen to new contributions. Prior to the freeze, senior managers selected by

64            Wells Fargo & Company 2015 Proxy Statement

Wachovia Corporation’s former Chief Executive Officer were eligible to participate. Information about Mr. Carroll’s benefits appears in the Non-Qualified Deferred Compensation table, footnotes and accompanying narrative below.

Wachovia Savings Restoration Plan.    The Wachovia Savings Restoration Plan is an unfunded, non-qualified deferred compensation plan. It provided for pre-tax deferral contributions to restore 401(k) plan contributions beyond the IRS qualified savings plan contribution limitations. Effective December 31, 2007, the plan was frozen to additional contributions. Prior to the freeze, employees with an annual base salary greater than the IRC annual covered compensation limit were eligible to participate. Information about Mr. Carroll’s benefits appears in the Non-Qualified Deferred Compensation table, footnotes and accompanying narrative below.

Mr. Stumpf may become eligible to receive benefits provided under our Chairman/CEO Retirement Policy. Information about Mr. Stumpf’s benefits under the Chairman/CEO Retirement Policy appears under “Potential Post-Employment Payments” below. We also describe under “Potential Post-Employment Payments” the benefits that would be payable to our named executives under certain of these plans (excluding benefits under plans in which all team members generally may participate), assuming each named executive had terminated employment with the Company on December 31, 2014.

2014 Pension Benefits

The following table provides information about the retirement benefits expected to be paid to each of our named executive officers under the pension plans in which the named executive officer participates. The terms of the plans are described below the table.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
John G. Stumpf	Cash Balance Plan	27	969,551	—
	Supplemental Cash Balance Plan (3)	27	19,883,536	—

	Total		20,853,087	—

John R. Shrewsberry	Cash Balance Plan	8	78,534	—
	Supplemental Cash Balance Plan	8	227,998	—

	Total		306,532	—

Timothy J. Sloan	Cash Balance Plan	21	145,642	—
	Supplemental Cash Balance Plan	21	1,082,235	—

	Total		1,227,877	—

David M. Carroll	Cash Balance Plan (4)	28	854,641	—

	Total		854,641	—

Avid Modjtabai	Cash Balance Plan	16	142,246	—
	Supplemental Cash Balance Plan	16	384,758	—

	Total		527,004	—

Carrie L. Tolstedt	Cash Balance Plan	20	233,944	—
	Supplemental Cash Balance Plan	20	959,710	—

	Total		1,193,654	—

(1)	As a result of the freeze of the Wells Fargo Cash Balance Plan and the Wells Fargo Supplemental Cash Balance Plan, credited service for all of the plans listed in the above table was frozen as of July 1, 2009.

(2)	The amounts shown in column (d) are determined as of December 31, 2014. See the information under “Valuation of Accumulated Benefits under the Combined Plans” below. Following the freeze of the Combined Plans, no additional benefits will accrue other than investment credits as described in the narrative below.

(3)	Under the terms of the Combined Plans, Mr. Stumpf is entitled to receive the greater of his vested “Account Balances” and an “Alternative Benefit” under the retirement plans described below under “Alternative Retirement Benefit Calculation.” Since the formula used to compute the “Alternative Benefit” under these plans results in a greater benefit, this greater benefit is included in column (d).

(4)	Effective July 1, 2009, the Wachovia Corporation Pension Plan was frozen and merged into the Wells Fargo Cash Balance Plan. Accordingly, the benefits Mr. Carroll accrued under the Wachovia Pension Plan, as described below under “Wachovia Pension Plan,” will be paid from the Wells Fargo Cash Balance Plan.

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Wells Fargo Cash Balance Plan and Supplemental Cash Balance Plan.    Under the Wells Fargo Cash Balance Plan, pension benefits generally are determined by the value of the team member’s vested cash balance account (“Account”). Prior to the freeze of the Cash Balance Plan on July 1, 2009, a team member’s Account was credited with compensation credits and investment credits each quarter. Compensation credits to the Account were based on a percentage of the team member’s certified compensation for the quarter, subject to the annual IRC maximum. The percentage was based on points assigned to each team member equal to the sum of the team member’s age and years of credited service as of the end of each quarter. Since the freeze of the Cash Balance Plan, Accounts are no longer credited with compensation credits.

Each Account continues to be credited, on the last day of each quarter, with investment credits. For 2014, the quarterly investment credit was determined by multiplying the amount of the Account balance at the beginning of the quarter by 25% of an average of 30-year U.S. Treasury bond rates (adjusted quarterly). Under the Cash Balance Plan, the investment credit for each calendar quarter beginning on or after January 1, 2009 shall not be less than 25% of 2.83%. The minimum rate does not apply to the Supplemental Cash Balance Plan.

The Account balance vested 100% after three years of service with the Company. The value of the vested Account balance in the Cash Balance Plan is payable to the team member at any time after termination of employment in either a lump sum or an actuarially equivalent monthly annuity as provided under the Cash Balance Plan and as elected by the team member.

As permitted by ERISA and the IRC, team members who participated in the Cash Balance Plan, including the named executives, whose benefits under the Cash Balance Plan were limited due to IRC imposed limits or whose benefits were limited because they chose to defer a portion of their compensation into the Deferred Compensation Plan, also participated in the Supplemental Cash Balance Plan. Under this non-qualified plan, participants also received compensation and investment credits to their plan accounts, determined by points assigned to each team member at the end of each year based on years of service and age. The Supplemental Cash Balance Plan was also frozen as of July 1, 2009.

The value of the vested Account balance in the Supplemental Cash Balance Plan is payable to the team member in either a lump sum or an actuarially equivalent monthly annuity in the year following the team member’s “separation from service” as defined in the Supplemental Cash Balance Plan and IRC Section 409A. Pursuant to IRC Section 409A, all team members who were participants in the Supplemental Cash Balance Plan made an irrevocable election as to the form of distribution (lump sum or monthly annuity) prior to December 31, 2008. That election will govern the form of distribution that will be paid following the team member’s separation from service. The named executives’ elections are set forth in footnote (2) to the table under “Potential Post-Employment Payments” below.

Under the Combined Plans, “normal retirement age” is defined as age 65.

Alternative Retirement Benefit Calculation.    When we converted the Combined Plans from traditional defined benefit plans to cash balance plans as of July 1, 1999, following the merger between the former Norwest and the former Wells Fargo, the Company retained the formula for calculating benefits for former Norwest team members who were at least 45 years of age and had at least five years of credited service as team members on June 30, 1999. Upon termination of employment, those team members will receive the greater of their Account balances under the current Combined Plans or the benefits they would have received under the Combined Plans using the plan formula as in effect prior to the July 1, 1999 amendments (the “Alternative Benefit”).

We calculate the Alternative Benefit based on a formula that uses age, years of credited service calculated as of July 1, 2009, and certified compensation through July 1, 2009. Using this formula, we compute a monthly benefit payable for the team member’s lifetime beginning at “regular retirement age” as defined in the Combined Plans. This monthly benefit equals a percentage of a team member’s final average monthly earnings multiplied by years of credited service. The Alternative Benefit calculation does not take into account more than 35 years of credited service. Benefits payable under the Combined Plans using the Alternative Benefit formula are reduced if a team member terminates employment and begins receiving benefit payments prior to reaching “regular retirement age.”

Mr. Stumpf was the only named executive who was eligible to receive the Alternative Benefit because he was the only named executive who was at least 45 years old with at least five years of service as a former Norwest team member on June 30, 1999. Regular retirement age for Mr. Stumpf is age 66. The “present value of accumulated benefits” under the Combined Plans using the Alternative Benefit calculation is greater than his respective Account balances; therefore, we show this greater amount in column (d) of the Pension Benefits table above.

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Wachovia Pension Plan.    The Wachovia Pension Plan provides both a traditional “defined benefit” pension benefit (“traditional pension benefit”) commencing at age 65, determined as described below, and a cash balance account that consists of annual pay credits and interest credits. The traditional pension benefit provides for an annual benefit commencing at age 65 based on a formula that uses final average monthly compensation as of December 31, 2007 and years of benefit service as of December 31, 2007. The traditional benefit payable under the Wachovia Pension Plan was frozen effective December 31, 2007 and the cash balance account benefit became effective January 1, 2008. A participant’s cash balance account was credited with a 3% pay credit each year and an interest credit based on the yield on 10-year Treasury Constant Maturities.

Effective January 1, 2008, no new employees were eligible to participate in the Wachovia Pension Plan. Prior to that date, employees who were full-time or part-time, had reached age 21 and had completed one year of service were eligible to participate in the Wachovia Pension Plan. Participants became vested in the Wachovia Pension Plan after completing three years of vesting service based on 1,000 hours of service in a calendar year. The value of the vested Wachovia Pension Plan benefit is payable to the participant at any time after termination of employment in either a lump sum or an actuarially equivalent monthly annuity as provided under the terms of the Wachovia Pension Plan and as elected by the participant. “Normal retirement age” under the Wachovia Pension Plan is defined as age 65. Effective July 1, 2009, the Wachovia Pension Plan was frozen completely and merged into the Wells Fargo Cash Balance Plan.

Valuation of Accumulated Benefits under the Combined Plans.    The value of the accumulated benefits for each named executive under the Combined Plans is calculated as of December 31, 2014, the measurement date we use to measure plan assets and benefit obligations under such plans for purposes of our 2014 audited financial statements. For purposes of calculating the “present value of the accumulated benefits” shown in the Pension Benefits table, we used the same accounting policies (ASC 715) that we used to compute our benefit obligations under these plans and arrangements in our financial statements, except as follows:

•	We made no assumption for death or termination of employment of named executives prior to normal retirement age;

•

We assumed that all named executives would elect to receive their retirement benefits under these plans in a lump sum, in lieu of the assumption used for our financial statements that 90% of team members would elect to receive their retirement benefits in a lump sum, and 10% would elect an annuity. These modified assumptions reflect the fact that team members who retire after July 1, 1999, including the named executives, are eligible to elect to receive benefits under the Combined Plans either as a lump sum or an annuity and that in excess of 90% of all team members who retired since July 1, 1999 have elected a lump sum payment. Since January 1, 2009, benefit payments in the Combined Plans are no longer linked. Under IRC Section 409A, team members were allowed to make an irrevocable benefit election of a lump sum or annuity form of distribution prior to December 31, 2008 from the Supplemental Cash Balance Plan. The named executives’ elections are set forth in footnote (2) to the table under “Potential Post-Employment Payments” below. Their benefit in the applicable plan will be paid in the form elected in the year following separation of service;

•	We assumed no future increases in compensation after June 30, 2009;

•	We assumed no future service after June 30, 2009; and

•	We used as “normal retirement age” under the terms of each applicable plan:

–	Age 65 for the Combined Plans;

–	Age 66 for the “Alternative Benefit” under the Combined Plans; and

–	Age 62 for Mr. Carroll under the Wachovia Pension Plan.

A complete description of the accounting policies, actuarial, and other assumptions we used to compute these benefits, except as noted above, can be found under “Note 20 (Employee Benefits and Other Expenses)” to our 2014 financial statements.

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2014 Non-Qualified Deferred Compensation

The following table provides information about the participation by each named executive officer in our nonqualified deferred compensation plans. The terms of the plans are described below the table.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(1)(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
(a)	(b)	(c)	(d)	(e)	(f)
John G. Stumpf
Deferred Compensation Plan	—	—	9,464	—	150,834
Supplemental 401(k) Plan	—	—	803,937	—	4,154,934
John R. Shrewsberry
Deferred Compensation Plan	1,516,667	—	95,642	—	2,471,441
Supplemental 401(k) Plan	—	—	109,420	—	565,510
Timothy J. Sloan
Deferred Compensation Plan	—	—	189,100	—	11,353,093
Supplemental 401(k) Plan	—	—	411,348	—	2,125,941
David M. Carroll
Wachovia Deferred Compensation Plans	—	—	27,525	51,411	551,357
Wachovia Savings Restoration Plan	—	—	25,626	—	533,732
Avid Modjtabai
Deferred Compensation Plan	—	—	3,582	—	82,849
Supplemental 401(k) Plan	—	—	160,256	—	828,241
Carrie L. Tolstedt
Deferred Compensation Plan	—	—	—	—	—
Supplemental 401(k) Plan	—	—	334,562	—	1,729,096
(1)	None of the earnings shown in column (d) for Messrs. Stumpf, Sloan, or Shrewsberry, or for Mses. Modjtabai or Tolstedt have been included in the Summary Compensation Table because none are “preferential” or “above-market.” As discussed in footnote (8) to the Summary Compensation Table, $10,276 of the earnings shown for Mr. Carroll in column (d) above represents earnings on deferred compensation under the Wachovia Deferred Compensation Plans at an interest rate (the prime rate averaged over four quarters plus 2%) that may be deemed “preferential” or “above-market.” As required by SEC rules, this amount has been included for Mr. Carroll in column (h) to the Summary Compensation Table. The Wachovia Deferred Compensation Plans have been frozen, and no additional deferrals may be made by Mr. Carroll or any other participant under those plans.

(2)	As of December 31, 2014, all amounts credited to the Supplemental 401(k) Plan accounts are treated as if invested in our common stock and can be paid only in the form of shares of our common stock. Distributions of these shares will be made in either a lump sum or annual installments payable over ten years or less as elected by the named executive prior to December 31, 2008. If a named executive elects installment distribution, all shares remaining in his or her account will earn dividends (which, for dividends paid on or after January 1, 2015, will be credited to the CD Investment Option, unless the executive elects to have such dividends reinvested in the form of additional shares) at the same rate as all other Company common stockholders.

(3)	Amounts in column (f) include (i) amounts received as salary or cash incentive and deferred by those named executives who participated in the Wells Fargo Deferred Compensation Plan, the Wachovia Deferred Compensation Plans or the Wachovia Savings Restoration Plan and (ii) our contributions credited to the Supplemental 401(k) Plan on behalf of named executives through 2009. The Supplemental 401(k) Plan, frozen effective July 1, 2009, allowed only employer contributions. All amounts included in column (f), except those presented for Mr. Carroll, have been disclosed in the Summary Compensation Table and related footnotes in our proxy statements for each prior year in which we included the named executive, except for earnings on these amounts, none of which were considered “preferential.” Amounts included for Mr. Carroll for years prior to 2008 were included in Wachovia Corporation proxy statements.

The aggregate amount of all salary and/or cash incentive deferred (if any) under the Deferred Compensation Plan and contributions credited under the Supplemental 401(k) Plan that we disclosed in Summary Compensation Tables in prior years’ proxy statements, and the years in which the named executive appeared in these prior proxy statements, is as follows: Mr. Stumpf—$1,287,357 in Supplemental 401(k) Plan contributions (2003-2014) and Ms. Tolstedt—$57,000 in base salary deferrals, and $422,604 in Supplemental 401(k) Plan contributions (2006-2008, 2010-2014).

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The number of shares of our common stock credited to the Supplemental 401(k) Plan account for each named executive officer as of December 31, 2014 is:

Name	Common Stock Share Credits
John G. Stumpf	75,792
John R. Shrewsberry	10,316
Timothy J. Sloan	38,780
Avid Modjtabai	15,108
Carrie L. Tolstedt	31,541

We calculated these common stock share credits for each named executive by dividing the Supplemental 401(k) Plan account balance on December 31, 2014 by $54.82, the closing price of our common stock on that date.

Wells Fargo Deferred Compensation Plan.    The Deferred Compensation Plan allows certain members of management and highly compensated team members to defer the receipt of compensation that would otherwise be paid to them currently until a future year or years as selected by the team member. For 2014, compensation eligible for deferral includes salaries, incentives, commissions and bonuses earned during 2014 and payable no later than March 15, 2015, subject to any limitations on the amount or type determined by the plan administrator. The Deferred Compensation Plan also provides for supplemental Company matching contributions and supplemental Company discretionary profit sharing contributions related to any compensation deferred by a plan participant, including named executives, that would have been eligible (up to certain IRS limits) but for this deferral for a matching contribution or discretionary profit sharing contribution under the Wells Fargo 401(k) Plan.

The Deferred Compensation Plan currently offers three broad categories of earnings options:

•

The CD option, in which the deferred compensation earns the same return as if it were a $10,000 certificate of deposit with a maturity of one year sold by Wells Fargo Bank, N.A. available in Minnesota (the “CD Investment Option”);

•	The fund options shown in the table below, in which the deferred compensation earns the same return as if invested in one of the applicable investment options; and

•	The common stock option, in which the deferred compensation earns the same return as if invested in our common stock, including reinvestment of dividends.

A team member may allocate deferred compensation among the earnings options in increments of 1% and may elect to reallocate his or her deferral account as of each business day. However, any deferral amounts allocated to the common stock option are required to remain in the common stock option and may not be reallocated.

The rate offered in 2014 for the CD Investment Option was 0.05%. The total return in 2014 for each of the fund options is listed below. Total return is calculated by taking the change in net asset value of a fund, reinvesting all income and capital gains or other distributions during the period, and dividing by the starting net asset value. Total return does not reflect sales charges, but does account for management, administrative and Rule 12b-1 fees, as well as other costs that are automatically deducted from fund assets.

Fund-Type Earnings Options	2014
U.S. Bond Index Fund	5.95%
Standard and Poor’s 500 Index Fund	13.67%
Standard and Poor’s MidCap Index Fund	9.72%
Russell Small Cap Index Fund	4.73%
NASDAQ 100 Index Fund	19.30%
International Equity Fund	-5.46%
Emerging Markets Equity Fund	-3.81%
Global Advantage Strategy Bond Fund	-1.21%
Dow Jones Target Today Fund	3.63%
Dow Jones Target 2010 Fund	3.94%
Dow Jones Target 2015 Fund	4.23%

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Fund-Type Earnings Options	2014
Dow Jones Target 2020 Fund	4.47%
Dow Jones Target 2025 Fund	4.76%
Dow Jones Target 2030 Fund	5.08%
Dow Jones Target 2035 Fund	5.30%
Dow Jones Target 2040 Fund	5.54%
Dow Jones Target 2045 Fund	5.62%
Dow Jones Target 2050 Fund	5.73%
Dow Jones Target 2055 Fund	5.70%

The reported high, low and closing sales prices per share of our common stock and the cash dividend paid per share for each quarter during 2014 is shown in the table below.

	High Price	Low Price	Closing Price	Dividend
First Quarter	$49.97	$44.17	$49.74	$0.30
Second Quarter	$53.05	$46.72	$52.56	$0.35
Third Quarter	$53.80	$49.47	$51.87	$0.35
Fourth Quarter	$55.95	$46.44	$54.82	$0.35

Upon withdrawal, account balances allocated to the common stock option are distributed in shares of our common stock, and account balances allocated to the other earnings options are paid in cash.

A team member electing to defer compensation selects the year the distribution is to begin and the method of the distribution—either lump sum or annual installments over no more than ten years. The team member cannot change the selected method of the distribution, but may elect one time to re-defer a distribution to a year that is at least five years after the date originally selected if it relates to a deferral for 2005 or later, or at least three years after the date originally selected if it relates to a deferral for 2004 or earlier. Distributions will begin in March of the year selected by the team member. If the team member incurs a “separation from service” as defined in the Deferred Compensation Plan and under IRC Section 409A, before commencement of distribution, the distribution will begin as soon as practicable after the March 1 immediately following a separation from service. If the team member incurs a separation from service after commencement of distribution, the team member’s deferral account balances will continue to be distributed in accordance with the original election. If the team member dies before receiving all payments, the remaining balance will be paid to the team member’s designated beneficiary or, if none, according to the structure outlined in the Deferred Compensation Plan.

Except as noted below, a team member may not take an early withdrawal of any portion of his or her deferral account for amounts related to a deferral for 2004 or later. For amounts related to deferrals for 2003 or earlier, the requirements regarding early withdrawal are governed by the Deferred Compensation Plan in effect at the time of the deferral. A team member may withdraw all or a portion of his or her deferral account related to deferrals on or after January 1, 2013 due to an unforeseen emergency, as defined in the Deferred Compensation Plan.

Wachovia Deferred Compensation Plans.    The Wachovia Corporation Executive Deferred Compensation Plans I and II are unfunded, nonqualified deferred compensation plans that provided senior managers selected by Wachovia Corporation’s former Chief Executive Officer the ability to voluntarily defer base salary and/or incentive payments until a future date (generally retirement, death or separation from service). Participation in these plans was frozen and contributions ceased effective December 31, 2001. Participants’ account balances are credited with a rate of interest equal to the average of the Prime Rate over four quarters plus 2%. The interest is credited on December 31 each year.

The Executive Deferred Compensation Plan I provides that a participant’s account balance be paid in approximately 10 equal installments. In the event that a participant voluntarily terminates employment and/or becomes affiliated with a competitor, payment will be made in a lump sum. The Executive Deferred Compensation Plan II allows a participant to elect whether to receive payments in a lump sum or annual installments paid over ten years. In the event that a participant voluntarily terminates employment and/or becomes affiliated with a competitor, payment will be made in a lump sum. Loans are not permitted under these plans. In the event of an unforeseeable emergency resulting from unusual or extraordinary events that cause severe financial hardship,

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participants may petition for a hardship distribution subject to administrative committee approval. The Executive Deferred Compensation Plan I also allows a participant to irrevocably elect to withdraw an amount from the plan 90 days prior to December 31 every five years. There is a 6% penalty associated with this type of withdrawal.

Wells Fargo Supplemental 401(k) Plan.    The Supplemental 401(k) Plan is a non-qualified plan designed to restore certain benefits lost due to IRC-imposed limits on contributions and/or eligible compensation in the Wells Fargo 401(k) Plan. Prior to the freeze of the Supplemental 401(k) Plan on July 1, 2009, all of the named executives except Mr. Carroll were eligible for, and were automatically enrolled in, the Supplemental 401(k) Plan.

Prior to the freeze on July 1, 2009, the Supplemental 401(k) Plan provided for Company contributions equal to the team member’s deferral election in the Wells Fargo 401(k) Plan as of January 1 for the relevant year up to 6% of certified compensation, as defined in the plan. No team member contributions were accepted in the Supplemental 401(k) Plan. The Company credited contributions in the Supplemental 401(k) Plan if a team member’s matching contributions in the Wells Fargo 401(k) Plan were limited due to IRC-imposed limits or due to deferrals under the Wells Fargo Deferred Compensation Plan.

Contributions allocated to Supplemental 401(k) Plan accounts are treated as if invested in our common stock. Additional contributions are credited to reflect dividends paid. For dividends paid before January 1, 2015, all dividend allocations were treated as if reinvested in our common stock. For dividends paid on or after January 1, 2015, the dividend allocation will be credited to the CD Investment Option unless the team member elects before the dividend payment date to have the dividend treated as if reinvested in our common stock. The rate during 2014 for the CD Investment Option and the reported high and low sales and closing prices per share of our common stock and the cash dividend paid per share for each quarter during 2014 are shown above under “Wells Fargo Deferred Compensation Plan.”

Loans and withdrawals are not allowed from the Supplemental 401(k) Plan. Distribution of a team member’s vested Supplemental 401(k) Plan account balance in a lump sum or in installments as previously elected by the team member will be made or begin as soon as administratively feasible in the calendar year following the year the team member incurs a separation from service. Distributions from that portion of a team member’s account under the Supplemental 401(k) Plan treated as invested in Company common stock can be paid only in the form of shares of our common stock except for fractional shares, which are paid in cash. Distributions from any portion of a team member’s account under the Supplemental 401(k) Plan that, on or after January 1, 2015, is credited to the CD Investment Option will be paid in cash. If the team member dies before receiving a complete distribution, the amount is paid to the team member’s beneficiary, as determined under the Wells Fargo 401(k) Plan.

Wachovia Corporation Savings Restoration Plan.    The Wachovia Corporation Savings Restoration Plan is an unfunded, nonqualified deferred compensation plan that provided for pre-tax deferral contributions to restore 401(k) plan contributions beyond the IRS qualified plan contribution limitations. Employees with an annual base salary greater than IRC annual covered compensation limits were eligible to participate and could elect to contribute up to 30% of base salary. Wachovia matched participants’ contributions on a dollar for dollar basis up to 6% of base salary. The Savings Restoration Plan was frozen to additional contributions effective December 31, 2007.

Participants with account balances as of December 31, 2007, direct deferred balances among investment index benchmarks that generally mirror those offered in the Wells Fargo 401(k) Plan, with the exception of the Wells Fargo ESOP Fund or Wells Fargo Non-ESOP Fund. Participants may reallocate deferred balances among the various investment indexes on a daily basis.

At the time participants elected to participate in the plan, they chose whether to receive payments in a lump sum or annual installments paid over ten years. Participants also chose when payments will be made, either at separation or retirement (whichever occurs earlier) or after a specified number of years not to be less than five years.

Loans are not permitted under the plan. In the event of an unforeseeable emergency resulting from unusual or extraordinary circumstances that cause severe financial hardship, participants may petition for a hardship distribution subject to administrative committee approval in accordance with IRC Section 409A and other

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regulatory constraints. In the event a participant ceases to be employed, the account balance will be distributed, in accordance with the elected method of distribution.

Potential Post-Employment Payments

The table below shows potential post-employment payments to the applicable named executives under our Supplemental Cash Balance Plan. We assumed each of these individuals terminated his or her employment on December 31, 2014 and benefits were paid beginning January 1, 2015. The amounts shown in this table do not include retirement benefits under our qualified Cash Balance Plan generally provided to U.S. team members. The amounts shown in this table also do not include distributions of balances under our deferred compensation plans and Supplemental 401(k) Plan, which balances are shown in the Non-Qualified Deferred Compensation table above.

		Payable As(2)
Name	Benefit Under(1)	Lump Sum($)	Monthly Life-Only Annuity($)
John G. Stumpf	Supplemental Cash Balance Plan	24,372,154	n/a
John R. Shrewsberry	Supplemental Cash Balance Plan	254,981	n/a
Timothy J. Sloan	Supplemental Cash Balance Plan	n/a	5,859
David M. Carroll	Supplemental Cash Balance Plan	n/a	n/a
Avid Modjtabai	Supplemental Cash Balance Plan	419,757	n/a
Carrie L. Tolstedt	Supplemental Cash Balance Plan	1,031,303	n/a
(1)	The benefits payable under the plan shown in this table are the same benefits included in the Pension Benefits table above, but calculated using a different valuation date and assumptions. Information about benefits payable to named executives under the Combined Plans appears in the narrative following the Pension Benefits table.

(2)	In accordance with IRC Section 409A, the named executives have made the following irrevocable payment elections under the plan shown in this table: Messrs. Stumpf and Shrewsberry and Mses. Modjtabai and Tolstedt elected to receive their respective benefits under the Supplemental Cash Balance Plan as lump sums; Mr. Sloan elected to receive his benefits under the Supplemental Cash Balance Plan as an annuity.

The table above does not include payments and benefits provided on a non-discriminatory basis to team members upon termination of employment, including retirement. These include accrued salary; salary continuation payments; distributions of plan balances under our 401(k) Plan; and welfare benefits provided to all retirees, including retiree medical insurance. We do not have employment or “golden parachute” or other severance agreements with our named executives.

Information about benefits payable to named executives under the Cash Balance and Supplemental Cash Balance Plans appears in the narrative following the Pension Benefits table. Additional information about potential post-employment payments for named executives appears below.

Chairman/CEO Post-Retirement Policy.    Mr. Stumpf is covered under our Chairman/CEO Post-Retirement Policy which, with the agreement of the Board and the HRC, will provide him with office space, an administrative assistant, and a part-time driver at our expense for two years following his retirement date if he continues to be available for consultation with management and to represent us with customers, the community, and team members during this period. Assuming Mr. Stumpf retired on December 31, 2014 and began providing services under this policy on January 1, 2015, he would be entitled to receive an estimated annual benefit under this policy of approximately $200,000.

Treatment of Stock Awards.    The LTICP was amended, and approved by our stockholders at our 2013 annual meeting, to remove the provision that would have accelerated vesting and payment of equity awards upon certain events, including an acquisition of the Company or major Board changes, unless the Board of Directors or HRC determines otherwise prior to the occurrence of that type of event. As a result of that amendment, “single trigger” vesting no longer applies to any of the outstanding equity awards granted under the LTICP. Instead, our equity award terms provide for accelerated or continued vesting upon termination of employment in certain circumstances. As shown in columns (g) and (i) of the Outstanding Equity Awards at Fiscal Year-End table, as of December 31, 2014, each of the named executives had outstanding and unvested stock awards in the form of RSRs

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and/or Performance Shares. The table below provides a general summary of the treatment of unvested RSR and Performance Share awards shown for each of the named executives in the Outstanding Equity Awards at Fiscal Year-End table upon termination of employment for certain reasons:

Reason for Termination	Impact on Vesting
Death	Immediate vesting of RSRs and Performance Shares, subject to performance conditions (1)
Disability

Immediate vesting of RSRs, subject to performance conditions (1)

Continued vesting on schedule of Performance Shares, subject to RORCE performance, other award conditions and compliance with covenants (5)

Involuntary not for cause (2)(3)	Immediate vesting of RSRs granted in 2011 or later Continued vesting on schedule of Performance Shares, subject to RORCE performance, other award conditions and compliance with covenants (5)
Retirement (4)	Continued vesting on schedule of RSRs and Performance Shares, subject to RORCE performance, other award conditions and compliance with covenants (5)
Voluntary or any other involuntary not for cause	Forfeit, unless Retirement eligible
Involuntary for cause (3)	Forfeit
(1)	Vesting of Performance Shares is at target, however, if termination occurs after the end of the applicable performance period but prior to payment, the final number of Performance Shares earned based on RORCE performance will vest. The 2012, 2013 and 2014 Performance Share awards are subject to an additional Net Operating Loss performance condition and the 2013 and 2014 Performance Share awards and RSRs are subject to additional performance-based vesting conditions.

(2)	Applicable only for awards granted in 2011 and later years. For awards granted in 2012 or later years, includes involuntary termination due to displacement, divestiture or an affiliate change in control.

(3)	For purposes of these awards, cause is generally defined as a termination of employment by the Company arising from or on or after (1) the continued failure by the team member to substantially perform his or her duties; (2) the conviction of a crime involving dishonesty or breach of trust, conviction of a felony, or commission of any act that makes the team member ineligible for coverage under Wells Fargo’s fidelity bond or otherwise makes the team member ineligible for continued employment; or (3) violation of the Company’s policies, including but not limited to Wells Fargo’s Code of Ethics and Business Conduct, Information Security Policies and Risk Management Accountability Policy.

(4)	Retirement as defined under the LTICP is met when the named executive has reached the earliest of: (1) age 55 with 10 completed years of service, or (2) 80 points (with one point credited for each completed age year and one point credited for each completed year of service), or (3) age 65. As of December 31, 2014, each of our named executives, other than Mr. Shrewsberry and Ms. Modjtabai, met this definition of retirement.

(5)	Covenants for purposes of continued vesting may include non-competition, non-solicitation of team members and customers, non-disclosure of trade secrets and other confidential information, and non-disparagement, subject to applicable state laws. Awards are also subject to our applicable clawback and recoupment policies. The 2012, 2013 and 2014 Performance Share awards are subject to an additional Net Operating Loss performance condition and the 2013 and 2014 Performance Share awards and RSRs are subject to additional performance-based vesting conditions.

RSRs and 2012 Performance Shares.    Assuming that as of December 31, 2014, the employment of each of the named executives had terminated due to death or disability (and for 2011 and later awards certain other involuntary termination events), but not retirement, the restrictions on each of the RSRs and 2012 Performance Shares shown in column (g) of the Outstanding Equity Awards at Fiscal Year-End table would have lapsed, and each named executive (or his or her beneficiaries in the case of death) would have been entitled to receive the

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number of shares (including dividend equivalents) shown opposite his or her name in column (g), and having the value shown in column (h) of the Outstanding Equity Awards at Fiscal Year-End 2014 table based on the NYSE closing price per share of our common stock of $54.82 on that date.

2013 and 2014 Performance Shares.    Assuming that as of December 31, 2014, the employment of each of the named executives had terminated due to death, each named executive (or his or her beneficiaries) would have been entitled to receive the target number of Performance Shares (including dividend equivalents) shown opposite his or her name in column (i) and having the value shown in column (j) of the Outstanding Equity Awards at Fiscal Year-End 2014 table based on the NYSE closing price per share of our common stock of $54.82 on that date.

Assuming that as of December 31, 2014, the employment of each of the named executives had terminated due to disability, certain other involuntary termination events, or retirement, each named executive would be entitled to receive the number of Performance Shares (including dividend equivalents) earned based on the Company’s performance after completion of the applicable three-year performance period for each award. As summarized above, these awards provide for continued vesting on schedule subject to applicable performance criteria and conditions in the event of termination due to disability, certain other involuntary termination events, or retirement. The following table includes the value of 2013 and 2014 Performance Shares and dividend equivalents for each named executive, based on the NYSE closing price per share of our common stock of $54.82 on December 31, 2014, assuming the maximum level of performance achievement as of that date for purposes of these disclosures. However, because the applicable performance period for each of these awards has not yet been completed, the actual number of 2013 and 2014 Performance Shares earned will depend on the Company’s level of RORCE performance over the performance period for each award.

Name	Award Date	Estimated Performance Shares(#)	Value($)
John G. Stumpf	3/8/2013	538,965	29,546,061
	2/25/2014	415,177	22,760,003
John R. Shrewsberry	2/26/2013	105,674	5,793,049
	2/25/2014	77,500	4,248,550
Timothy J. Sloan	3/8/2013	237,144	13,000,234
	2/25/2014	182,678	10,014,408
David M. Carroll	3/8/2013	237,144	13,000,234
	2/25/2014	182,678	10,014,408
Avid Modjtabai	3/8/2013	237,144	13,000,234
	2/25/2014	182,678	10,014,408
Carrie L. Tolstedt	3/8/2013	237,144	13,000,234
	2/25/2014	182,678	10,014,408

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ITEM 3—APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2015

The AEC selects, evaluates, and, where appropriate, replaces the independent registered public accounting firm (independent auditors) retained to audit the Company’s financial statements. The AEC has appointed KPMG LLP as our independent auditors for the year ending December 31, 2015, and stockholders will vote at the annual meeting to ratify this appointment. KPMG or its predecessors have examined our financial statements each year since 1931. The AEC exercises sole authority to approve all audit engagement fees and terms associated with the retention of KPMG. In addition to assuring the regular rotation of the lead audit partner as required by law, the AEC is involved in the selection of, and reviews and evaluates the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be regular rotation of the independent registered public accounting firm. The AEC and the Board believe that the continued retention of KPMG to serve as our independent auditors is in the best interests of the Company and its stockholders.

Although we are not required to seek stockholder ratification of KPMG’s appointment, the Board believes it is sound corporate governance to do so. If stockholders do not ratify the appointment of KPMG, the AEC will consider the stockholders’ action in determining whether to appoint KPMG as our independent auditors for 2016.

Representatives of KPMG will be present at the annual meeting to answer appropriate questions and to make a statement if they wish.

The Board recommends that you vote FOR the proposal to ratify the appointment of KPMG as our independent registered public accounting firm for 2015 (Item 3 on the proxy card).

KPMG Fees

We incurred the fees shown in the following table for professional services provided by KPMG for 2014 and 2013:

	2014	2013
Audit Fees (1)	$37,904,000	$36,114,000
Audit-Related Fees (2)	4,022,000	3,766,000
Tax Fees (3)	5,023,000	6,185,000
All Other Fees (4)	327,000	385,000

Total	$47,276,000	$46,450,000
(1)	Audit Fees principally relate to the audit of our annual financial statements, the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, and the audit of our internal control over financial reporting. Audit fees also relate to services such as subsidiary and statutory audits, managed fund audits, registration activities (i.e., comfort letters, consent filings, etc.), and regulatory and compliance attest services.

(2)	Audit-Related Fees principally relate to audits of employee benefit plans, review of internal controls for selected information systems and business units (Service Organization Control Reports), and due diligence work.

(3)	Tax Fees principally relate to the preparation of tax returns and compliance services, tax planning and consultation services and trust and estate tax compliance services.

(4)	Other Fees relate to non-tax related advisory and consulting services.

Audit and Examination Committee Pre-Approval Policies and Procedures

The AEC selects and oversees our independent auditors. AEC policy prohibits KPMG from providing certain non-audit services to us and requires all audit and permissible non-audit services provided by KPMG to be pre-approved by the AEC. There are three methods for pre-approving KPMG services. The AEC may pre-approve, on an annual basis, recurring services such as the audits of our annual financial statements and internal control over financial reporting and the review of our quarterly financial statements. Preliminary fee levels will not exceed the amount pre-approved for these services in the preceding calendar year, and changes to these fee levels as a result of changes

Wells Fargo & Company 2015 Proxy Statement            75

in the scope of services will be submitted to the AEC for pre-approval on an annual basis. The AEC must pre-approve changes in the scope of recurring services if they will result in fee increases in excess of a relatively small amount established by the AEC prior to such additional services being provided by KPMG. The AEC may also pre-approve, for a particular fiscal year, specific types of audit, audit-related and tax services, subject to a fee cap for each of the three service type categories. Finally, the AEC may pre-approve, from time to time during the year, services that have neither been pre-approved as recurring services nor pre-approved pursuant to the categorical pre-approval described above. Actual fees incurred for services provided to us by KPMG are reported to the AEC after the services have been fully performed. In determining whether to pre-approve the provision by KPMG of a permissible non-audit service, the AEC considers whether the provision of the service by KPMG could impair the independence of KPMG with respect to us. As part of this process, the AEC considers the facts and circumstances of the proposed engagement, including whether KPMG can provide the service more effectively and economically than other firms because of its familiarity with our businesses and operations. The AEC also considers the proposed engagement in light of any other non-audit services provided to us by KPMG and the fees paid to KPMG for those services. The AEC requires competitive bidding for non-audit services unless it is not warranted because of the facts and circumstances of the proposed engagement.

The AEC has delegated pre-approval authority to designated AEC members. Pre-approval by a designated AEC member is used for time-sensitive engagements. Pre-approval decisions by a designated AEC member are reported to the full AEC at a future meeting.

Audit and Examination Committee Report

The AEC’s charter, a copy of which is available on our website at https://www.wellsfargo.com/pdf/about/corporate/AE_committee_charter.pdf, sets forth the AEC’s purposes and responsibilities. The five members of the AEC who participated in the review, discussion, and recommendation of this report are named below. Each such member is independent, as independence for audit committee members is defined by NYSE rules. The Board has determined, in its business judgment, that each such member of the AEC is financially literate as required by NYSE rules and qualifies as an “audit committee financial expert” as defined by SEC regulations.

Management has primary responsibility for our financial statements and the overall reporting process and, with the assistance of our internal auditors, for maintaining adequate internal control over financial reporting for us and assessing the effectiveness of our internal control over financial reporting. The independent auditors are responsible for performing independent audits of our consolidated financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). These audits serve as a basis for the auditors’ opinions included in the annual report to stockholders addressing whether the financial statements fairly present our financial position, results of operations, and cash flows in conformity with U.S. generally accepted accounting principles and whether our internal control over financial reporting was effective as of December 31, 2014. The AEC’s responsibility is to monitor and oversee these processes.

The AEC has reviewed and discussed our 2014 audited financial statements with management. The AEC has discussed with KPMG the matters required to be discussed by applicable Public Company Accounting Oversight Board (PCAOB) standards, including matters relating to the conduct of the audit of our financial statements. KPMG has provided to the AEC the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the AEC concerning independence, and the AEC has discussed with KPMG that firm’s independence from us. Based on this review and these discussions, the AEC recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

Members of the Audit and Examination Committee:

James H. Quigley, Chair John D. Baker II Enrique Hernandez, Jr.	Federico F. Peña Susan G. Swenson

76            Wells Fargo & Company 2015 Proxy Statement

STOCKHOLDER PROPOSALS

We expect the following stockholder proposals (Items 4 and 5 on the proxy card) to be presented by certain stockholders at the annual meeting. The text of these proposals and supporting statements appear in the form in which we received them. All statements contained in the proposals and supporting statements are the sole responsibility of the proponents. The names and addresses of the proponents, and the numbers of shares held by the proponents, appear before their respective proposals.

The Board has carefully considered each of the following stockholder proposals and has concluded the adoption of these proposals would not be in the best interests of the Company or its stockholders. For the reasons stated after each proposal and its supporting statement, the Board recommends that you vote AGAINST each of these proposals.

Item 4 — Stockholder Proposal to Adopt a Policy

to Require an Independent Chairman

Gerald R. Armstrong, 621 Seventeenth Street, Suite 2000, Denver, CO 80293-2001, who held 23,934 shares of common stock on November 13, 2014, intends to submit a resolution to stockholders for approval at the annual meeting. The proponent’s resolution and supporting statement are printed below.

Resolution

That the shareholders of WELLS FARGO & COMPANY request its Board of Directors to adopt a policy, and amend the by-laws as necessary, to require the Chairman of the Board of Directors be an independent member of the Board of Directors.

This policy should not be implemented to violate any contractual obligation and should specify: (a) how to select a new “independent” chairman if the current chairman ceases to be independent during the time between annual meetings of shareholders; and, (b) that compliance is excused if no independent director is available and willing to serve as Chairman.

Supporting Statement

This proposal’s proponent is a longterm shareholder of WELLS FARGO & COMPANY and is responsible for its elimination of its “poison pill” and whose “Say-on-Pay” proposals were approved by shareholders on two occasions despite strong opposition of the Board of Directors.

In last year’s annual meeting, he presented a similar proposal which received votes from owners of 655,988,046 shares worth $23,504,051,688.18 on the meeting date.

He is familiar with Wells Fargo’s problems which were originated under an administration where one person served as Chairman and President and was accountable only to himself.

At TARGET CORPORATION where a “cyber security breach” which is reported as the “The Data Breach” in its reports, is faced with a loss of sales and many lawsuits which exposed massive amounts of credit card data of 40,000,000 card holders and personal information of 70,000,000 persons causing significant losses to customers, shareholders and banks providing credit/debit cards. An article in the American Banker (2/10/2014) estimated “Costs to Bank $172,000,000 and Rising.” Undoubtedly, it included costs to WELLS FARGO & COMPANY ultimately borne by its shareholders.

This is significant to WELLS FARGO & COMPANY’s shareholders because John G. Stumpf, our Chairman, President and Chief Executive Officer, is a member of the Board of Directors of TARGET CORPORATION where one person has been serving as its Chairman, President and Chief Executive Officer. The proponent asks, “If Mr. Stumpf could not see the weaknesses at TARGET CORPORATION, is he blind to possible problems at WELLS FARGO & COMPANY?”

The proponent believes that too many corporate boards are weakened by its members “in management we trust” attitude and he fears that without an independent chairman, Wells Fargo & Company’s President has become accountable only to himself.

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Norges Bank Investment Management has stated in support of a similar proposal:

“The roles of Chairman of the Board and CEO are fundamentally different and should not be held by the same person. There should be a clear division of responsibilities between these positions to insure a balance of power and authority on the Board. Approximately 48% of the S&P 500 companies have separate CEO and Chairman positions.

If you agree, please vote “FOR” this proposal.

Position of the Board

The Board recommends a vote AGAINST this proposal, which is identified as Item 4 on the proxy card, for the following reasons:

•

The Company’s corporate governance structure, including the composition of the Board, its committees, and its Lead Director who is available to meet with major stockholders to discuss governance and other matters, already provides effective independent oversight of management and Board accountability and responsiveness to stockholders;

•

If adopted, the proposal would unnecessarily restrict the Board’s ability to select the director best suited to serve as Chairman of the Board based on criteria the Board deems to be in the best interests of the Company and its stockholders; and

•

The Company’s governance structure is working effectively as evidenced by the Company’s strong financial performance, and our stockholders rejected a similar independent chairman proposal for the tenth consecutive year in 2014.

For the reasons described in “Board Leadership Structure and Lead Director,” at this time the Board believes that combining its CEO with the Chairman of the Board position is the most appropriate structure for the Company and best serves the interests of stockholders. The Company’s corporate governance structure, with its strong emphasis on Board independence, makes an absolute independent chairman requirement unnecessary. Fifteen of the 16 director nominees are independent under the Company’s Director Independence Standards, including the NYSE “bright-line” standards of independence, and each of the standing Board committees is comprised entirely of independent directors. The Board and its committees each meet in executive session on a regular basis without the presence of management, and all Board members have complete access to management and outside advisors. The Company has a Lead Director, appointed by the Company’s other independent directors, who provides independent Board leadership. The Lead Director has clearly defined responsibilities, including:

•	approving Board meeting agendas and approving meeting schedules to assure there is sufficient time for discussion of all agenda items,

•	calling and chairing executive sessions and meetings of non-management or independent directors, and calling special meetings of the Board,

•	working with committee chairs to ensure coordinated coverage of Board responsibilities,

•	serving as a liaison between the independent directors and the Chairman,

•	facilitating communication between the Board and senior management,

•	facilitating the Board’s review and consideration of stockholder proposals,

•	advising the Chairman and CEO on the informational needs of the Board and approving the types and forms of information provided to the Board, and

•	being available for consultation and direct communication with major stockholders of the Company to help ensure that the Board is accountable and responsive to stockholders.

As a result, the Board does not believe that a policy mandating an independent Chairman is necessary to achieve effective independent leadership and management oversight. Evidence that the Board’s current governance structure is working effectively includes the Company’s strong financial performance despite the challenging economic and regulatory environment for financial institutions during the past few years. For example, the

78            Wells Fargo & Company 2015 Proxy Statement

Company’s net income in 2014 and 2013 was $23.1 billion and $21.9 billion, respectively, and the Company’s total annual stockholder return for the one-, three- and five- year periods ended December 31, 2014 was 23.9%, 29.1% and 17.6%, respectively.

The Board also values its flexibility to select, on a case-by-case basis, the leadership arrangement best able to meet the Company’s needs based on the qualifications of the individuals available and circumstances existing at the time. The flexibility to select the right leadership structure for the Board and the Company is especially important in light of increased regulatory expectations for financial institutions. Imposing an inflexible rule regarding the Chairman position which may be contrary to the Board’s determination of the appropriate governance model could disrupt or impede governance of the Company as well as the Board’s internal working relationships and decision-making processes. The Board continues to believe the proposed policy would impose an unnecessary and potentially harmful restriction on the Board that is not in the best interests of the Company and its stockholders. Our stockholders have historically agreed with the Board and rejected similar independent chairman proposals every year since 2005.

Accordingly, the Board recommends that you vote AGAINST this proposal.

Item 5 — Stockholder Proposal to Provide a Report on

the Company’s Lobbying Policies and Practices

Trillium Asset Management, LLC, Two Financial Center, 60 South Street, Suite 1100, Boston, MA 02111, on behalf of Mayberry LLC (893 shares), Persephone LLC (913 shares), Episcopal City Mission (3,678 shares), and The Sierra Club Foundation (499 shares) which held the number of shares of the Company’s common stock shown in parentheses after their respective names as of November 14, 2014, intends to submit a resolution to stockholders for approval at the annual meeting. The proponents’ resolution and supporting statement are printed below.

Resolution

Whereas,

Lobbying exposes Wells Fargo & Company (“WFC”) to risks that could affect its stated goals, objectives, and ultimately shareholder value, and

We rely on the information provided by WFC to evaluate goals and objectives, and we, therefore, have a strong interest in full disclosure of its lobbying to assess whether its lobbying is consistent with its expressed goals and in the best interests of shareholders and long-term value.

Resolved, shareholders request the Board to authorize the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by WFC used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	WFC’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which WFC is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels. The report should be presented to the Audit Committee or other relevant Board committees and posted on WFC’s website.

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Supporting Statement

As shareholders, we encourage transparency and accountability in the use of staff time and corporate funds to influence legislation and regulation both directly and indirectly. Absent a system of accountability, company assets could be used for objectives contrary to WFC’s long-term interests.

WFC spent approximately $12 million in 2013 and 2014 on direct federal lobbying activities (Senate and House Reports). These figures may not include grassroots lobbying to influence directly legislation by mobilizing public support or opposition and do not include lobbying expenditures to influence legislation in states. WFC does not disclose its memberships in, or payments to, trade associations, or the portions used for lobbying. And WFC does not disclose membership in or payments to tax-exempt organizations that write and endorse model legislation, such as its $5,000 contribution to the 2013 annual meeting of the American Legislative Exchange Council.

Position of the Board

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 5 on the proxy card, for the following reasons:

•	The Company is already subject to extensive federal, state and local lobbying registration and public disclosure requirements; and

•

The Company already provides information on its website regarding its policies and practices on advocacy and lobbying, including Board and senior management oversight of the Company’s advocacy and lobbying activities, as well as information about the Company’s memberships in certain national and regional trade associations.

The Board believes that active engagement in the legislative process is an important part of responsible corporate citizenship. The Company participates in public policy advocacy on issues that impact its business, and regularly communicates with government policymakers, public officials and regulators at the local, state, and federal levels in order to protect and advance the long-term goals and interests of the Company and its customers and stockholders.

The Company’s advocacy activities are managed by the Company’s Corporate Responsibility and Government Relations team and overseen by the Board through its Corporate Responsibility Committee, which has the authority to review the Company’s government relations activities and public advocacy policies and programs. The Board believes that this proposal is unnecessary because the Company is already subject to, and complies with extensive federal, state and local lobbying registration and reporting requirements available to stockholders and the public generally. Pursuant to these requirements, the Company reports its advocacy and lobbying activities, including expenditures and the legislative issues in which the Company is engaged, as well as those persons who participate in our public advocacy programs, including employees and third parties. We provide information to stockholders and the general public about our advocacy guidelines and political contribution and engagement policies at https://www.wellsfargo.com/about/csr/government relations.

The Company is active in many regional and national trade associations. We believe these organizations offer excellent opportunities for our team members’ professional development and networking, as well as provide a forum for discussing important consumer issues and advocating for common business interests. Trade associations are not primarily lobbying entities, although a portion of their membership dues may be part of the funds used by a trade association in its discretion to engage in lobbying activities. We include on our website, and periodically update, information about national and regional trade groups receiving more than $25,000 in dues from the Company. The Company’s membership in these groups comes with an understanding that we may not always agree with every position a trade association takes, including on legislation and public policy issues.

The Board believes that the Company participates in the legislative process in a manner that is consistent with sound corporate governance practices. The Company already provides extensive publically available information regarding its public advocacy and lobbying policies and activities as required by law. It also provides information about these policies and activities, and the Company’s memberships in, and dues paid to significant national and regional trade groups on its website. For these reasons, the Board believes the requested report is unnecessary.

Accordingly, the Board recommends that you vote AGAINST this proposal.

80            Wells Fargo & Company 2015 Proxy Statement

VOTING AND OTHER MEETING INFORMATION

We provide below information on voting at the annual meeting, as well as other annual meeting information, including who can vote, the number of shares required to be present to hold the annual meeting, how to vote your shares, the vote required for the items to be presented at the meeting, and rules for admission to our annual meeting.

Voting Information

Who can vote at the annual meeting?

Delaware law and our governing documents require that we establish a record date for the annual meeting so we can determine which stockholders are entitled to notice of, and to vote at the meeting. The record date for the annual meeting is March 3, 2015. Stockholders who owned shares of our common stock as of the close of business on that date can vote at the meeting. On that date, we had 5,145,585,344 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding on the record date is entitled to one vote on each of the 16 director nominees and one vote on each other item to be voted on at the meeting. There is no cumulative voting.

How many votes must be present to hold the annual meeting?

We will have a quorum and will be able to conduct business at the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting as of the record date are present in person or represented by proxy at the meeting. We urge you to vote promptly by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough shares will be present for us to hold the meeting. Solely for purposes of determining whether we have a quorum, we will count:

•	Shares present in person or by proxy and voting;

•	Shares present in person and not voting; and

•	Shares for which we have received proxies but for which stockholders have abstained from voting or that represent broker non-votes, which are described below.

How do I vote my shares?

You don’t have to attend the annual meeting to vote. The Board is soliciting proxies so that you can vote before the annual meeting. If you vote by proxy, you will be designating Hope A. Hardison, Michael J. Loughlin, and James M. Strother, each of whom is a Company executive officer, each with power of substitution as your proxy, and together as your proxies, to vote your shares as you instruct. If you sign and return your proxy card or vote over the internet or by telephone without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations. The proxies also have discretionary authority to vote to adjourn our annual meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations, or if any other business properly comes before the meeting. If any other business properly comes before the meeting, these individuals will vote on those matters in accordance with their best judgment.

We provide you in the chart below general information on how to vote your shares if you are:

•	A record holder—your shares are held directly in your name on our stock records and you have the right to vote your shares in person or by proxy at the annual meeting;

•

A street name holder—your shares are held in an account at a brokerage firm, bank, or other similar entity. This entity is considered the record holder of these shares for purposes of voting at the annual meeting. You have the right to direct the brokerage firm, bank, or other entity how to vote the shares in your account, but you may not vote your account shares in person at the annual meeting without obtaining a legal proxy from this entity giving you the right to vote these shares at the meeting; or

Wells Fargo & Company 2015 Proxy Statement            81

•

A current or former Wells Fargo team member who holds shares in one or both of our Company Plans—you have the right to instruct the 401(k) Plan trustee or direct the Stock Purchase Plan custodian how to vote the shares of common stock you hold as of the record date under each plan in which you participate. The trustee will vote all shares held in the 401(k) Plan in proportion to the voting instructions the trustee actually receives from all 401(k) Plan participants in accordance with the terms of the plan, unless contrary to ERISA. If you do not give voting directions for your Stock Purchase Plan shares, these shares will not be voted. We refer to the 401(k) and Stock Purchase Plans together as the “Company Plans.”

Voting Method	Record Holder	Street Name Holder	Company Plans Participant
Internet*	Go to www.proxypush.com/wfc and follow the instructions when prompted.	See notice of internet availability of proxy materials for instructions how to access on-line proxy materials and vote over the internet

See e-mail sent to your current Company e-mail address for instructions on how to access on-line proxy materials and vote over the internet

If proxy materials received by mail, consult mailed voting instruction form or proxy card for any internet voting instructions

Mobile device*	Not available	See notice of internet availability of proxy materials or voting instruction form to scan printed QR Barcode, then follow prompts on your mobile device to access on-line proxy materials and vote using your device	Not available
Telephone*	Call 1-866-883-3382 and follow the recorded instructions.	May be available; see notice of internet availability of proxy materials or consult voting instruction form for any telephone voting instructions	May be available; see e-mail to your current Company e-mail address or mailed voting instruction form or proxy card for any telephone voting instructions
Mail (if proxy materials received by mail)	Complete, sign, date, and return the proxy card	Complete, sign, date, and return voting instruction card	Complete, sign, date, and return voting instruction card (for 401(k) Plan shares) or proxy card (for Stock Purchase Plan shares)

* If you vote by internet, mobile device by scanning the QR Barcode where available, or by telephone, you will need the control number from your notice of internet availability of proxy materials or proxy card or voting instruction form. If you vote over the internet or by mobile device or telephone, please do not mail back any voting instruction form or proxy card you received. See pages 85-86 for additional information about the notice of internet availability and electronic delivery of our proxy materials.

Can I vote in person at the annual meeting?

If you are a stockholder of record on the record date, you can vote your shares of common stock in person at the annual meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds for you in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted

82            Wells Fargo & Company 2015 Proxy Statement

previously over the internet, using your mobile device (where available), by telephone or by mail. Even if you currently plan to attend the meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What are my voting options? What vote is required and how is my vote counted?

The table below shows your possible voting options on the items to be considered at the meeting, the vote required to elect directors and to approve each other item under our By-Laws, and the manner in which votes will be counted:

Item	Voting Options	Vote Required	Effect of Abstentions	Effect of “Broker Non-Votes”**

Election of Directors	“For,” “Against,” or “Abstain”	Votes cast “FOR” the nominee must exceed the votes cast “AGAINST” the nominee.*	No effect	No effect

Advisory resolution to approve executive compensation	“For,” “Against,” or “Abstain”	Majority of the shares present in person or by proxy at the annual meeting and entitled to vote on this item vote “FOR” this item.	Vote against	No effect

Ratification of KPMG	“For,” “Against,” or “Abstain”	Majority of the shares present in person or by proxy at the annual meeting and entitled to vote on this item vote “FOR” this item.	Vote against	Not applicable

Stockholder Proposals	“For,” “Against,” or “Abstain”	Majority of the shares present in person or by proxy at the annual meeting and entitled to vote on each item vote “FOR” that item.	Vote against	No effect

*As required by our Corporate Governance Guidelines, each nominee for director has tendered an irrevocable resignation that will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts the tendered resignation. For more information on these director resignation provisions, see the information under “Director Election Standard.”

** Under NYSE rules, member-brokers are prohibited from voting a customer’s shares on non-routine items (referred to as a “broker non-vote”) if the customer has not given the broker voting instructions on that matter. Only the proposal to ratify KPMG as independent auditors is considered routine, and a broker may vote customer shares in its discretion on this item if the customer does not instruct the broker how to vote. All of the remaining items listed above are considered non-routine, and thus a broker will return a proxy card without voting on these non-routine items if a customer does not give voting instructions on these matters.

What is the deadline for voting before the meeting?

If You Are:	Voting By:	Your Vote Must Be Received:
A record holder	• Mail	• Prior to the annual meeting
	• Internet or telephone	• By 11:59 p.m., CDT, on April 27, 2015
A street name holder	• Mail	• Prior to the annual meeting
	• Internet, mobile device, or telephone	• By 11:59 p.m., Eastern Daylight Time (EDT), on April 27, 2015
A participant in the Company Plans	• Mail • Internet or telephone	• By April 25, 2015 • By 11:59 p.m., EDT, on April 26, 2015

May I change my vote?

Yes. If you are the record holder of the shares, you may revoke your proxy and change your vote by:

•

Submitting timely written notice of revocation to our Corporate Secretary at MAC #D1053-300, 301 South College Street, 30th Floor, Charlotte, North Carolina 28202 prior to the vote at the annual meeting;

•	If you completed and returned a proxy card, submitting a new proxy card with a later date and returning it prior to the vote at the annual meeting;

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•	If you voted over the internet or by telephone, voting again over the internet or by telephone by the applicable deadline shown in the table above; or

•	Attending the annual meeting in person and voting your shares by ballot at the meeting.

If your shares are held in street name, you may revoke your voting instructions and change your vote by submitting new voting instructions to your brokerage firm, bank, or other similar entity or, if you have obtained a legal proxy from your brokerage firm, bank or other similar entity giving you the right to vote your shares, you may change your vote by attending the meeting and voting in person. If you participate in the Company Plans, you may revoke your voting instructions and change your vote by submitting new voting instructions to the trustee or custodian of the plan before the applicable deadline shown above.

Unless you attend the annual meeting in person, you must submit your changed vote by the deadlines above.

Is my vote confidential?

It is our policy that documents identifying your vote are confidential. The vote of any stockholder will not be disclosed to any third party before the final vote count at the annual meeting except to meet legal requirements: to assert claims for or defend claims against the Company; to allow authorized individuals to count and certify the results of the stockholder vote; a proxy solicitation in opposition to the Board takes place; or to respond to stockholders who have written comments on proxy cards or who have requested disclosure. The Inspector of Election and those who count stockholder votes may not be team members of Wells Fargo & Company but may be team members of Wells Fargo Bank who have been instructed to comply with this policy. Third parties unaffiliated with the Company will count the votes of participants in the Company Plans.

Meeting Admission Information

Are there any rules for admission to the annual meeting?

You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our stockholders on the record date. Before we will admit you to the meeting, you must present a valid photo ID and provide the form(s) of meeting admission documentation listed in the chart below applicable to you.

Meeting Admission Documents

Record Stockholder	Street Name Holder	Company Plan Participant	Proxy For Registered Stockholder	Proxy for Street Name Holder

• Your name is listed in Wells Fargo’s list of record stockholders

• You present one of the following, as applicable:

➢   Notice of Internet Availability of Proxy Materials for 2015 Annual Meeting

➢   Recent brokerage or bank statement showing your current name and address and your ownership of Wells Fargo common stock

		• You present a recent Wells Fargo Plan statement showing your current name and address and your ownership of Wells Fargo common stock	• You have a valid, written legal proxy naming you, signed by a registered stockholder AND • The stockholder’s name is listed in Wells Fargo’s list of record stockholders

• You have a valid and assignable written legal proxy naming you, signed by the street name holder’s bank or brokerage firm

AND

• A copy of the street name holder’s recent brokerage or bank statement showing ownership of Wells Fargo common stock

If you do not have a valid photo ID and proof that you owned, or are legally authorized to act as proxy for someone who owned, shares of our common stock on March 3, 2015, you will not be admitted to the meeting. We do not accept a “Request for Admittance” or similar document for purposes of admission to the annual meeting.

84            Wells Fargo & Company 2015 Proxy Statement

At the entrance to the meeting, we will verify that your name appears in our stock records or will inspect your brokerage or bank statement, internet notice, or your Company Plan statement as your proof of ownership and any written proxy you present as the representative of a stockholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. If you hold your shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both follow the admission procedures described above. We will not be able to accommodate guests at the annual meeting. The annual meeting will begin at 8:30 am CDT. Please allow ample time for the admission procedures described above.

The use of cameras (including cell phones with photographic capabilities), recording devices and other electronic devices is strictly prohibited at the meeting.

If I don’t attend in person, will I be able to listen to the meeting?

Yes. Please visit our “Investor Relations” page under “About Wells Fargo” on www.wellsfargo.com several days before the annual meeting for information on how to listen to the live annual meeting. You will not be able to vote your shares or ask questions while you are listening to the meeting.

Other Information

Cost of Soliciting Proxies

We pay the cost of soliciting proxies. We have retained D.F. King & Co., Inc. to help the Board solicit proxies. We expect to pay $17,500 plus out-of-pocket expenses for its help. Members of the Board and our team members may also solicit proxies for us by mail, telephone, fax, e-mail, or in person. We will not pay our directors or team members any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks or similar entities representing street name holders for their expenses in forwarding the notice of internet availability of proxy materials and/or proxy materials to their customers who are street name holders and obtaining their voting instructions.

Electronic Delivery of Proxy Materials

We use the SEC notice and access rule that allows us to furnish our proxy materials to our stockholders over the internet instead of mailing paper copies of those materials. As a result, beginning on or about March 17, 2015, we sent to most of our stockholders by mail or e-mail a notice of internet availability of proxy materials containing instructions on how to access our proxy materials over the internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received only a notice, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice.

We provided some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are participants in our benefit plans, with paper copies of the proxy materials instead of a notice that the materials are electronically available over the internet. If you received paper copies of the notice or proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically, as described below.

If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one notice or more than one set of paper proxy materials. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.

How to Receive Future Proxy Materials Electronically

Although you may request to receive paper copies of the proxy materials, we would prefer to send proxy materials to stockholders electronically. Stockholders who sign up to receive proxy materials electronically will receive an e-mail prior to next year’s annual meeting with links to the proxy materials, which may give them faster delivery of the materials and will help us save printing and mailing costs and conserve natural resources. Your election to

Wells Fargo & Company 2015 Proxy Statement            85

receive proxy materials by e-mail will remain in effect until you terminate your election. To receive proxy materials by e-mail in the future, follow the instructions described below or on the notice.

If we sent you paper copies of the proxy materials or the notice of internet availability of the proxy materials by mail and you would like to sign up to receive these materials electronically in the future, please have your proxy card available and register using one of the following choices:

Record Holders	If you are the record holder of your shares, you may either go to www.proxydocs.com/wfc and follow the instructions for requesting meeting materials or call 1-866-870-3684.
Street Name Holders	If you hold your shares in street name, you may either go to www.proxyvote.com and follow the instructions to enroll for electronic delivery or contact your brokerage firm, bank, or other similar entity that holds your shares.

If you have previously agreed to electronic delivery of our proxy materials, but wish to receive paper copies of these materials for the annual meeting or for future meetings, please follow the instructions on the website referred to on the electronic notice you received.

Householding

SEC rules allow a single copy of the proxy materials or the notice of internet availability of proxy materials to be delivered to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.

Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to stockholders of record sharing an address. This means that stockholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices. Stockholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future. Additional copies of our proxy materials are available upon request by contacting:

Wells Fargo & Company

MAC #D1053-300

301 South College Street, 30th Floor

Charlotte, North Carolina 28202

Attention: Corporate Secretary

1-866-870-3684

86            Wells Fargo & Company 2015 Proxy Statement

STOCKHOLDER INFORMATION FOR FUTURE ANNUAL MEETINGS

Stockholder Proposals for 2015 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in the proxy statement for the Company’s annual meeting of stockholders in 2016 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received at our principal executive offices at 420 Montgomery Street, San Francisco, CA 94104 (Attention: John G. Stumpf, President and CEO), or by our Corporate Secretary, Anthony R. Augliera, at MAC# D1053-300, 301 South College Street, 30th Floor, Charlotte, NC 28202, by no later than November 18, 2015.

Advance Notice Procedures

Under our By-Laws, a stockholder who wishes to nominate an individual for election to the Board directly, or to propose any business to be considered at an annual meeting must deliver advance notice of such nomination or business to the Company following the procedures in the By-Laws. The stockholder must be a stockholder of record as of the date the notice is delivered and at the time of the annual meeting. The notice must be in writing and contain the information specified in the By-Laws for a director nomination or other business. The Company’s 2016 annual meeting is currently scheduled to be held on April 26, 2016, and to be timely, the notice must be delivered not earlier than December 30, 2015 (the 120th day prior to the first anniversary of this year’s annual meeting) and not later than January 29, 2016 (the 90th day prior to the first anniversary of this year’s annual meeting) to our CEO and Corporate Secretary as follows: John G. Stumpf, President and CEO, Wells Fargo & Company, 420 Montgomery Street, San Francisco, California 94104; and Anthony R. Augliera, Corporate Secretary, MAC# D1053-300, 301 South College Street, 30th Floor, Charlotte, North Carolina 28202. The Chairman or other officer presiding at the annual meeting has the sole authority to determine whether any nomination or other business has been properly brought before the meeting in accordance with our By-Laws. Management and any other person duly named as proxy by a stockholder will have the authority to vote in their discretion on any nomination for director or any other business at an annual meeting if the Company does not receive notice of the nomination or other business matter within the time frames described above or where a notice is received within these time frames, if the stockholder delivering the notice fails to satisfy the requirements of SEC Rule 14a-4.

The requirements described above are separate from the procedures you must follow to submit a nominee for consideration by the GNC for recommendation to the Board for election as a director as described under “Director Nomination Process” and from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement pursuant to SEC Rule 14a-8.

ACRONYMS USED IN THIS PROXY STATEMENT

AEC	Audit and Examination Committee	HRC	Human Resources Committee
CD&A	Compensation Discussion and Analysis	IRC	U.S. Internal Revenue Code of 1986, as amended
CDT	Central Daylight Time	IRS	U.S. Internal Revenue Service
Cook & Co.	Frederic W. Cook & Co., Inc.	LTICP	Long-Term Incentive Compensation Plan
CRC	Corporate Responsibility Committee	NOL	Net Operating Loss
EDT	Eastern Daylight Time	NYSE	New York Stock Exchange
EPS	Earnings Per Share	RSR	Restricted share right
ERISA	Employee Retirement Income Security Act of 1974, as amended	RORCE	Return on Realized Common Equity
GNC	Governance and Nominating Committee	SEC	U.S. Securities and Exchange Commission

Wells Fargo & Company 2015 Proxy Statement            87

CCM4521

WELLS FARGO & COMPANY
Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
Address Change? Mark box, sign, and indicate changes below: ☐

This proxy is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 28, 2015, at 8:30 a.m., Central Daylight Time (CDT), at The Ritz-Carlton, St. Louis, 100 Carondelet Plaza, St. Louis, Missouri 63105.

TO VOTE BY INTERNET OR TELEPHONE SEE REVERSE SIDE OF THIS PROXY CARD

TO VOTE BY MAIL, COMPLETE THIS PROXY CARD AND RETURN THE ENTIRE PROXY CARD—DO NOT SEPARATE IT—IN THE ENCLOSED ENVELOPE

By signing this proxy, the undersigned hereby revokes all prior proxies, and appoints Hope A. Hardison, Michael J. Loughlin and James M. Strother, and each of them, with full power of substitution, as proxies to vote all shares of the Company’s common stock held of record by the undersigned at the close of business on March 3, 2015, which the undersigned would be entitled to vote if personally present at the Annual Meeting or at any adjournments or postponements thereof, as specified on this proxy card. If properly executed, this proxy will be voted as you direct below. If this proxy is executed but no direction is indicated, this proxy will be voted FOR Items 1, 2 and 3, AGAINST Items 4 and 5, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. The Board recommends a vote FOR Items 1, 2 and 3, and a vote AGAINST Items 4 and 5.

1.	Election of directors:	For	Against	Abstain			For	Against	Abstain

1(a)  John D. Baker II

1(b)  Elaine L. Chao

1(c)  John S. Chen

1(d)  Lloyd H. Dean

1(e)  Elizabeth A. Duke

1(f)  Susan E. Engel

1(g)  Enrique Hernandez, Jr.

1(h)  Donald M. James

1(i)   Cynthia H. Milligan

1(j)   Federico F. Peña

1(k)  James H. Quigley

1(l)   Judith M. Runstad

		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐		1(m) Stephen W. Sanger	☐	☐	☐
						1(n) John G. Stumpf	☐	☐	☐
						1(o) Susan G. Swenson	☐	☐	☐
						1(p) Suzanne M. Vautrinot	☐	☐	☐
					2.	Advisory resolution to approve executive compensation.	☐	☐	☐
					3.	Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015.	☐	☐	☐
The Board of Directors recommends you vote AGAINST the following proposals:
					4.	Stockholder proposal to adopt a policy to require an independent chairman.	☐	☐	☐

					5.	Stockholder proposal to provide a report on the Company’s lobbying policies and practices.	☐	☐	☐
This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date shown below or the date the Annual Meeting is completed.
If you plan on attending the Annual Meeting, please check the box: ☐

Date	Signature(s) in Box

Please sign exactly as your name(s) appears on proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WELLS FARGO & COMPANY

THE RITZ-CARLTON, ST. LOUIS

100 CARONDELET PLAZA

ST. LOUIS, MISSOURI 63105

2015 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 28, 2015

8:30 a.m., Central Daylight Time (CDT)

ACCESS PROXY MATERIALS BY INTERNET

You can access our proxy materials over the internet. Please have this proxy card available and go to the following internet address: www.proxydocs.com/wfc to access the materials.

Please help the environment by signing up at the following internet address: www.investorelections.com/wfc to receive all your future annual meeting materials electronically.

VOTE BY INTERNET, TELEPHONE, OR MAIL

TO VOTE BY INTERNET: GO TO THE INTERNET ADDRESS: www.proxypush.com/wfc

•	Use the internet to vote by proxy 24 hours a day, 7 days a week, until 11:59 p.m., CDT on April 27, 2015.

•	Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions when prompted.

•	Do not mail back your proxy card.

TO VOTE BY TELEPHONE: CALL TOLL FREE ON A TOUCH-TONE TELEPHONE: 1-866-883-3382

•	Use any touch-tone telephone to vote by proxy 24 hours a day, 7 days a week, until 11:59 p.m., CDT on April 27, 2015.

•	Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions when prompted.

•	Do not mail back your proxy card.

TO VOTE BY MAIL: PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE RETURN THE ENTIRE PROXY CARD. DO NOT SEPARATE IT.

WELLS FARGO & COMPANY

SIXTH AND MARQUETTE

MINNEAPOLIS, MN 55479

VOTE BY INTERNET - www.proxyvote.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time (EDT), on April 26, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT, on April 26, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M83813-P60386-Z64872-Z64871	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WELLS FARGO & COMPANY
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors
	Nominees:	For	Against	Abstain

1a)   John D. Baker II

1b)   Elaine L. Chao

1c)   John S. Chen

1d)   Lloyd H. Dean

1e)   Elizabeth A. Duke

1f)    Susan E. Engel

1g)   Enrique Hernandez, Jr.

1h)   Donald M. James

1i)    Cynthia H. Milligan

1j)    Federico F. Peña

1k)   James H. Quigley

1l)    Judith M. Runstad

		☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐
							For	Against	Abstain
						1m) Stephen W. Sanger 1n) John G. Stumpf 1o) Susan G. Swenson 1p) Suzanne M. Vautrinot	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐	☐ ☐ ☐ ☐
					2.	Vote on an advisory resolution to approve executive compensation.	☐	☐	☐
					3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015.	☐	☐	☐
The Board of Directors recommends you vote AGAINST the following stockholder proposals:
					4.	Adopt a policy to require an independent chairman.	☐	☐	☐

					5.	Provide a report on the Company’s lobbying policies and practices.	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

WELLS FARGO & COMPANY

2015 ANNUAL MEETING OF STOCKHOLDERS

TUESDAY, APRIL 28, 2015

8:30 A.M., Central Daylight Time (CDT)

VOTE BY INTERNET, TELEPHONE, OR MAIL

If you vote by internet, telephone, or mail, you authorize, as applicable, the 401(k) Plan trustee or the Stock Purchase Plan custodian to designate Hope A. Hardison, Michael J. Loughlin and James M. Strother, and each of them, with full power of substitution, as proxies, to vote the shares as you instruct at the Annual Meeting. Voting by internet or telephone is a proxy vote in the same manner as if you had marked, signed, and returned this voting instruction form and proxy card.

Important Notice Regarding Availability of Proxy Materials:

The 2015 Notice and Proxy Statement and 2014 Annual Report are available at

https://materials.proxyvote.com/949746

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Wells Fargo & Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions on the reverse side of this voting instruction form and proxy card to vote using the internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

M83814-P60386-Z64872-Z64871

WELLS FARGO & COMPANY 420 Montgomery Street, San Francisco, California 94104

This voting instruction form and proxy card is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders to be held on Tuesday, April 28, 2015, at 8:30 a.m., CDT, from persons who participate in the (1) Wells Fargo & Company 401(k) Plan (the “401(k) Plan”) and/or (2) Wells Fargo & Company Stock Purchase Plan (the “Stock Purchase Plan”) or any combination of these plans.

By signing this voting instruction form and proxy card: (a) if the undersigned participates in the 401(k) Plan, the undersigned revokes any prior instructions, and hereby instructs Wells Fargo Bank, National Association (“WFB”), the 401(k) Plan trustee, to exercise the voting rights relating to any shares of the Company’s common stock allocable to his or her 401(k) Plan account as of March 3, 2015, at the Annual Meeting or any adjournments or postponements thereof as specified on this voting instruction form and proxy card; and/or (b) if the undersigned participates in the Stock Purchase Plan, the undersigned revokes any prior proxies, and hereby directs WFB, the custodian of the Stock Purchase Plan, to vote all shares of the Company’s common stock credited to his or her Stock Purchase Plan account as of March 3, 2015 at the Annual Meeting or any adjournments or postponements thereof as specified on this voting instruction form and proxy card.

If properly executed, this voting instruction form and proxy card will be voted as you direct on the reverse side. If no direction is indicated, this voting instruction form and proxy card will be voted FOR Items 1, 2 and 3, AGAINST Items 4 and 5, and in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting.

Broadridge Financial Solutions, Inc. (“Broadridge”), as tabulation agent, will tabulate the votes by mail from all participants in the 401(k) Plan and the Stock Purchase Plan received before 11:59 p.m., Eastern Daylight Time (EDT), on April 25, 2015, and by internet and telephone before 11:59 p.m., EDT, on April 26, 2015. Broadridge will provide the total voting results for all 401(k) Plan shares to WFB which will then determine the ratio of votes received for and against each item. WFB will then vote all 401(k) Plan shares according to the same ratios. Broadridge will also provide the voting results for all Stock Purchase Plan shares to WFB which will then vote such shares as directed by the participants at the Annual Meeting.

TO VOTE BY INTERNET, TELEPHONE, OR MAIL-SEE REVERSE SIDE